          As filed with the Securities and Exchange Commission on April 30, 2003


                                                      Registration No. 333-85296

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-6

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933


                         Post-Effective Amendment No. 2


         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940


                                 Amendment No. 2


     THE MANUFACTURERS LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT
                                        B
                           (Exact name of Registrant)

              THE MANUFACTURERS LIFE INSURANCE COMPANY OF NEW YORK
                               (Name of Depositor)

                                100 Summit Drive
                            Valhalla, New York 10595
              (Address of Depositor's Principal Executive Offices)

                  Depositor's Telephone Number: (914) 773-0708

                          James D. Gallagher, President
              The Manufacturers Life Insurance Company of New York
                                100 Summit Drive
                               Valhalla, NY 10595
                     (Name and Address of Agent for Service)

                                    Copy to:
                              J. Sumner Jones, Esq.
                              Jones & Blouch L.L.P.
                        1025 Thomas Jefferson Street, NW
                              Washington, DC 20007

It is proposed that this filing will become effective (check the appropriate box):

[ ] immediately upon filing pursuant to paragraph (b)


[X] on May 1, 2003 pursuant to paragraph (b)


[ ] 60 days after filing pursuant to paragraph (a)(1)


[ ] on May 1, 2003 pursuant to paragraph (a)(1) of Rule 485


If appropriate, check the following box:

         [ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment

                                     PART A

                       INFORMATION REQUIRED IN PROSPECTUS

PROSPECTUS

                              SEPARATE ACCOUNT B OF
              THE MANUFACTURERS LIFE INSURANCE COMPANY OF NEW YORK

                             VENTURE VUL ACCUMULATOR
                A FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

This prospectus describes Venture VUL Accumulator(sm), a flexible premium variable universal life insurance policy (the "Policy") offered by The Manufacturers Life Insurance Company of New York (the "Company," "Manulife New York," "we" or "us").

The Policy is designed to provide lifetime insurance protection together with flexibility as to:

-        the timing and amount of premium payments,

-        the investment options underlying the Policy Value, and

-        the amount of insurance coverage.

This flexibility allows you, the policyowner, to pay premiums and adjust insurance coverage in light of your current financial circumstances and insurance needs.

Policy Value may be accumulated on a fixed basis or vary with the investment performance of the sub-accounts of Manulife New York's Separate Account B (the "Separate Account"). The assets of each sub-account will be used to purchase shares of a particular investment portfolio (a "Portfolio") of Manufacturers Investment Trust (the "Trust"). The accompanying prospectus for the Trust, and the corresponding Statement of Additional Information, describe the investment objectives of the Portfolios in which you may invest net premiums. Other sub-accounts and Portfolios may be added in the future.

THE POLICY IS NOT SUITABLE FOR SHORT-TERM INVESTMENT PURPOSES. ALSO PROSPECTIVE PURCHASERS SHOULD NOTE THAT IT MAY NOT BE ADVISABLE TO PURCHASE A POLICY AS A REPLACEMENT FOR AN EXISTING INSURANCE POLICY.

The Securities and Exchange Commission (the "SEC") maintains a web site (http://www.sec.gov) that contains material incorporated by reference and other information regarding registrants that file electronically with the SEC.

PLEASE READ THIS PROSPECTUS CAREFULLY AND KEEP IT FOR FUTURE REFERENCE. IT IS VALID ONLY WHEN ACCOMPANIED BY A CURRENT PROSPECTUS FOR THE TRUST.

THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                   HOME OFFICE:                SERVICE OFFICE MAILING ADDRESS:
         The Manufacturers Life Insurance     The Manufacturers Life Insurance
                Company of New York                  Company of New York
               100 Summit Lake Drive        P.O. Box 633, Niagara Square Station
                   Second Floor                 Buffalo, New York 14201-0633
             Valhalla, New York 10595             TELEPHONE: 1-888-267-7781

                   THE DATE OF THIS PROSPECTUS IS MAY 1, 2003

TABLE OF CONTENTS TABLE OF CONTENTS


RISKS/BENEFIT SUMMARY.......................................................................        4
FEE TABLE...................................................................................        6
POLICY SUMMARY..............................................................................        8
    General.................................................................................        8
    Death Benefits..........................................................................        8
    Optional Term Rider.....................................................................
    Cash Value Enhancement Riders...........................................................        8
    Return of Premium Rider.................................................................        8
    Premiums................................................................................        8
    Policy Value............................................................................        9
    Policy Loans............................................................................        9
    Surrender and Partial Withdrawals.......................................................        9
    Lapse and Reinstatement.................................................................        9
    Charges and Deductions..................................................................        9
    Investment Options and Investment Advisers .............................................       10
    Investment Management Fees and Expenses.................................................       10
    Table of Charges and Deductions.........................................................
    Table of Investment Management Fees and Expenses........................................
    Table of Investment Options and Investment Subadvisers..................................       10
GENERAL INFORMATION ABOUT MANULIFE NEW YORK, RATINGS, THE SEPARATE ACCOUNT AND THE TRUST....       12
    Manulife New York.......................................................................       12
    The Separate Account....................................................................       12
    The Trust...............................................................................       13
    Investment Objectives of the Portfolios.................................................       13
ISSUING A POLICY............................................................................       18
    Requirements............................................................................       18
    Temporary Insurance Agreement...........................................................       19
    Right to Examine the Policy.............................................................       19
    Life Insurance Qualification............................................................
DEATH BENEFITS..............................................................................       20
    Death Benefit Options...................................................................       20
    Changing the Death Benefit Option.......................................................       21
    Changing the Face Amount................................................................       21
PREMIUM PAYMENTS............................................................................       22
    Initial Premiums........................................................................       22
    Subsequent Premiums.....................................................................       23
    Maximum Premium Limitation..............................................................       23
    Premium Allocation......................................................................       23
CHARGES AND DEDUCTIONS......................................................................       23
    Premium Charge..........................................................................       24
    Surrender Charges.......................................................................       24
    Monthly Deductions......................................................................       27
    Charges for Transfers...................................................................       29
    Investment Management Fees and Expenses.................................................
    Reduction in Charges....................................................................       29
SPECIAL PROVISIONS FOR EXCHANGES............................................................       29
COMPANY TAX CONSIDERATIONS..................................................................       29
POLICY VALUE................................................................................       30
    Determination of the Policy Value.......................................................       30
    Units and Unit Values...................................................................       30
    Transfers of Policy Value...............................................................       31
POLICY LOANS................................................................................       32
    Effect of Policy Loans..................................................................       32
    Interest Charged on Policy Loans........................................................       32
    Loan Account............................................................................       32
POLICY SURRENDER AND PARTIAL WITHDRAWALS....................................................       33
    Policy Surrender........................................................................       33
    Partial Withdrawals.....................................................................       33

LAPSE AND REINSTATEMENT.....................................................................       33
    Lapse...................................................................................       33
    No-Lapse Guarantee......................................................................       33
    No-Lapse Guarantee Cumulative Premium Test..............................................       34
    Reinstatement...........................................................................       34
THE GENERAL ACCOUNT.........................................................................       34
    Fixed Account...........................................................................       35
OTHER PROVISIONS OF THE POLICY..............................................................       35
    Cash Value Enhancement Riders...........................................................       35
    Return of Premium Rider Death Benefit...................................................       36
    Policyowner Rights......................................................................       36
    Beneficiary.............................................................................       37
    Validity................................................................................       37
    Misstatement of Age or Sex..............................................................       37
    Suicide Exclusion.......................................................................       37
    Supplementary Benefits..................................................................       37
TAX TREATMENT OF THE POLICY.................................................................       38
    Life Insurance Qualification............................................................       38
    Tax Treatment of Policy Benefits........................................................       39
    Alternate Minimum Tax...................................................................       42
    Income Tax Reporting....................................................................       43
OTHER INFORMATION...........................................................................       43
    Payment of Proceeds.....................................................................       43
    Reports to Policyowners.................................................................       43
    Distribution of the Policies............................................................       43
    Responsibilities Assumed by Manulife New York and Manulife Financial Securities.........       44
    Voting Rights...........................................................................       44
    Substitution of Portfolio Shares........................................................       44
    Records and Accounts....................................................................       44
    State Regulations.......................................................................       45
    Litigation..............................................................................       45
    Further Information.....................................................................       45
    Illustrations...........................................................................       45
    Financial Statements....................................................................       45
APPENDIX A - DEFINITIONS....................................................................       46


THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION WHERE IT WOULD NOT BE LAWFUL. YOU SHOULD RELY ON THE INFORMATION CONTAINED IN THIS PROSPECTUS, THE PROSPECTUS OF MANUFACTURERS INVESTMENT TRUST, OR THE STATEMENT OF ADDITIONAL INFORMATION OF MANUFACTURERS INVESTMENT TRUST. WE HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT.

THE PURPOSE OF THIS VARIABLE LIFE INSURANCE POLICY IS TO PROVIDE INSURANCE PROTECTION FOR THE BENEFICIARY NAMED THEREIN. NO CLAIM IS MADE THAT THIS VARIABLE LIFE INSURANCE POLICY IS IN ANY WAY SIMILAR OR COMPARABLE TO A SYSTEMATIC INVESTMENT PLAN OF A MUTUAL FUND.

Examine this prospectus carefully. The Policy Summary will briefly describe the Policy. More detailed information will be found further in the prospectus.

         RISKS/BENEFITS SUMMARY

              BENEFITS

              Some of the benefits of purchasing the Policy are described below.


DEATH BENEFIT PROTECTION. This prospectus describes a flexible premium variable life insurance policy, which provides for a death benefit payable to the beneficiary of the Policy upon the death of the insured. Variable life insurance is a flexible tool for financial and investment planning for persons needing death benefit protection. You should consider other forms of investments if death benefit protection is not one of your financial planning objectives, as there are additional costs and expenses in providing the insurance.



ACCESS TO YOUR POLICY VALUES. Variable life insurance offers access to Policy Value. You may borrow against your Policy, or surrender all, or a portion of your policy through a partial withdrawal. There are limitations to partial withdrawals, details of which may be found in this prospectus under "Policy Surrender and Partial Withdrawals."



TAX DEFERRED ACCUMULATION. Variable life insurance has several tax advantages under current tax laws. For example, Policy Value accumulates on a tax-deferred basis and a transfer of values from one sub-account to another within the Policy generates no taxable gain or loss. Any investment income and realized capital gains within a sub-account or interest from the Fixed Account are automatically reinvested without being taxed to the policy owner.



INVESTMENT OPTIONS. In addition to the Fixed Account, the Policy provides for access to a number of variable investment options, which permit you to reallocate your Policy Value to meet your changing personal objectives, goals, and investment conditions. Information regarding each investment option may be found in the Manufacturers Investment Trust prospectus that accompanies this prospectus.



FLEXIBILITY. The policy is a flexible premium variable life insurance policy in which varying premium payments are permitted. You may select death benefit options and policy riders. You may increase or decrease the amount of death benefit. You are able to select, monitor, and change investment choices within your policy.



Access To Your Policy Values. Variable life insurance offers access to Policy Value. You may borrow against your Policy, or surrender all, or a portion of your policy through a partial withdrawal. However, if the Policy is a MEC, any withdrawal (including a loan) may be taxable.

              RISKS

              Some of the risks of purchasing the Policy are described below.


FLUCTUATING INVESTMENT PERFORMANCE. Policy Value invested in a sub-account are not guaranteed and will increase and decrease according to investment performance. You assume the investment risk of Policy Value allocated to the sub-accounts. A comprehensive discussion of each sub-account's objective and risk is found in the Manufacturers Investment Trust prospectus which is accompanies this prospectus. You should review this prospectus carefully before allocating Policy Value to any sub-accounts.



UNSUITABLE FOR SHORT-TERM INVESTMENT. The Policy is intended for long-term financial planning, and is unsuitable for short-term goals. Your Policy is not designed to serve as a vehicle for frequent trading.



POLICY LAPSE. Sufficient premiums must be paid to keep a policy in force. There is a risk of lapse if the Policy Value is too low in relation to the insurance amount, if investment results are less favorable than anticipated or if extensive Policy loans are taken, unless the Policy is covered by the No-Lapse Guarantee. A Policy lapse could have adverse tax consequences since the amount received (including any loans) less the investment in the Policy may be treated as ordinary income subject to tax.



DECREASING DEATH BENEFIT. Any outstanding policy loans and any amount that you have surrendered or withdrawn will reduce your policy's death benefit.



ADVERSE CONSEQUENCES OF EARLY SURRENDER. There are surrender charges assessed if you surrender your Policy in the first 10-15 years from the purchase of the Policy. Depending on the amount of premium paid and the Policy Value at the time of surrender, there may be little or no Net Cash Surrender Value paid to you when the Policy is surrendered.



ADVERSE TAX CONSEQUENCES. You should always consult a tax adviser about the application of federal and state tax law to your individual situation. The federal income tax treatment of life insurance is complex and current tax treatment of life insurance may change.

FEE TABLE
         The following tables describe the fees and expenses (on a guaranteed basis) that you will pay when buying, owning, and surrendering the Policy. The first table describes the fees and expenses that you will pay at the time that you buy the Policy, surrender the Policy, or transfer cash value between investment options.

                                TRANSACTION FEES


===========================================================================================================================
                                WHEN CHARGE IS
CHARGE                          DEDUCTED                                          AMOUNT DEDUCTED
---------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge Imposed    Upon receipt of                 7.5% of each premium paid during the first 10 Policy
on Premium (Load)               premium                         Years*
                                                                8.5% of each premium paid during the first 10 Policy Years if the Cash Value Enhancement Rider is elected**
                                                                3.25% of each premium paid during the first 10 Policy
                                                                Years if the Cash Value Enhancement Plus Rider is
                                                                elected***
---------------------------------------------------------------------------------------------------------------------------
Maximum Surrender Charge        Upon withdrawal,                The maximum Surrender Charge per $1000 of Face Amount is
(Load)                          surrender or Policy             $44.17****
                                lapse
---------------------------------------------------------------------------------------------------------------------------
Transfer Fees                   Upon Transfer                   $25 (only applies to transfers in excess of 12 in a Policy
                                                                Year)
---------------------------------------------------------------------------------------------------------------------------
Dollar Cost Averaging           Upon Transfer                   Guaranteed - $5
                                                                   Current - $0
---------------------------------------------------------------------------------------------------------------------------
Asset Allocation Balancer       Upon Transfer                   Guaranteed - $15
                                                                   Current - $0
---------------------------------------------------------------------------------------------------------------------------


         *5% thereafter.

       **5.5% thereafter.

      ***2.25% thereafter


     ****A Surrender Charge is assessed during the first 15 years following the Policy Date or the effective date of a Face Amount increase and is based upon the Face Amount of the Policy. If the Policy is issued with a CASH VALUE ENHANCEMENT RIDER, the Surrender Charge calculated as described above is reduced by 90% for a surrender or lapse occurring in the first Policy Year, 80% in the second Policy Year, 60% in the third Policy Year, 40% in the fourth Policy Year and 20% in the fifth Policy Year. If the Policy is issued with a CASH VALUE ENHANCEMENT PLUS RIDER, there is no Surrender Charge.


         The next table described the fees and expenses (on a guaranteed basis) that you will pay periodically during the time that you own the Policy, not including fees and expenses of the portfolios of Manufacturers Investment Trust, the underlying variable investment options for your Policy.

             ANNUAL CHARGES OTHER THAN THOSE OF THE TRUST PORTFOLIOS


==============================================================================================================================
CHARGE                                         WHEN CHARGE IS DEDUCTED                      AMOUNT DEDUCTED[#]
------------------------------------------------------------------------------------------------------------------------------
Cost of Insurance*                             Monthly
------------------------------------------------------------------------------------------------------------------------------

        Minimum and Maximum                                                         The possible range of the cost of insurance
        Charge                                                                      is from $0.00 to $83.33% per $1,000 of the
                                                                                    net amount at risk.
------------------------------------------------------------------------------------------------------------------------------
        Charge for a Representative                                                 $0.01 per $1,000 of the net amount at risk
        Policyowner (a 35 year old
preferred no-smoking male)
------------------------------------------------------------------------------------------------------------------------------
Asset Based Risk Charge                        Monthly
------------------------------------------------------------------------------------------------------------------------------
        Asset Based Risk Charge                                                     Guaranteed
        (with No Cash Value                                                         0.30% annually (0.03% monthly)
        Enhancement Rider)                                                          Current
                                                                                    0%
------------------------------------------------------------------------------------------------------------------------------
        Asset Based Risk Charge                                                     Guaranteed
        (with Cash Value Enhancement                                                0.30% annually (.03% monthly)
        Rider)                                                                      Current
                                                                                    0%
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
      Asset Based Risk Charge                                                       Guaranteed
      (with Cash Value Enhancement                                                      First 15 Policy Years
      Plus Rider)                                                                       1.30% annually (0.11% monthly)
                                                                                          Policy Years 16 and After
                                                                                          0.55% annually (0.05% monthly)
                                                                                          thereafter.

                                                                                    Current
                                                                                         First 15 Policy Years
                                                                                         1.00% annually (0.08%
                                                                                    monthly)
                                                                                         Policy Years 16 and After
                                                                                         0.25% annually (0.02%
                                                                                    monthly)
-------------------------------------------------------------------------------------------------------------------------------
Face Amount Charge                             Monthly                              Minimum  $0.08 per $1000 of Face Amount.
Death Benefit Option 1
                                                                                    Maximum $1.18 per $1000 of Face Amount
-------------------------------------------------------------------------------------------------------------------------------
     Charge for a Representative                                                    $0.11 per $1,000 Face Amount
     Policyowner (a 35 year old
     preferred non-smoking male)
-------------------------------------------------------------------------------------------------------------------------------
Face Amount Charge                             Monthly                              Minimum $0.04 per $1000 of Face Amount.
Death Benefit Option 2
                                                                                    Maximum $0.083 per $1000 of Face Amount
-------------------------------------------------------------------------------------------------------------------------------
     Charge for a Representative                                                    $0.06 per $1,000 Face Amount
     Policyowner (a 35 year old
     preferred non-smoking male)
-------------------------------------------------------------------------------------------------------------------------------
Administrative Fees                            Monthly                              $40 per Policy Month during the first 5
                                                                                    Policy Year**
-------------------------------------------------------------------------------------------------------------------------------
Optional Return of Premium Death               Monthly
Benefit Rider*
-------------------------------------------------------------------------------------------------------------------------------
     Minimum and Maximum                                                            The possible range of the cost of
     Charge                                                                         insurance is from $0.00 to $83.33% per
                                                                                    $1,000 of the net amount at risk.
-------------------------------------------------------------------------------------------------------------------------------
     Charge for a Representative                                                    $0.01 per $1,000 of the net amount
     Policyowner (a 35 year old                                                     at risk
preferred non-smoking male)
-------------------------------------------------------------------------------------------------------------------------------
Loan Interest Rate (Net)                       Annually                             1.25% during the first 10 Policy Years***
-------------------------------------------------------------------------------------------------------------------------------



         *The cost of insurance varies based on individual characteristics and the charges shown in the table may not be representative of the charge a particular Policyowner will pay. Information regarding your individual cost of insurance charges may be found in your Policy.


         **$20 per Policy Month thereafter.


         *** 0.5% thereafter



         #All figures are rounded to two decimal places.


         The next table described the fees and expenses of the portfolios of Manufacturers Investment Trusts that you will pay periodically during the time that you own the Policy. The table shows the minimum and maximum fees and expenses charged by any of the portfolios. More detail concerning each portfolio's fees and expenses is contained in the prospectus for Manufacturers Investment Trust.

  ANNUAL OPERATING EXPENSES OF THE PORTFOLIOS OF MANUFACTURERS INVESTMENT TRUST
               (EXPENSES THAT ARE DEDUCTED FROM PORTFOLIO ASSETS)


================================================================================================================================
Charge                                                                                                   Minimum         Maximum
--------------------------------------------------------------------------------------------------------------------------------
Expenses that are deducted from portfolio assets, including advisory fees,                                0.550%          1.570%
Rule 12b-1 fees and Other Expenses
================================================================================================================================


         POLICY SUMMARY

         GENERAL

         We have prepared the following summary as a general description of the most important features of the Policy. It is not comprehensive and you should refer to the more detailed information contained in this prospectus. Unless otherwise indicated or required by the context, the discussion throughout this prospectus assumes that the Policy has not gone into default, there is no outstanding Policy Debt, and the death benefit is not determined by the minimum death benefit percentage.

         DEATH BENEFITS

         There are two death benefit options. Under Option 1, the death benefit is the FACE AMOUNT OF THE POLICY at the date of death. Under Option 2, the death benefit is the FACE AMOUNT PLUS THE POLICY VALUE OF THE POLICY at the date of death. If on the date of death of the insured, the Policy is being kept in force under the No-Lapse Guarantee provision, the death benefit will be the Face Amount of the Policy only. The actual death benefit will be the greater of the death benefit under the applicable death benefit option or the Minimum Death Benefit. The Minimum Death Benefit on any date is the Policy Value on that date multiplied by the applicable minimum death benefit percentage for the Attained Age of the life insured. A table of Minimum Death Benefit Percentages is located under "Death Benefits - Minimum Death Benefit." You may change the death benefit option and increase or decrease the Face Amount subject to the limitations described in this Prospectus.

         CASH VALUE ENHANCEMENT RIDERS

         The Policy may be issued with one of two optional Cash Value Enhancement riders. The benefit of these riders is that the Cash Surrender Value of a Policy is enhanced during the period for which Surrender Charges are applicable. Under the Cash Value Enhancement Rider, the enhancement is provided by reducing the Surrender Charge that would otherwise have applied upon Policy surrender or lapse. The Cash Value Enhancement Rider does not apply to decreases in Face Amount or partial withdrawals. Under the Cash Value Enhancement Plus Rider, there will be no Surrender Charge. The decision to add one of these two riders must be made at issuance of the Policy and, once made, is irrevocable. Adding either of these riders may result in different premium and asset-based risk charges under the Policy.

         RETURN OF PREMIUM RIDER

         The Policy may be issued with an optional Return of Premium Death Benefit rider if death benefit Option 1 is elected. This rider provides an additional death benefit payable upon the death of the life insured after the Company receives due proof of death. The Return of Premium Death Benefit is calculated as follows:

         The return of premium rider death benefit is equal to the initial premium. Any subsequent premiums will increase the death benefit at the time of the premium payment by the amount of the premium. Any partial withdrawal will reduce the death benefit at the time of withdrawal by an amount equal to the withdrawal plus any applicable Surrender Charge (except that the rider death benefit will not be reduced to less than zero). The Return of Premium rider is not protected by the No-Lapse Guarantee after the second Policy Year.

         PREMIUMS

         You may pay premiums at any time and in any amount, subject to certain limitations as described under "Premium Payments - Subsequent Premiums." Net Premiums will be allocated, according to your instructions and at the Company's discretion, to one or more of our general account and the sub-accounts of the Separate Account. You may change your allocation instructions at any time. You may also transfer amounts among the accounts.

         POLICY VALUE

         The Policy has a Policy Value reflecting premiums paid, certain charges for expenses and cost of insurance, and the investment performance of the accounts to which you have allocated premiums.

         POLICY LOANS

         You may borrow an amount not to exceed the Maximum Loanable Amount. Loan interest at a rate of 5.25% during the first ten Policy Years and 4% thereafter is due on each Policy Anniversary. We will deduct all outstanding Policy Debt from proceeds payable at the insured's death or upon surrender.

         SURRENDER AND PARTIAL WITHDRAWALS

         You may make a partial withdrawal of your Policy Value. A partial withdrawal may result in a reduction in the Face Amount of or the death benefit under the Policy and an assessment of a portion of the Surrender Charges to which the Policy is subject.


         You may surrender your Policy for its Net Cash Surrender Value at any time while the life insured is living. The Net Cash Surrender Value is equal to the Policy Value less the sum of (a) any Surrender Charge, (b) outstanding monthly deductions due, and (c) the Policy Debt.


         LAPSE AND REINSTATEMENT

         Unless the No-Lapse Guarantee Cumulative Premium Test has been met, a Policy will lapse (and terminate without value) when its Net Cash Surrender Value is insufficient to pay the next monthly deduction and a grace period of 61 days expires without your having made an adequate payment.

         The Policies, therefore, differ in two important respects from conventional life insurance policies. First, the failure to make planned premium payments will not itself cause a Policy to lapse. Second, a Policy can lapse even if planned premiums have been paid.

         A policyowner may reinstate a lapsed Policy at any time within the five year period following lapse provided the Policy was not surrendered for its Net Cash Surrender Value. We will require evidence of insurability along with a certain amount of premium as described under "Reinstatement."

         CHARGES AND DEDUCTIONS

         We assess certain charges and deductions in connection with the Policy. These include:

                  -        charges deducted from premiums paid,

                  - monthly deductions for administration, asset based risk, cost of insurance, and face amount charges,

                  -        charges assessed on surrender or lapse, and

                  - if applicable, a charge for any supplementary benefits added to the Policy.

         The charges are summarized in the Fee Table. We may allow you to request that the sum of the charges assessed monthly for the cost of insurance, face amount, and administrative expenses be deducted from the Fixed Account or one or more of the sub-accounts of the Separate Account.

         In addition, there are charges deducted from each Portfolio of the Trust. These charges are summarized in the prospectus of the Trust.

         The Policy may be issued with either one of the two optional Cash Value Enhancement riders which we offer. In the case of the Cash Value Enhancement rider, the Surrender Charge is reduced upon the surrender or lapse of a Policy. In the case of the Cash Value Enhancement Plus rider, the Surrender Charge is eliminated. If a Policy is issued with either of these riders, it will have different premium charges and the same or higher asset-based risk charges as noted under the "Table of Charges and Deductions."

         INVESTMENT OPTIONS AND INVESTMENT ADVISERS

         You may allocate Net Premiums to the Fixed Account or to one or more of the sub-accounts of the Separate Account. Each of the sub-accounts invests in the shares of one of the Portfolios of the Trust.

         The Trust receives investment advisory services from Manufacturers Securities Services, LLC ("MSS"). MSS is a registered investment adviser under the Investment Advisers Act of 1940, as amended.

         The Trust also employs subadvisers. The Table of Investment Options and Investment Subadvisers shows the subadvisers that provide investment subadvisory services to the indicated Portfolios.

         Allocating net premiums only to one or a small number of the investment options (other than the Lifestyle Trusts) should not be considered a balanced investment strategy. In particular, allocating net premiums to a small number of investment options that concentrate their investments in a particular business or market sector will increase the risk that the value of your Policy will be more volatile since these investment options may react similarly to business or market specific events. Examples of business or market sectors where this risk historically has been and may continue to be particularly high include: (a) technology related businesses, including internet related businesses, (b) small cap securities and (c) foreign securities. The Company does not provide advice regarding appropriate investment allocations. Please discuss this matter with your financial adviser.

         INVESTMENT MANAGEMENT FEES AND EXPENSES

         Each sub-account of the Separate Account purchases shares of one of the Portfolios at net asset value. The net asset value of those shares reflects investment management fees and certain expenses of the Portfolios. The fees and expenses for each Portfolio for the Trust's last fiscal year are shown in the Table of Investment Management Fees and Expenses in the Trust's prospectus.

         TABLE OF INVESTMENT OPTIONS AND INVESTMENT SUBADVISERS

                  The Trust currently has the following subadvisers who manage the portfolios of the Trust which are investment options for this contract, one of which is MFC Global Investment Management (U.S.A.) Limited ("MFC Global (U.S.A.)"). Both MSS and MFC Global (U.S.A.) are affiliates of ours.


         SUBADVISER                        PORTFOLIO
         A I M Capital Management, Inc.    All Cap Growth Trust
                                           Aggressive Growth Trust
                                           Mid Cap Core Trust(D)

         Capital Guardian Trust Company    Small Company Blend Trust
                                           U.S. Large Cap Trust
                                           (formerly, U.S. Large Cap Value
                                           Trust)
                                           Income & Value Trust
                                           Diversified Bond Trust

         Davis Advisors                    Financial Services Trust
                                           Fundamental Value Trust

         Deutsche Asset Management, Inc.   Real Estate Securities Trust
                                           Dynamic Growth Trust
                                           All Cap Core Trust
                                           Lifestyle Trusts(A)

         Deutsche Asset Management         International Stock Trust
            Investment Services Ltd.

         Fidelity Management & Research    Strategic Opportunities Trust
         Company                           Large Cap Growth Trust
                                           Overseas Trust

         Franklin Advisers, Inc.           Emerging Small Company Trust

         INVESCO Funds Group, Inc.         Telecommunications Trust
                                           Mid Cap Growth Trust

         Jennison Associates LLC           Capital Appreciation Trust

         Lord, Abbett & Co.                Mid Cap Value Trust
                                           All Cap Value Trust

         Mercury Advisors(C)               Large Cap Value Trust(D)

         MFC Global Investment             Pacific Rim Emerging Markets Trust
            Management (U.S.A.) Limited    Quantitative Equity Trust
                                           Quantitative Mid Cap Trust
                                           Quantitative All Cap Trust(D)
                                           Emerging Growth Trust(D)
                                           Money Market Trust
                                           Index Trusts
                                           Lifestyle Trusts(A)
                                           Balanced Trust

         Massachusetts Financial           Strategic Growth Trust
            Services Company               Strategic Value Trust
                                           (formerly, Capital Opportunities
                                           Trust)
                                           Utilities Trust

         Munder Capital Management         Internet Technologies Trust
                                           Small Cap Opportunities Trust(D)

         Pacific Investment Management     Global Bond Trust
            Company                        Total Return Trust
                                           Real Return Bond Trust(D)

         Putnam Investment Management,     Mid Cap Opportunities Trust
            L.L.C.                         Global Equity Trust

         Salomon Brothers Asset            U.S. Government Securities Trust
            Management Inc                 Strategic Bond Trust
                                           Special Value Trust(D)
                                           High Yield Trust

         T. Rowe Price Associates, Inc.    Science & Technology Trust
                                           Small Company Value Trust
                                           Health Sciences Trust
                                           Blue Chip Growth Trust
                                           Equity-Income Trust

         Templeton Investment Counsel,     International Value Trust
            Inc.                           International Small Cap Trust

         UBS Global Asset Management       Global Allocation Trust
         (formerly, Brinson Advisors,      (formerly, Tactical Allocation Trust)
             Inc.)

         Wellington Management Company,    Growth & Income Trust
            LLP                            Investment Quality Bond Trust
                                           Mid Cap Stock Trust
                                           Natural Resources Trust(D)

         Van Kampen(B)                     Value Trust

----------------

         (A) Deutsche Asset Management, Inc. provides subadvisory consulting services to MFC Global Investment Management (U.S.A.) Limited regarding management of the Lifestyle Trusts.


         (B) Morgan Stanley Investment Management Inc. ("MSIM") is the sub-adviser to the Value Trust. MSIM does business in certain instances (including its role as the sub-adviser to the Value Trust) using the name "Van Kampen." MSIM also does business under the name "Miller Anderson." Prior to May 1, 2003, Miller Anderson was named as the subadviser to the Value Trust.



         (C) Fund Asset Management, L.P. is the sub-adviser to the Large Cap Value Trust. Fund Asset Management does business in certain instances (including its role as the sub-adviser to the Large Cap Value Trust) using the name "Mercury Advisors."



         (D)      Available for sales May 5, 2003.



         GENERAL INFORMATION ABOUT MANULIFE NEW YORK, RATINGS, THE SEPARATE ACCOUNT AND THE TRUST


         MANULIFE NEW YORK

         We are a stock life insurance company organized under the laws of New York on February 10, 1992. Our principal office is located at 100 Summit Lake Drive, Second Floor Valhalla, New York 10595. We are a wholly-owned subsidiary of The Manufacturers Life Insurance Company (U.S.A.) ("MANULIFE USA"), a stock life insurance company incorporated in Maine on August 20, 1955 by a special act of the Maine legislature and redomesticated under the laws of Michigan with its principal office located at 73 Tremont Street, Boston, Massachusetts 02108. Our ultimate parent is Manulife Financial Corporation ("MFC"), a publicly traded company, based in Toronto, Canada. MFC is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife Financial.

         RATINGS

                  The Manufacturers Life Insurance Company of New York's financial ratings are as follows:

         A++ A.M. Best
         Superior companies have a very strong ability to meet their obligations; 1st category of 16

         AA+ Fitch
         Very strong capacity to meet policyholder and contract obligations; 2st category of 22

         AA+ Standard & Poor's
         Very strong financial security characteristics; 2nd category of 21

         These ratings, which are current as of the date of this prospectus and are subject to change, are assigned as a measure of Manulife New York's ability to honor the death benefit, fixed account guarantees and no lapse guarantees but not specifically to its products, the performance (return) of these products, the value of any investment in these products upon withdrawal or to individual securities held in any portfolio.

         THE SEPARATE ACCOUNT

         The Company established The Manufacturers Life Insurance Company of New York Separate Account B ("Separate Account") on May 6, 1997, subject to approval by the Superintendent of Insurance of New York. The Separate Account holds assets that are segregated from all of Manulife New York's other assets. The Separate Account is currently used only to support variable life insurance policies.

         ASSETS OF THE SEPARATE ACCOUNT

         Manulife New York is the legal owner of the assets in the Separate Account. The income, gains, and losses of the Separate Account, whether or not realized, are, in accordance with applicable contracts, credited to or charged against the Account without regard to the other income, gains, or losses of Manulife New York. Manulife New York will at all times maintain assets in the Separate Account with a total market value at least equal to the reserves and other liabilities relating to variable benefits under all policies participating in the Separate Account. These assets may not be charged with liabilities which arise from any other business Manulife New York conducts. However, all obligations under the variable life insurance policies are general corporate obligations of Manulife New York.

         REGISTRATION

         The Separate Account is registered with the SEC under the Investment Company Act of 1940, as amended (the"1940 Act") as a unit investment trust. A unit investment trust is a type of investment company which invests its assets in specified securities, such as the shares of one or more investment companies, rather than in a portfolio of unspecified securities. Registration under the 1940 Act does not involve any supervision by the SEC of the management or investment policies or practices of the Separate Account. For state law purposes the Separate Account is treated as a part or division of Manulife New York.

         THE TRUST

         Each sub-account of the Separate Account will purchase Series I shares only of a particular Portfolio. The Trust is registered under the 1940 Act as an open-end management investment company. Each of the Trust portfolios, except the Lifestyle Trusts, are subject to a Rule 12b-1 fee of .15% of a portfolio's Series I net assets. The Separate Account will purchase and redeem shares of the Portfolios at net asset value. Shares will be redeemed to the extent necessary for Manulife New York to provide benefits under the Policies, to transfer assets from one sub-account to another or to the general account as requested by policyowners, and for other purposes not inconsistent with the Policies. Any dividend or capital gain distribution received from a Portfolio with respect to the Policies will be reinvested immediately at net asset value in shares of that Portfolio and retained as assets of the corresponding sub-account.

         The Trust shares are issued to fund benefits under both variable annuity contracts and variable life insurance policies issued by the Company or life insurance companies affiliated with the Company. Manulife New York may also purchase shares through its general account for certain limited purposes including initial portfolio seed money. For a description of the procedures for handling potential conflicts of interest arising from the funding of such benefits see the accompanying Trust prospectus.

         INVESTMENT OBJECTIVES OF THE PORTFOLIOS

         The investment objectives and certain policies of the Portfolios currently available to policyowners through corresponding sub-accounts are set forth below. There is, of course, no assurance that these objectives will be met. A full description of the Trust, its investment objectives, policies and restrictions, the risks associated therewith, its expenses, and other aspects of its operation is contained in the accompanying Trust prospectus, which should be read together with this prospectus.

         ELIGIBLE PORTFOLIOS

         The Portfolios of the Trust available under the Policies are as follows:


         The SCIENCE & TECHNOLOGY TRUST seeks long-term growth of capital by investing, under normal market condition, at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of companies expected to benefit from the development, advancement, and use of science and technology. Current income is incidental to the portfolio's objective.



         The INTERNET TECHNOLOGIES TRUST seeks long-term capital appreciation by investing the portfolio's assets primarily in companies engaged in Internet-related business (such businesses also include
         Intranet-related businesses).


         The PACIFIC RIM EMERGING MARKETS TRUST seeks long-term growth of capital by investing in a diversified portfolio that is comprised primarily of common stocks and equity-related securities of corporations domiciled in countries in the Pacific Rim region.


         The TELECOMMUNICATIONS TRUST seeks capital appreciation (with earning income as a secondary objective) by investing, under normal market conditions, primarily in equity securities of companies engaged in the telecommunications sector, that is, in the design, development, manufacture, distribution or sale of communications services and equipment and companies that are involved in supplying equipment or services to such companies.


         The HEALTH SCIENCES TRUST seeks long-term capital appreciation by investing, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of companies engaged in the research, development, production, or distribution of products or services related to health care, medicine, or the life sciences (collectively termed "health sciences").

         The EMERGING GROWTH TRUST (available for sale May 5, 2003) seeks superior long-term rates of return through capital appreciation by investing, under normal circumstances, primarily in high quality securities and convertible instruments of small-cap U.S. companies.


         The AGGRESSIVE GROWTH TRUST seeks long-term capital appreciation by investing the portfolio's asset principally in common stocks, convertible bonds, convertible preferred stocks and warrants of companies which in the opinion of the subadviser are expected to achieve earnings growth over time at a rate in excess of 15% per year. Many of these companies are in the small and medium-sized category.

         The EMERGING SMALL COMPANY TRUST seeks long-term growth of capital by investing, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in common stock equity securities of companies with market capitalizations that approximately match the range of capitalization of the Russell 2000 Growth Index* ("small cap stocks") at the time of purchase.

         The SMALL COMPANY BLEND TRUST seeks long-term growth of capital and income by investing the portfolio's assets, under normal market conditions, primarily in equity and equity-related securities of companies with market capitalizations that approximately match the range of capitalization of the Russell 2000 Index at the time of purchase.


         The DYNAMIC GROWTH TRUST seeks long-term growth of capital by investing in stocks and other equity securities of medium-sized U.S. companies with strong growth potential.



         The MID CAP GROWTH TRUST seeks capital appreciation by investing primarily in common stocks of mid-sized companies - those with market capitalizations between $2.5 billion and $15 billion at the time of purchase.



         The MID CAP OPPORTUNITIES TRUST seeks capital appreciation by investing, under normal market conditions, primarily in common stocks and other equity securities of U.S. mid-size companies.


         The MID CAP STOCK TRUST seeks long-term growth of capital by investing primarily in equity securities of mid-size companies with significant capital appreciation potential.


         The NATURAL RESOURCES TRUST (available for sale May 5, 2003) seeks long-term total return by investing, under normal market conditions, primarily in equity and equity-related securities of natural resource-related companies worldwide.



         The ALL CAP GROWTH TRUST seeks long-term capital appreciation by investing the portfolio's assets under normal market conditions, principally in common stocks of companies that are likely to benefit from new or innovative products, services or processes, as well as those that have experienced above average, long-term growth in earnings and have excellent prospects for future growth.



         The STRATEGIC OPPORTUNITIES TRUST seeks growth of capital by investing primarily in common stocks. Investments may include securities of domestic and foreign issuers, and growth or value stocks or a combination of both.


         The FINANCIAL SERVICES TRUST seeks growth of capital by investing primarily in common stocks of financial companies. During normal market conditions, at least 65% (80% after July 31, 2002) of the portfolio's net assets (plus any borrowings for investment purposes) are invested in companies that are principally engaged in financial services. A company is "principally engaged" in financial services if it owns financial services-related assets constituting at least 50% of the value of its total assets, or if at least 50% of its revenues are derived from its provision of financial services.





         The INTERNATIONAL STOCK TRUST seeks long-term growth of capital by investing in stocks and other securities with equity characteristics of companies located in the developed countries that makeup the MSCI EAFE Index.



         The OVERSEAS TRUST seeks growth of capital by investing, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in non-U.S. securities. The portfolio expects to invest primarily in equity securities.



         The INTERNATIONAL SMALL CAP TRUST seeks capital appreciation by investing primarily in the common stock of companies located outside the U.S. which have total stock market capitalization or annual revenues of $1.5 billion or less ("small company securities").


         The INTERNATIONAL VALUE TRUST seeks long-term growth of capital by investing, under normal market conditions, primarily in equity securities of companies located outside the U.S., including emerging markets.




         The QUANTITATIVE MID CAP TRUST seeks long-term growth of capital by investing, under normal market conditions, at least 80% of its total assets (plus any borrowings for investment purposes) in U.S. mid-cap stocks, convertible preferred stocks, convertible bonds and warrants.


         The MID CAP CORE TRUST (available for sale May 5, 2003) seeks long-term growth of capital by investing, normally, at least 80% of its assets in equity securities, including convertible securities, of mid-capitalization companies.


         The GLOBAL EQUITY TRUST seeks long-term capital appreciation by investing, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of companies in at least three different countries, including the U.S. The portfolio may invest in companies of any size but emphasizes mid- and large-capitalization companies that the subadviser believes are undervalued.

         The STRATEGIC GROWTH TRUST seeks capital appreciation by investing, under normal market conditions, at least 65% of the portfolio's total assets in common stocks and related securities (such as preferred stocks, bonds, warrants or rights convertible into stock and depositary receipts for these securities) of companies which the subadviser believes offer superior prospects for growth.


         The CAPITAL APPRECIATION TRUST seeks long-term capital growth by investing at least 65% of its total assets in equity-related securities of companies that exceed $1 billion in market capitalization and that the subadviser believes have above-average growth prospectus. These companies are generally medium-to-large capitalization companies.



         The QUANTITATIVE ALL CAP TRUST (available for sale May 5, 2003) to seek long-term growth of capital by investing, under normal circumstances, primarily in equity securities of U.S. companies. The portfolio will generally focus on equity securities of U.S. companies across the three market capitalization ranges of large, mid and small.



         The ALL CAP CORE TRUST (formerly, Growth Trust) seeks long-term growth of capital by investing primarily in common stocks and other equity securities within all asset classes (small, mid and large cap) primarily those within the Russell 3000 Index*.


         The LARGE CAP GROWTH TRUST seeks long-term growth of capital by investing, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of companies with large market capitalizations.




         The QUANTITATIVE EQUITY TRUST seeks to achieve intermediate and long-term growth through capital appreciation and current income by investing in common stocks and other equity securities of well established companies with promising prospects for providing an above average rate of return.


         The BLUE CHIP GROWTH TRUST seeks to achieve long-term growth of capital (current income is a secondary objective) by investing, under normal market conditions, at least 80% of the portfolio's total assets in the common stocks of large and medium-sized blue chip growth companies. Many of the stocks in the portfolio are expected to pay dividends.



         The U.S. LARGE CAP TRUST (formerly, U.S. Large Cap Value Trust) seeks long-term growth of capital and income by investing the portfolio's assets, under normal market conditions, primarily in equity and equity-related securities of companies with market capitalization greater than $500 million.



         The STRATEGIC VALUE TRUST (formerly, Capital Opportunities Trust) seeks capital appreciation by investing, under normal market conditions, at least 65% of its net assets in common stocks and related securities of companies which the subadviser believes are undervalued in the market relative to their long term potential.

         The LARGE CAP VALUE TRUST (available for sale May 5, 2003) seeks long-term growth of capital by investing, under normal market conditions, primarily in a diversified portfolio of equity securities of large cap companies located in the U.S.


         The UTILITIES TRUST seeks capital growth and current income (income above that available from a portfolio invested entirely in equity securities) by investing, under normal market conditions, at least 80% of the portfolio's net assets (plus any borrowings for investment purposes) in equity and debt securities of domestic and foreign companies in the utilities industry.

         The REAL ESTATE SECURITIES TRUST seeks to achieve a combination of long-term capital appreciation and current income by investing, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of real estate investment trusts ("REITS") and real estate companies.


         The SMALL CAP OPPORTUNITIES TRUST (available for sale May 5, 2003) seeks long-term capital appreciation by investing, under normal circumstances, at least 80% of its assets in equity securities of companies with market capitalizations within the range of the companies in the Russell 2000 Index.



         The SMALL COMPANY VALUE TRUST seeks long-term growth of capital by investing, under normal market conditions, primarily in small companies whose common stocks are believed to be undervalued. Under normal market conditions, the portfolio will invest at least 80% of its net assets (plus any borrowings for investment purposes) in companies with a market capitalization that do not exceed the maximum market capitalization of any security in the Russell 2000 Index* at the time of purchase.



         The SPECIAL VALUE TRUST (available for sale May 5, 2003) seeks long-term capital growth by investing, under normal circumstances, at least 80% of its net assets in common stocks and other equity securities of companies whose market capitalization at the time of investment is no greater than the market capitalization of companies in the Russell 2000 Value Index.



         The MID CAP VALUE TRUST seeks capital appreciation by investing, under normal market conditions, at least 80% of the portfolio's net assets (plus any borrowings for investment purposes) will consist of investments in mid-sized companies, with market capitalizations of roughly $500 million to $10 billion.



         The VALUE TRUST seeks to realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk, by investing primarily in equity securities of companies with capitalizations similar to the market capitalization of companies in the Russell Midcap Value Index.



         The ALL CAP VALUE TRUST seeks capital appreciation by investing in equity securities of U.S. and multinational companies in all capitalization ranges that the subadviser believes are undervalued.


         The FUNDAMENTAL VALUE TRUST seeks growth of capital by investing, under normal market conditions, primarily in common stocks of U.S. companies with market capitalizations of at least $5 billion that the subadviser believes are undervalued. The portfolio may also invest in U.S. companies with smaller capitalizations.

         The GROWTH & INCOME TRUST seeks long-term growth of capital and income, consistent with prudent investment risk, by investing primarily in a diversified portfolio of common stocks of U.S. issuers which the subadviser believes are of high quality.




         The EQUITY-INCOME TRUST seeks to provide substantial dividend income and also long-term capital appreciation by investing primarily in dividend-paying common stocks, particularly of established companies with favorable prospects for both increasing dividends and capital appreciation.

         The INCOME & VALUE TRUST seeks the balanced accomplishment of (a) conservation of principal and (b) long-term growth of capital and income by investing the portfolio's assets in both equity and fixed-income securities. The subadviser has full discretion to determine the allocation between equity and fixed income securities.

         The BALANCED TRUST seeks current income and capital appreciation by investing the portfolio's assets in a balanced portfolio of (i) equity securities and (ii) fixed income securities.


         The GLOBAL ALLOCATION TRUST (formerly, Tactical Allocation Trust) seeks total return, consisting of long-term capital appreciation and current income, by investing in equity and fixed income securities of issuers located within and outside the U.S.

         The HIGH YIELD TRUST seeks to realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk, by investing primarily in high yield debt securities, including corporate bonds and other fixed-income securities.

         The STRATEGIC BOND TRUST seeks a high level of total return consistent with preservation of capital by giving its subadviser broad discretion to deploy the portfolio's assets among certain segments of the fixed income market as the subadviser believes will best contribute to achievement of the portfolio's investment objective.

         The GLOBAL BOND TRUST seeks to realize maximum total return, consistent with preservation of capital and prudent investment management by investing the portfolio's asset primarily in fixed income securities denominated in major foreign currencies, baskets of foreign currencies (such as the ECU), and the U.S. dollar.


         The DIVERSIFIED BOND TRUST seeks high total return consistent with the conservation of capital by investing, under normal market conditions, at least 80% of the portfolio's net assets (plus any borrowings for investment purposes) in fixed income securities.



         The INVESTMENT QUALITY BOND TRUST seeks a high level of current income consistent with the maintenance of principal and liquidity, by investing in a diversified portfolio of investment grade bonds and tends to focus its investment on corporate bonds and U.S. Government bonds with intermediate to longer term maturities. The portfolio may also invest up to 20% of its assets in non-investment grade fixed income securities.


         The TOTAL RETURN TRUST seeks to realize maximum total return, consistent with preservation of capital and prudent investment management by investing, under normal market conditions, at least 65% of the portfolio's assets in a diversified portfolio of fixed income securities of varying maturities. The average portfolio duration will normally vary within a three- to six-year time frame based on the subadviser's forecast for interest rates.


         The REAL RETURN BOND TRUST (available for sale May 5, 2003) seeks maximum return, consistent with preservation of capital and prudent investment management by investing, under normal market conditions, at least 80% of its net assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments and by corporations.


         The U.S. GOVERNMENT SECURITIES TRUST seeks a high level of current income consistent with preservation of capital and maintenance of liquidity, by investing in debt obligations and mortgage-backed securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and derivative securities such as collateralized mortgage obligations backed by such securities.

         The MONEY MARKET TRUST seeks maximum current income consistent with preservation of principal and liquidity by investing in high quality money market instruments with maturities of 397 days or less issued primarily by U. S. entities.


         The SMALL CAP INDEX TRUST seeks to approximate the aggregate total return of a small cap U.S. domestic equity market index by attempting to track the performance of the Russell 2000 Index*.



         The INTERNATIONAL INDEX TRUST seeks to approximate the aggregate total return of a foreign equity market index by attempting to track the performance of the Morgan Stanley European Australian Far East Free Index (the "MSCI EAFE Index")*.



         The MID CAP INDEX TRUST seeks to approximate the aggregate total return of a mid cap U.S. domestic equity market index by attempting to track the performance of the S&P Mid Cap 400 Index*.



         The TOTAL STOCK MARKET INDEX seeks to approximate the aggregate total return of a broad U.S. domestic equity market index by attempting to track the performance of the Wilshire 5000 Equity Index*.



         The 500 INDEX TRUST seeks to approximate the aggregate total return of a broad U.S. domestic equity market index by attempting to track the performance of the S&P 500 Composite Stock Price Index*.


         The LIFESTYLE AGGRESSIVE 1000 TRUST seeks to provide long-term growth of capital (current income is not a consideration) by investing 100% of the Lifestyle Trust's assets in other portfolios of the Trust ("Underlying Portfolios") which invest primarily in equity securities.

         The LIFESTYLE GROWTH 820 TRUST seeks to provide long-term growth of capital with consideration also given to current income by investing approximately 20% of the Lifestyle Trust's assets in Underlying Portfolios which invest primarily in fixed income securities and approximately 80% of its assets in Underlying Portfolios which invest primarily in equity securities.

         The LIFESTYLE BALANCED 640 TRUST seeks to provide a balance between a high level of current income and growth of capital with a greater emphasis given to capital growth by investing approximately 40% of the Lifestyle Trust's assets in Underlying Portfolios which invest primarily in fixed income securities and approximately 60% of its assets in Underlying Portfolios which invest primarily in equity securities.

         The LIFESTYLE MODERATE 460 TRUST seeks to provide a balance between a high level of current income and growth of capital with a greater emphasis given to current income by investing approximately 60% of the Lifestyle Trust's assets in Underlying Portfolios which invest primarily in fixed income securities and approximately 40% of its assets in Underlying Portfolios which invest primarily in equity securities.

         The LIFESTYLE CONSERVATIVE 280 TRUST seeks to provide a high level of current income with some consideration also given to growth of capital by investing approximately 80% of the Lifestyle Trust's assets in Underlying Portfolios which invest primarily in fixed income securities and approximately 20% of its assets in Underlying Portfolios which invest primarily in equity securities.

         *"Standard & Poor's(R)," "S&P 500(R)," "Standard and Poor's 500(R)" and "Standard and Poor's 400" are trademarks of The McGraw-Hill Companies, Inc. "Russell 2000(R)" is a trademark of Frank Russell Company. "Wilshire 5000(R)" is a trademark of Wilshire Associates. "Morgan Stanley European Australian Far East Free" and "EAFE(R)" are trademarks of Morgan Stanley & Co. Incorporated. None of the Index Trusts are sponsored, endorsed, managed, advised, sold or promoted by any of these companies, and none of these companies make any representation regarding the advisability of investing in the Trust.

         ISSUING A POLICY

         REQUIREMENTS

         To purchase a Policy, an applicant must submit a completed application. A Policy will not be issued until the underwriting process has been completed to the Company's satisfaction.


         Policies may be issued on a basis which does not take into account the insured's sex, with prior approval from the Company. A Policy will generally be issued only on the lives of insureds from ages 0 through 90.



         Each Policy has a Policy Date, an Effective Date and an Issue Date (See "Definitions" in Appendix A).


         The Policy Date is the date from which the first monthly deductions are calculated and from which Policy Years, Policy Months and Policy Anniversaries are determined. The Effective Date is the date the Company becomes obligated under the Policy and when the first monthly deductions are deducted from the Policy Value. The Issue Date is the date from which Suicide and Validity are measured.

         If an application accepted by the Company is not accompanied by a check for the initial premium and no request to backdate the Policy has been made:

         (i) the Policy Date and the Effective Date will be the date the Company receives the check at its Service Office, and

         (ii)     the Issue Date will be the date the Company issues the Policy.

         The initial premium must be received within 60 days after the Issue Date, and the life insured must be in good health on the date the initial premium is received. If the premium is not paid or if the application is rejected, we will cancel the Policy and return any partial premiums paid to the applicant.

         MINIMUM INITIAL FACE AMOUNT

         We will generally issue a Policy only if it has a Face Amount of at least $100,000.

         BACKDATING A POLICY

         Under limited circumstances, the Company may backdate a Policy, upon request, by assigning a Policy Date earlier than the date the application is signed. However, in no event will a Policy be backdated more than six months before the date of the application for the Policy. Monthly deductions will be made for the period the Policy Date is backdated. Regardless of whether or not a Policy is backdated, we will credit Net Premiums received prior to the Effective Date of a Policy with interest from the date of receipt at the rate of return then being earned on amounts allocated to the Money Market Trust.

         As of the Effective Date, the premiums paid plus interest credited, net of the premium charge, will be allocated among the Investment Accounts and/or Fixed Account in accordance with the policyowner's instructions unless such amount is first allocated to the Money Market Trust for the duration of the Right to Examine period.

         TEMPORARY INSURANCE AGREEMENT

         In accordance with the Company's underwriting practices, temporary insurance coverage may be provided under the terms of a Temporary Insurance Agreement. Generally, temporary life insurance may not exceed $1,000,000 and may not be in effect for more than 90 days. This temporary insurance coverage will be issued on a conditional receipt basis, which means that any benefits under such temporary coverage will only be paid if the life insured meets the Company's usual and customary underwriting standards for the coverage applied for.

         The acceptance of an application is subject to the Company's underwriting rules, and we reserve the right to request additional information or to reject an application for any reason.

         Persons failing to meet standard underwriting classification may be eligible for a Policy with an Additional Rating assigned to it.

         RIGHT TO EXAMINE THE POLICY


         A Policy may be returned for a refund of the premium within 10 days after the policy is received. The Policy can be mailed or delivered to the Manulife New York agent who sold it or to the Manulife New York Service Office. Immediately on such delivery or mailing, the Policy shall be deemed void from the beginning. Within seven days after receipt of the returned Policy at its Service Office, Manulife New York will refund any premium paid. During the "Right to Examine the Policy Period," Policy Value will be allocated to the money market subaccount.


         If the Policy is purchased in connection with a replacement of an existing policy (as defined below), the policyowner may also cancel the Policy by returning it to the Service Office or the Manulife New York agent who sold it at any time within 60 days after receipt of the Policy. Within 10 days of receipt of the Policy by the Company, the Company will refund the premium to the policyowner. In the case of a replacement of a policy issued by a New York insurance company, the policyowner may have the right to reinstate the prior policy. The policyowner should consult with his or her attorney or the Manulife New York agent regarding this matter prior to purchasing the new Policy.


         Replacement of an existing life insurance policy generally is defined as the purchase of a new life insurance policy in connection with (a) the lapse, surrender or change of, or borrowing from, an existing life insurance policy or (b) the assignment to a new issuer of an existing life insurance policy. This description, however, does not necessarily cover all situations which could be considered a replacement of existing life insurance policy. Therefore, a policyowner should consult with his or her Manulife New York agent or attorney regarding whether the purchase of a new life insurance policy is a replacement of an existing life insurance policy.


         Manulife New York reserves the right to delay the refund of any premium paid by check until the check has cleared.

         LIFE INSURANCE QUALIFICATION

         A Policy must satisfy either one of two tests to qualify as a life insurance contract for purposes of Section 7702 of the Internal Revenue Code of 1986, as amended (the "Code"). At the time of application, the policyowner must choose either the Cash Value Accumulation Test or the Guideline Premium Test. The test cannot be changed once the Policy is issued.

         CASH VALUE ACCUMULATION TEST

         Under the Cash Value Accumulation Test ("CVAT"), the Policy Value may not at any time exceed the Net Single Premium. The Net Single Premium is the one payment that would be needed on a specific date to fund future Policy benefits, assuming guaranteed charges and 4% net interest. To ensure that a Policy meets the CVAT, the Company will generally increase the death benefit, temporarily, to the required minimum amount. However, we reserve the right to require evidence of insurability should a premium payment cause the death benefit to increase by more than the premium payment amount. Any excess premiums will be refunded.

         GUIDELINE PREMIUM TEST

         Under the Guideline Premium Test, the sum of premiums paid into the Policy may not at any time exceed the Guideline Premium Limitation as of such time. The Guideline Premium Limitation is, as of any date, the greater of:

         (a)      the Guideline Single Premium, or

         (b)      the sum of the Guideline Level Premiums to such date.

         If you elected this test, the Guideline Single Premium and the Guideline Level Premium are as set forth in the Policy.

         The Guideline Premium Test requires a life insurance policy to meet minimum ratios of life insurance coverage to policy value. This is achieved by ensuring that the death benefit is at all times at least equal to the Minimum Death Benefit. The Minimum Death Benefit on any date is defined as the Policy Value on that date times the applicable minimum death benefit percentage for the Attained Age of the life insured. See "Death Benefits - Minimum Death Benefit."

         The Guideline Premium Test restricts the maximum premiums that may be paid into a life insurance policy for a given death benefit. The policy's death benefit must also be at least equal to the Minimum Death Benefit.

         Changes to the Policy may affect the maximum amount of premiums, such as:

         -        a change in the Policy's Face Amount.

         -        a change in the death benefit option.

         -        partial withdrawals.

         -        addition or deletion of Supplementary Benefits.

         Any of the above changes could cause the total premiums paid to exceed the new maximum limit. In this situation, the Company may refund any excess premiums paid. In addition, these changes could reduce the future premium limitations.

         DEATH BENEFITS

         If the Policy is in force at the time of the death of the life insured, the Company will pay an insurance benefit. The amount payable will be the death benefit under the selected death benefit option, plus any amounts payable under any Supplementary Benefits added to the Policy, less the Policy Debt and less any outstanding monthly deductions due. The insurance benefit will be paid in one lump sum unless another form of settlement option is agreed to by the beneficiary and the Company. If the insurance benefit is paid in one sum, the Company will pay interest from the date of death to the date of payment. If the life insured should die after we receive a request for surrender, no insurance benefit will be payable, and we will pay only the Net Cash Surrender Value.

         DEATH BENEFIT OPTIONS

         There are two death benefit options, described below. The actual death benefit is the amount shown below under the applicable death benefit option or, if greater, the Minimum Death Benefit as described below.

         DEATH BENEFIT OPTION 1

         Under Option 1, the death benefit is the Face Amount of the Policy at the date of death.

         DEATH BENEFIT OPTION 2

         Under Option 2, the death benefit is the Face Amount plus the Policy Value of the Policy at the date of death.

         If on the date of death of the insured, the Policy is being kept in force under the No-Lapse Guarantee provision, the death benefit will be the Face Amount of the Policy only.

         If any partial withdrawals are made, the death benefit, whether it is Option 1 or 2, will be less than it would be if no withdrawals were made. Making a partial withdrawal will result in a reduction in the Face Amount of insurance for Death Benefit Option 1. See "Policy Surrender and Partial Withdrawals - Reduction in Face Amount due to a Partial Withdrawal."

         If the life insured should die during a grace period, the death benefit will be reduced by the amount of any monthly deductions due, and the Policy Value will be calculated as of the date of the default giving rise to the grace period.

         MINIMUM DEATH BENEFIT.

         The Minimum Death Benefit depends on whether the policyowner elected the Guideline Premium Test or the Cash Value Accumulation Test for qualification of the Policy as life insurance under the Code. See "Issuing a Policy - Life Insurance Qualification."

         If you elected the Guideline Premium Test, the sum of the death benefit as described above and the benefit payable under any Supplementary Term Insurance on the life insured will never be less than the Policy Value at the date of death multiplied by the applicable minimum death benefit percentage in the table below.

----------------------------------------------
  TABLE OF MINIMUM DEATH BENEFIT PERCENTAGES
----------------------------------------------
ATTAINED AGE             APPLICABLE PERCENTAGE
40 AND UNDER                      250%
     45                           215%
     50                           185%
     55                           150%
     60                           130%
     65                           120%
     70                           115%
     75                           105%
     90                           105%
95 and above                      100%
----------------------------------------------

         For ages not shown, the applicable percentage can be found by reducing the above applicable percentages proportionately.

         If you elected the Cash Value Accumulation Test, on any date the sum of the death benefit as described above, plus the benefit payable under any Supplementary Term Insurance on the life insured, will always be equal to the amount required on such date to produce a Policy Value that does not exceed the Net Single Premium required to fund future benefits under the policy.

         CHANGING THE DEATH BENEFIT OPTION

         You may change the death benefit option as described below once each Policy Year after the first Policy Year by submitting a written request for a change to our Service Office. The change will become effective as of the beginning of the next Policy Month following the date we approve the request. The Company reserves the right to limit a request for a change if the change would cause the Policy to fail to qualify as life insurance for tax purposes. We will not allow a change in death benefit option if it would cause the Face Amount to decrease below $100,000.

         A change in the death benefit option will result in a change in the Policy's Face Amount in order to avoid any change in the amount of the death benefit, as follows:

         CHANGE FROM OPTION 1 TO OPTION 2

         The new Face Amount will be equal to the Face Amount prior to the change minus the Policy Value as of the date of the change.

         CHANGE FROM OPTION 2 TO OPTION 1

         The new Face Amount will be equal to the Face Amount prior to the change plus the Policy Value as of the date of the change.

         No new Surrender Charges will apply to an increase in Face Amount solely due to a change in the death benefit option.

         CHANGING THE FACE AMOUNT

         Subject to the limitations stated in this prospectus, you may, upon written request, increase or decrease the Face Amount of the Policy. The Company reserves the right to limit a change in Face Amount so as to prevent the Policy from failing to qualify as life insurance for tax purposes.

         INCREASE IN FACE AMOUNT

         You may increase the Face Amount once each Policy Year after the first Policy Year. Any increase in Face Amount must be at least $50,000 or such other Minimum Face Amount Increase as the Company may establish on 90 days written notice to you. An increase will become effective at the beginning of the Policy Month following the date we approve the requested increase. Increases in Face Amount are subject to satisfactory evidence of insurability. We reserve the right to refuse a requested increase if the life insured's Attained Age at the effective date of the increase would be greater than the maximum issue age for new Policies at that time.

         NEW SURRENDER CHARGES FOR AN INCREASE

         An increase in Face Amount will usually result in the Policy being subject to new Surrender Charges. The new Surrender Charges will be computed as if a new Policy were being purchased for the increase in Face Amount. The premiums attributable to the new Face Amount will not exceed the Surrender Charge Premium Limit associated with that increase. There will be no new Surrender Charges associated with restoration of a prior decrease in Face Amount. As with the purchase of a Policy, a policyowner will have a right to examine with respect to any increase resulting in new Surrender Charges.

         An additional premium may be required for a Face Amount increase, and a new No-Lapse Guarantee Premium will be determined, if the No-Lapse Guarantee is in effect at the time of the face amount increase.

         INCREASE WITH PRIOR DECREASES

         If, at the time of the increase, there have been prior decreases in Face Amount, these prior decreases will be restored first. The insurance coverage eliminated by the decrease of the oldest Face Amount will be deemed to be restored first.

         CHANGING BOTH THE FACE AMOUNT AND THE DEATH BENEFIT OPTION

         If you request to change both the Face Amount and the death benefit option in the same month, the death benefit option change shall be deemed to occur first.

         DECREASE IN FACE AMOUNT

         Decreases in Face Amount may be made once each Policy Year after the first Policy Year. Any decrease in Face Amount must be at least $50,000 or such other Minimum Face Amount Decrease as the Company may establish on 90 days written notice to you. A written request from a policyowner for a decrease in the Face Amount will be effective at the beginning of the Policy Month following the date we approve the requested decrease. If there have been previous increases in Face Amount, the decrease will be applied to the most recent increase first and thereafter to the next most recent increases successively. Under no circumstances should the sum of all decreases cause the Policy to fall below the minimum Face Amount of $100,000. For information on Surrender Charges on a decrease in Face Amount, see "Charges and Deductions - Surrender Charges."

         FACTORS THAT AFFECT THE DEATH BENEFIT

         In the case of Death Benefit Option 2 where the death benefit is the Face Amount plus the Policy Value, changes in the Policy Value will affect the amount of death benefit. Factors that affect the Policy Value are the investment performance of the variable investment options chosen and the charges deducted. For a discussion of how these factors affect Policy Value see the "Risk/Benefit Summary." These factors do not affect the Face Amount of the Policy. Therefore, the amount of death benefit under Option 1 will not be less than the Face Amount as long as the Policy does not lapse.

         PREMIUM PAYMENTS

         INITIAL PREMIUMS

         No premiums will be accepted prior to receipt of a completed application by the Company. All premiums received prior to the Effective Date of the Policy will be held in the general account and credited with interest from the date of receipt at the rate of return then being earned on amounts allocated to the Money Market Trust.

         The minimum initial premium is one-twelfth of the No-Lapse Guarantee Premium.

         On the later of the Effective Date or the date a premium is received, the Net Premiums paid plus interest credited will be allocated among the Investment Accounts or the Fixed Account in accordance with the policyowner's instructions unless such amount is first allocated to the Money Market Trust for the duration of the Right to Examine period.

         SUBSEQUENT PREMIUMS

         After the payment of the initial premium, premiums may be paid at any time and in any amount until the life insured's Attained Age 100, subject to the limitations on premium amount described below.

         A Policy will be issued with a planned premium, which is based on the amount of premium the policyowner wishes to pay. We will send notices to the policyowner setting forth the planned premium at the payment interval selected by the policyowner. However, the policyowner is under no obligation to make the indicated payment.

         The Company may refuse any premium payment that would cause the Policy to fail to qualify as life insurance under the Code. We also reserve the right to request evidence of insurability if a premium payment would result in an increase in the death benefit that is greater than the increase in Policy Value.

         Payment of premiums will not guarantee that the Policy will stay in force. Conversely, failure to pay premiums will not necessarily cause the Policy to lapse. However, the Policy does have a No-Lapse Guarantee which would prevent the Policy from lapsing during the guarantee period.

         All Net Premiums received on or after the Effective Date will be allocated among Investment Accounts or the Fixed Account as of the Business Day we receive the premiums at our Service Office unless such amount is first allocated to the Money Market Trust for the duration of the Right to Examine period. Monthly deductions are due on the Policy Date and at the beginning of each Policy Month thereafter. However, if due prior to the Effective Date, they will be taken on the Effective Date instead of the dates they were due.

         MAXIMUM PREMIUM LIMITATION

         If the Policy is issued under the Guideline Premium Test, in no event may the total of all premiums paid exceed the then current maximum premium limitations established by federal income tax law for a Policy to qualify as life insurance.

         If, at any time, a premium is paid which would result in total premiums exceeding the above maximum premium limitation, the Company will only accept that portion of the premium which will make the total premiums equal to the maximum. Any part of the premium in excess of that amount will be returned and no further premiums will be accepted until allowed by the then current maximum premium limitation.

         PREMIUM ALLOCATION

         Premiums may be allocated to the Fixed Account for accumulation at a rate of interest equal to at least 3% or to one or more of the Investment Accounts for investment in the Portfolio shares held by the corresponding sub-account of the Separate Account. Allocations among the Investment Accounts and the Fixed Account are made as a percentage of the premium. The percentage allocation to any account may be any whole number between zero and 100, provided the total allocation equals
         100. You may change the way in which premiums are allocated at any time without charge. The change will take effect on the date a written request for change satisfactory to the Company is received at the Service Office. Changes may also be made by telephone if a valid authorization form is on file with us.

         INVESTMENT CREDIT

         After the tenth policy anniversary, we may credit your Investment Account annually on the Policy Anniversary Date with an amount equal to the percentage credit listed below multiplied by the value of your Investment Account on this date, provided the Investment Account is not subject to an existing loan. The investment credit percentages are 0.075% for policy anniversary years 11-20 and 0.175% thereafter. Any credit will be added to your Investment Account according to your most recent allocation instructions. This credit is not guaranteed and we reserve the right to discontinue making such payments at any time.

         CHARGES AND DEDUCTIONS

         The Company makes various charges under the Policy. Charges are deducted from premiums, monthly from Policy Values and upon surrender of a Policy, a decrease in Face Amount, and a partial withdrawal or lapse of a Policy. These charges are discussed below.

         The Policy may be issued with either one of two optional riders, the Cash Value Enhancement Rider and the Cash Value Enhancement Plus Rider. Adding either rider to the Policy will alter certain charges under the Policy. The charges associated with these riders are discussed under "Other Provisions of the Policy - Cash Value Enhancement Riders."

         PREMIUM CHARGES

         During the first 10 Policy Years, Manulife New York deducts a premium charge from each premium payment equal to 7.5% of the premium. Thereafter, the premium charge is equal to 5% of the premium. The premium charge is paid to the company and is designed to cover a portion of the Company's acquisition and sales expenses and premium and federal DAC taxes. Premium taxes vary from state to state, ranging from 0% to 3.5%.

         SURRENDER CHARGES

         The Company will deduct a Surrender Charge if, during the first 15 years (or during the shorter periods noted below) following the Policy Date or the effective date of a Face Amount increase:

                  -        the Policy is surrendered for its Net Cash Surrender
                           Value,

                  -        a partial withdrawal is made,

                  - the Face Amount is decreased in excess of the Surrender Charge Decrease Exemption, and

                  -        the Policy lapses.

         Unless otherwise allowed by the Company and specified by the policyowner, the surrender charge is deducted from the amount to be paid to the policyowner upon surrender or lapse of the Policy or if a partial withdrawal is made.

         The Surrender Charge, together with a portion of the premium charge, is designed to compensate the Company for some of the expenses it incurs in selling and distributing the Policies, including agents' commissions, advertising, agent training and the printing of prospectuses and sales literature. The Surrender Charge is calculated separately for the initial Face Amount and each Face Amount increase.

         The Surrender Charge period varies based on the age of the Insured on the date of issuance of the Policy or the date of any Face Amount increase (as applicable) as follows:

Age         Surrender Charge Period
0-50             15 Years
51               14 Years
52               13 Years
53               12 Years
54               11 Years
55+              10 Years

         The Surrender Charge is the sum of (i) plus (ii), multiplied by (iii), multiplied by the applicable Grading Percentage, where:

         (i) is the Rate per $1000 of initial Face Amount (or Face Amount increase);

         (ii) is 120% of the lesser of (a) the premiums paid in the first two Policy Years per $1000 of initial Face Amount (or the premiums attributable to each $1000 of Face Amount increase in the two years following the increase) or (b) the Surrender Charge Premium Limit set out in the Policy for the initial Face Amount (or furnished by the Company with respect to a Face Amount increase); and

         (iii) is the initial Face Amount (or the Face Amount increase) divided by 1000.

         The Rate per $1000 of initial Face Amount is based on the life insured's Age at issuance of the Policy and the death benefit option in effect. The Rate per $1000 of Face Amount increase is based on the life insured's Attained Age and the death benefit option in effect at the time of an increase. The Rates per $1000 are set forth in the following table.

              TABLE OF GUARANTEED SURRENDER CHARGE RATES PER $ 1000
                     OF FACE AMOUNT OR FACE AMOUNT INCREASE

-------------------------------------------------------------------------
AGE AT ISSUANCE OR             DEATH BENEFIT                DEATH BENEFIT
ATTAINED AGE AT INCREASE          OPTION 1                     OPTION 2
-------------------------------------------------------------------------
25 or less                         $7.54                        $6.50
-------------------------------------------------------------------------
26 - 35                            $6.61                        $5.78
-------------------------------------------------------------------------
36 - 45                            $6.09                        $4.85
-------------------------------------------------------------------------
46 - 55                            $4.13                        $4.65
-------------------------------------------------------------------------
56 - 65                            $2.99                        $1.96
-------------------------------------------------------------------------

-------------------------------------------------------------------------
AGE AT ISSUANCE OR             DEATH BENEFIT                DEATH BENEFIT
ATTAINED AGE AT INCREASE          OPTION 1                     OPTION 2
-------------------------------------------------------------------------
66 +                               $2.48                        $1.96
-------------------------------------------------------------------------

         The Grading Percentage varies with the Policy Month in which the transaction causing the assessment of the Surrender Charge occurs. As indicated in the following table, the Grading Percentage starts at 100% for the first Policy Month and grades down evenly each Policy Year reaching zero at the end of a maximum of 15 years.

             GRADING PERCENTAGES DURING THE SURRENDER CHARGE PERIOD
        (Applicable to the Initial Face Amount and Subsequent Increases)
             The Grading Percentages Will Not Exceed The Following:

--------------------------------------------------------------------
SURRENDER CHARGE
    PERIOD*                  AGE AND GRADING PERCENTAGE**
                   -------------------------------------------------
                   0-50      51      52       53      54      55+
--------------------------------------------------------------------
       1            100%    100%    100%     100%    100%    100%
--------------------------------------------------------------------
       2             93%     93%     92%      92%     91%     90%
--------------------------------------------------------------------
       3             87%     86%     85%      83%     82%     80%
--------------------------------------------------------------------
       4             80%     79%     77%      75%     73%     70%
--------------------------------------------------------------------
       5             73%     71%     69%      67%     64%     60%
--------------------------------------------------------------------
       6             67%     64%     62%      58%     55%     50%
--------------------------------------------------------------------
       7             60%     57%     54%      50%     45%     40%
--------------------------------------------------------------------
       8             53%     50%     46%      42%     36%     30%
--------------------------------------------------------------------
       9             47%     43%     38%      33%     27%     20%
--------------------------------------------------------------------
      10             40%     36%     31%      25%     18%     10%
--------------------------------------------------------------------
      11             33%     29%     23%      17%      9%      0%
--------------------------------------------------------------------
      12             27%     21%     15%       8%      0%
--------------------------------------------------------------------
      13             20%     14%      8%       0%
--------------------------------------------------------------------
      14             13%      7%      0%
--------------------------------------------------------------------
      15              7%      0%
--------------------------------------------------------------------
      16              0%
--------------------------------------------------------------------

         * The Grading Percentages shown are at the beginning of each Policy Year. Proportionate Grading Percentages apply for other Policy Months.

         **Age for the Initial Face amount refers to the Age at Policy Date. For a subsequent Face Amount increase, Age refers to the attained age at the time of the increase.

         ILLUSTRATION OF SURRENDER CHARGE CALCULATION

         ASSUMPTIONS

         -        45 year old male (standard risk and nonsmoker status)

         -        Death Benefit Option 1

         - $20,000 in premiums have been paid on the Policy in the first Policy Year

         - Surrender Charge Premium Limit for the Policy is $16.06 per $1000 of Face Amount.

         - Face Amount of the Policy at issue is $500,000 and no increases have occurred

         - Policy is surrendered during the first month of the first policy year.

         SURRENDER CHARGE

         The Surrender Charge to be assessed would be $12,680 determined as follows:

         (1) First, the applicable Rate per $1000 of initial Face Amount as set forth in the table above ($6.09) is added to 120% of the lesser of the premiums paid per $1000 of initial Face Amount or the Surrender Charge Premium Limit.

         $6.09 plus (120%) x [the lesser of $20,000/(500,000/1000) or $16.06] =
         $25.36.

         (2) Next, this figure is multiplied by the initial Face Amount divided by 1000.

         $25.36 x [500,000/1000 or 500] = $12,680.

         (3) Finally, the figure obtained in step 2 is multiplied by the applicable Grading Percentage for the first month of the first Policy Year (100%).

         $12,680 x 100% = $12,680.

         Depending upon the Face Amount of the Policy, the Age of the life insured at issuance, premiums paid under the Policy and the performance of the underlying investment options, the Policy may have no Cash Surrender Value and, therefore, the policyowner may receive no surrender proceeds upon surrendering the Policy.

         SURRENDER CHARGES ON A PARTIAL WITHDRAWAL

         A partial withdrawal made during the Surrender Charge Period will result in the assessment of a pro-rata portion of the Surrender Charges to which the Policy is subject. The portion of the Surrender Charges assessed will be based on the ratio of the amount of the withdrawal to the Net Cash Surrender Value of the Policy as of the date of the withdrawal. It will equal (a) divided by (b), multiplied by (c), where:

         (a) is the amount of the partial Net Cash Surrender Value withdrawal;

         (b) is the Net Cash Surrender Value prior to the withdrawal; and

         (c) is the current total Surrender Charge prior to the withdrawal.

         The Surrender Charges will be deducted from the Policy Value at the time of the partial withdrawal on a pro-rata basis from each of the Investment Accounts and the Fixed Account unless you direct that the Surrender Charges be deducted from one or more Investment Accounts or the Fixed Account. If the amount in the accounts is not sufficient to pay the Surrender Charges assessed, then the amount of the withdrawal will be reduced.

         Whenever a portion of the Surrender Charges is deducted as a result of a partial withdrawal, the Policy's remaining Surrender Charges will be reduced in the same proportion that the Surrender Charge deducted bears to the total Surrender Charge immediately before the partial withdrawal.

         SURRENDER CHARGE ON DECREASE IN FACE AMOUNT

         If the Face Amount of insurance is decreased, a pro-rata Surrender Charge will be deducted from the Policy Value for decreases in excess of the Surrender Charge Decrease Exemption. A decrease in Face Amount caused by a change from Death Benefit Option 1 to Option 2 will not incur a pro-rata Surrender Charge. Each time a pro-rata Surrender Charge is deducted for a Face Amount decrease, the remaining Surrender Charge will be reduced in the same proportion that the Surrender Charge deducted bears to the total Surrender Charge immediately before the Face Amount decrease.

         The Surrender Charge Decrease Exemption is 10% of the initial Face Amount. Once Cumulative Face Amount decreases exceed 10% of the initial Face Amount, the Surrender Charge Decease Exemption no longer applies and a surrender charge will be applied to Face Amount decreases in excess of the Exemption amount. This amount is set at issuance of the Policy and applies to decreases in the initial Face Amount of insurance only. This exemption does not apply to a full surrender of the Policy or a partial withdrawal of Net Cash Surrender Value.

         MONTHLY DEDUCTIONS

         On the Policy Date and at the beginning of each Policy Month, a deduction is taken from the Net Policy Value to cover certain charges in connection with the Policy until the Policy Anniversary when the life insured reaches Attained Age 100, unless certain riders are in effect in which case such charges may continue. If there is a Policy Debt under the Policy, loan interest and principal will continue to be payable at the beginning of each Policy Month. Monthly deductions due prior to the Effective Date will be taken on the Effective Date instead of the dates they were due. These monthly deductions consist of:

         -        an administration charge;

         -        an asset-based risk charge;

         -        a face amount charge; and

         -        a cost of insurance charge.

         If applicable, there may be additional monthly charges for any Supplementary Benefits added to the Policy.

         All of the monthly deductions, except for the asset-based risk charge, may be allocated among the Investment Accounts and the Fixed Account as specified by the policyowner and approved by us. Absent such specification, the monthly deductions, except the asset-based risk charge, will be allocated among the Investment Accounts and the Fixed Account in the same proportion as the Policy value in each bears to the Net Policy Value. The asset-based risk charge will be allocated among the Investment Accounts in the same proportion as the value in each Investment Account bears to the total value of all Investment Accounts.

         ADMINISTRATION CHARGE

         The administration charge is paid to the Company and is designed to cover certain administrative expenses associated with the Policy, including maintaining policy records, collecting premiums and processing death claims, surrender and withdrawal requests and various changes permitted under the Policy. During the first 5 Policy Years, this monthly charge will be $40. For all subsequent Policy Years, the monthly administration charge will be $20.

         FACE AMOUNT CHARGE

         There is a monthly per $1000 Face Amount charge that is paid to the Company. The monthly charge per $1000 of Face Amount varies by the Age of the life insured at issuance (or the Attained Age of the life insured at the time of an increase) and the death benefit option in effect as set forth in the following table. This charge applies to the Face Amount for the first 10 Policy Years.

-------------------------------------------------
                    Death Benefit   Death Benefit
                       Option 1        Option 2
-------------------------------------------------
Age*/                 First Ten       First Ten
Attained Age*       Policy Years    Policy Years
-------------------------------------------------
25 or less             $0.08            $0.04
-------------------------------------------------
35                     $0.11            $0.06
-------------------------------------------------
45                     $0.22            $0.10
-------------------------------------------------
55                     $0.31            $0.17
-------------------------------------------------
65                     $0.60            $0.39
-------------------------------------------------
75                     $0.89            $0.61
-------------------------------------------------
85+                    $1.18            $0.83
-------------------------------------------------

*The monthly charge for non-decennial ages is found by interpolating the two current tabular entries.

         ASSET-BASED RISK CHARGE

         A charge is assessed against the Investment Accounts monthly at an annual rate of 0%. This rate is paid to the Company and is guaranteed not to exceed 0.30%. This charge is to compensate the Company for the sales, administrative and other expenses it may incur. The Company will realize a gain from this charge to the extent it is not needed to provide benefits and pay expenses under the Policy.

         COST OF INSURANCE CHARGE

         The monthly cost of insurance charge is paid to the Company and is determined as the rate of the cost of insurance for a specific Policy Month, as described below, multiplied by the net amount at risk.

         For Death Benefit Option 1, the net amount at risk is equal to the greater of zero or the result of (a) minus (b), where:

         (a) is the Face Amount of insurance as of the first day of the Policy Month, divided by 1.0024663; and

         (b) is the Policy Value as of the first day of the Policy Month after the deduction of all charges other than the monthly cost of insurance.

         For Death Benefit Option 2, the net amount at risk is equal to the Face Amount of insurance as of the first day of the Policy Month, divided by 1.0024663.

         Since the net amount of risk for Death Benefit Option 1 is based on a formula that includes as factors the Policy Value, the net amount at risk is affected by the investment performance of the underlyling investment options chosen, payment of premiums and charges assessed.

         The rates for the cost of insurance, as of the Policy Date and subsequently for each Face Amount increase, are based on the life insured's Age, sex and Risk Classification, the duration that coverage has been in force and the net amount at risk.

         The Company applies unisex rates where appropriate under the law. This currently includes the state of Montana and policies purchased by employers and employee organizations in connection with employment-related insurance or benefit programs.

         The cost of insurance rates reflect the Company's expectations as to future mortality experience. The rates may be re-determined from time to time on a basis which does not unfairly discriminate within any class of life insured. In no event will the cost of insurance rates exceed the guaranteed rates set forth in the Policy except to the extent that an extra charge is imposed because of an additional rating applicable to the life insured. After the first Policy Year, the cost of insurance will generally increase on each Policy Anniversary. The guaranteed rates are based on a unismoker version of the 1980 Commissioners, Age Nearest Birthday, Mortality tables. Current cost of insurance rates may be less than the guaranteed rates.

         CHARGES FOR TRANSFERS

         A charge of $25 will be imposed on each transfer in excess of twelve in a Policy Year. The charge will be deducted from the Investment Account or the Fixed Account to which the transfer is being made. All transfer requests received by the Company on the same Business Day are treated as a single transfer request.

         REDUCTION IN CHARGES

         The Policy is available for purchase by corporations and other groups or sponsoring organizations. Group or sponsored arrangements may include reduction or elimination of withdrawal charges and deductions for employees, officers, directors, agents and immediate family members of the foregoing. The Company reserves the right to reduce any of the Policy's charges in certain cases where it is expected that the amount or nature of such cases will result in savings of sales, underwriting, administrative, commission or other costs. Eligibility for these reductions and the amount of reductions will be determined by a number of factors, including the number of lives to be insured, the total premiums expected to be paid, total assets under management for the policyowner, the nature of the relationship among the insured individuals, the purpose for which the Policies are being purchased, expected persistency of the individual Policies, and any other circumstances which the Company believes to be relevant to the expected reduction of its expenses. Some of these reductions may be guaranteed and others may be subject to withdrawal or modification, on a uniform case basis. Reductions in charges will not be unfairly discriminatory to any policyowners. The Company may modify from time to time, on a uniform basis, both the amounts of reductions and the criteria for qualification.

         INVESTMENT MANAGEMENT FEES AND EXPENSES

         The investment management fees and expenses of the portfolios of Manufacturers Investment Trust, the underlying variable investment options for the Policy, are set forth in the prospectus for the Trust which is attached to this prospectus.

         SPECIAL PROVISIONS FOR EXCHANGES

         The Company will permit owners of certain fixed life insurance contracts issued by the Company to exchange their contracts for the Policies described in this prospectus (and likewise, owners of Policies described in this prospectus may also exchange their Policies for certain fixed life insurance contracts issued by the Company). Policyowners considering an exchange should consult their tax advisor as to the tax consequences of an exchange.

         COMPANY TAX CONSIDERATIONS

         At the present time, the Company makes no specific charge to the Separate Account for any federal, state, or local taxes that the Company incurs that may be attributable to the Separate Account or to the Policies. The Company, however, reserves the right in the future to make a charge for any such tax or other economic burden resulting from the application of the tax laws that it determines to be properly attributable to the Separate Account or to the Policies.

         POLICY VALUE

         DETERMINATION OF THE POLICY VALUE

         A Policy has a Policy Value, a portion of which is available to the policyowner by making a policy loan or partial withdrawal, or upon surrender of the Policy. The Policy Value may also affect the amount of the death benefit. The Policy Value at any time is equal to the sum of the values in the Investment Accounts, the Fixed Account, and the Loan Account.

         The Policy Value is affected by the investment performance of the Investment Account chosen and the rate of interest credited if amounts are allocated to the Fixed Account. The Policy Value is also affected by the charges deducted. For a discussion of how these factors affect Policy Value see the "Risk/Return Summary."

         INVESTMENT ACCOUNTS

         An Investment Account is established under each Policy for each sub-account of the Separate Account to which net premiums or transfer amounts have been allocated. Each Investment Account under a Policy measures the interest of the Policy in the corresponding sub-account. The value of the Investment Account established for a particular sub-account is equal to the number of units of that sub-account credited to the Policy times the value of such units.

         FIXED ACCOUNT

         Amounts in the Fixed Account do not vary with the investment performance of any sub-account. Instead, these amounts are credited with interest at a rate determined by Manulife New York. For a detailed description of the Fixed Account, see "The General Account - Fixed Account."

         LOAN ACCOUNT

         Amounts borrowed from the Policy are transferred to the Loan Account. Amounts in the Loan Account do not vary with the investment performance of any sub-account. Instead, these amounts are credited with interest at a rate which is equal to the amount charged on the outstanding Policy Debt less the Loan Interest Credited Differential. For a detailed description of the Loan Account, see "Policy Loans - Loan Account".

         UNITS AND UNIT VALUES

         CREDITING AND CANCELING UNITS

         Units of a particular sub-account are credited to a Policy when net premiums are allocated to that sub-account or amounts are transferred to that sub-account. Units of a sub-account are canceled whenever amounts are deducted, transferred or withdrawn from the sub-account. The number of units credited or canceled for a specific transaction is based on the dollar amount of the transaction divided by the value of the unit on the Business Day on which the transaction occurs. The number of units credited with respect to a premium payment will be based on the applicable unit values for the Business Day on which the premium is received at the Service Office, except for any premiums received before the Effective Date. For premiums received before the Effective Date, the values will be determined on the Effective Date.

         A Business Day is any day that the New York Stock Exchange is open for business. A Business Day ends at the close of regularly scheduled day-time trading of the New York Stock Exchange (currently 4:00 p.m. Eastern Time) on that day.

         Units are valued at the end of each Business Day. When an order involving the crediting or canceling of units is received after the end of a Business Day, or on a day which is not a Business Day, the order will be processed on the basis of unit values determined on the next Business Day. Similarly, any determination of Policy Value, Investment Account value or death benefit to be made on a day which is not a Business Day will be made on the next Business Day.

         UNIT VALUES

         The value of a unit of each sub-account was initially fixed at $10.00 or $12.00. For each subsequent Business Day the unit value for that sub-account is determined by multiplying the unit value for the immediately preceding Business Day by the net investment factor for the sub-account on such subsequent Business Day.

         The net investment factor for a sub-account on any Business Day is equal to (a) divided by (b) where:

         (a) is the net asset value of the underlying Portfolio shares held by that sub-account as of the end of such Business Day before any policy transactions are made on that day; and

         (b) is the net asset value of the underlying Portfolio shares held by that sub-account as of the end of the immediately preceding Business Day after all policy transactions were made for that day.

         The value of a unit may increase, decrease, or remain the same, depending on the investment performance of a sub-account from one Business Day to the next.

         TRANSFERS OF POLICY VALUE

         At any time, the policyowner may transfer Policy Value from one sub-account to another or to the Fixed Account. Transfers involving the Fixed Account are subject to certain limitations noted below under "Transfers Involving Fixed Accounts." Transfer requests must be in writing in a form satisfactory to the Company, or by telephone if a currently valid telephone transfer authorization for is on file..

         We reserve the right to impose limitations on transfers, including the maximum amount that may be transferred. We reserve the right to modify or terminate the transfer privilege at any time in accordance with applicable law. Transfers may also be delayed when any of the events described under items (i) through (iii) in "Payment of Proceeds" occurs. Transfer privileges are also subject to any restrictions that may be imposed by the Trust. In addition, we reserve the right to defer the transfer privilege at any time when we are unable to purchase or redeem shares of the Trust.

         While the Policy is in force, you may transfer the Policy Value from any of the Investment Accounts to the Fixed Account without incurring transfer charges:

         (a)  within eighteen months after the Issue Date; or

         (b) within 60 days of the effective date of a material change in the investment objectives of any of the sub-accounts or within 60 days of the date of notification of such change, whichever is later.

         Such transfers will not count against the twelve transfers that may be made without assessment of a fee in any Policy Year.

         TRANSFERS INVOLVING FIXED ACCOUNT

         The maximum amount that you may transfer from the Fixed Account in any one Policy Year is the greater of $500 or 15% of the Fixed Account Value at the previous Policy Anniversary. Any transfer which involves a transfer out of the Fixed Account may not involve a transfer to the Investment Account for the Money Market Trust.

         TELEPHONE TRANSFERS

         Although failure to follow reasonable procedures may result in the Company being liable for any losses resulting from unauthorized or fraudulent telephone transfers, the Company will not be liable for following instructions communicated by telephone that the Company reasonably believes to be genuine. The Company will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Such procedures shall consist of confirming that a valid telephone authorization form is on file, tape recording of all telephone transactions and providing written confirmation thereof.

         DOLLAR COST AVERAGING

         The Company offers policyowners an optional Dollar Cost Averaging ("DCA") program. Under the DCA program, the policyowner will designate an amount which will be transferred monthly from one Investment Account into any other Investment Account(s) or the Fixed Account. The charge for a transfer made under the DCA program will not exceed $5. The Company will provide you with 90 days' written notice of any change in the current charge. If insufficient funds exist to effect a DCA transfer, the transfer will not be effected and the policyowner will be so notified.

         The Company reserves the right to cease to offer this program as of 90 days after written notice of termination is sent to the policyowner.

         ASSET ALLOCATION BALANCER TRANSFERS

         Under the optional Asset Allocation Balancer program, the policyowner will designate an allocation of Policy Value among Investment Accounts. At six-month intervals beginning six months after the Policy Date, the Company will transfer amounts among the Investment Accounts as necessary to maintain the policyowner's chosen allocation. A change to the policyowner's premium allocation instructions will automatically result in a change in Asset Allocation Balancer instructions so that the two are identical unless the policyowner either instructs the Company otherwise or has elected the DCA program. The charge for a transfer made under the Asset Allocation Balancer program will not exceed $15. The Company will provide you with 90 days' written notice of any change in the current charge.

         The Company reserves the right to cease to offer this program as of 90 days after written notice is sent to the policyowner.

         POLICY LOANS

         While a Policy is in force and has an available loan value, a policyowner may borrow against the Policy Value in an amount not to exceed the Maximum Loanable Amount. The Policy serves as the only security for the loan. Policy loans may have tax consequences. See "Tax Treatment of Policy Benefits - Interest on Policy Loans After Year 10" and "Tax Treatment of Policy Benefits - Policy Loan Interest."


         EFFECT OF POLICY LOANS


         A Policy loan will have an effect on future Policy Values, since that portion of the Policy Value in the Loan Account will increase in value at the crediting interest rate rather than varying with the performance of the underlying Portfolios or increasing in value at the rate of interest credited for amounts allocated to the Fixed Account. A Policy loan may cause a Policy to be more susceptible to going into default since a policy loan will be reflected in the Net Cash Surrender Value. See "Lapse and Reinstatement." In addition, a Policy loan may result in a Policy failing to satisfy the No-Lapse Guarantee Cumulative Premium Test since the Policy Debt is subtracted from the sum of the premiums paid in determining whether this test is satisfied. Finally, a Policy loan will affect the amount payable on the death of the life insured, since the death benefit is reduced by the Policy Debt at the date of death in arriving at the insurance benefit.

         INTEREST CHARGED ON POLICY LOANS

         Interest on the Policy Debt will accrue daily and be payable annually on the Policy Anniversary. During the first 10 Policy Years, the rate of interest charged will be an effective annual rate of 5.25%. Thereafter, the rate of interest charged will be an effective annual rate of 4%. If the interest due on a Policy Anniversary is not paid by the policyowner, the interest will be borrowed against the Policy and added to the Policy Debt.

         Interest on the Policy Debt will continue to accrue daily if there is an outstanding loan when monthly deductions and premium payments cease at the life insured's Attained Age 100. The Policy will go into default at any time the Policy Debt exceeds the Policy Value. At least 61 days prior to termination, the Company will send you a notice of the pending termination. Payment of interest on the Policy Debt during the 61-day grace period will bring the Policy out of default.

         LOAN ACCOUNT

         When a loan is made, an amount equal to the loan principal, plus interest to the next Policy Anniversary, will be deducted from the Investment Accounts or the Fixed Account and transferred to the Loan Account. Amounts transferred into the Loan Account cover the loan principal plus loan interest due to the next Policy Anniversary. The policyowner may designate how the amount to be transferred to the Loan Account is allocated among the accounts from which the transfer is to be made. In the absence of instructions, the amount to be transferred will be allocated to each account in the same proportion as the value in each Investment Account and the Fixed Account bears to the Net Policy Value. A transfer from an Investment Account will result in the cancellation of units of the underlying sub-account equal in value to the amount transferred from the Investment Account. However, since the Loan Account is part of the Policy Value, transfers made in connection with a loan will not change the Policy Value.

         INTEREST CREDITED TO THE LOAN ACCOUNT

         Interest will be credited to amounts in the Loan Account at an effective annual rate of 4%. This rate is guaranteed not to be less than 3.5%. The actual rate credited is equal to the rate of interest charged on the policy loan less the Loan Interest Credited Differential, which is currently 1.25% during the first ten policy years and 0% thereafter, and is guaranteed not to exceed 1.25% during the first ten policy years and 0.5% thereafter. The Company may change the Loan Interest Credited Differential as of 90 days after sending you written notice of such change.

         For a Policy that is not a Modified Endowment Contract ("MEC"), the tax consequences associated with a loan interest credited differential of 0% are unclear. A tax advisor should be consulted before effecting a loan to evaluate the tax consequences that may arise in such a situation. If we determine, in our sole discretion, that there is a substantial risk that a loan will be treated as a taxable distribution under federal tax law as a result of the differential between the credited interest rate and the loan interest rate, we retain the right to increase the loan interest rate to an amount that would result in the transaction being treated as a loan under federal tax law.

         LOAN ACCOUNT ADJUSTMENTS


         On each Policy Anniversary the difference between the Loan Account and the Policy Debt is transferred to the Loan Account from the Investment Accounts or the Fixed Account. Amounts transferred to the Loan Account will be taken from the Investment Accounts and the Fixed Account in the same proportion as the value in each Investment Account and the Fixed Account bears to the Net Policy Value.

         LOAN REPAYMENTS

         You may repay the Policy Debt in whole or in part at any time prior to the death of the life insured, provided that the Policy is in force. When a repayment is made, the amount is credited to the Loan Account and transferred to the Fixed Account or the Investment Accounts. We will allocate loan repayments first to the Fixed Account until the associated Loan Sub-Account is reduced to zero and then to each Investment Account in the same proportion as the value in the corresponding Loan Sub-Account bears to the value of the Loan Account.

         Amounts paid to the Company not specifically designated in writing as loan repayments will be treated as premiums. Where permitted by applicable state law, when a portion of the Loan Account amount is allocated to the Fixed Account, the Company may require that any amounts paid to it be applied to outstanding loan balances.

         POLICY SURRENDER AND PARTIAL WITHDRAWALS

         POLICY SURRENDER

         You may surrender a Policy for its Net Cash Surrender Value at any time while the life insured is living. The Net Cash Surrender Value is equal to the Policy Value less any Surrender Charges and outstanding monthly deductions due (the "Cash Surrender Value") minus the Policy Debt. If there have been any prior Face Amount increases, the Surrender Charge will be the sum of the Surrender Charge for the Initial Face Amount plus the Surrender Charge for each increase. The Net Cash Surrender Value will be determined as of the end of the Business Day on which we receive the Policy and your written request for surrender at our Service Office. After a Policy is surrendered, the insurance coverage and all other benefits under the Policy will terminate.

         PARTIAL WITHDRAWALS

         You may make a partial withdrawal of the Net Cash Surrender Value once each Policy Month after the first Policy Anniversary. You may specify the portion of the withdrawal to be taken from each Investment Account and the Fixed Account. In the absence of instructions, the withdrawal will be allocated among such accounts in the same proportion as the Policy Value in each account bears to the Net Policy Value. For information on Surrender Charges on a partial withdrawal, see "Charges and Deductions - Surrender Charges."

         Withdrawals will be limited if they would otherwise cause the Face Amount to fall below $100,000.

         REDUCTION IN FACE AMOUNT DUE TO A PARTIAL WITHDRAWAL

         If Death Benefit Option 1 is in effect when a partial withdrawal is made and the death benefit equals the Face Amount, the Face Amount of the Policy will be reduced by the amount of the withdrawal plus any applicable Surrender Charge. Otherwise, if the death benefit is the Minimum Death Benefit as described under "Death Benefit - Minimum Death Benefit," the Face Amount will be reduced by the amount, if any, by which the withdrawal plus the pro-rata Surrender Charge exceeds the difference between the death benefit and the Face Amount plus the Premium Death Benefit Account.

         If Death Benefit Option 2 is in effect, partial withdrawals do not affect the Face Amount of a Policy.

         LAPSE AND REINSTATEMENT

         LAPSE

         Unless the No-Lapse Guarantee is in effect, a Policy will go into default if at the beginning of any Policy Month the Policy's Net Cash Surrender Value would be zero or below after deducting the monthly deduction then due. Therefore, a Policy could lapse eventually if increases in Policy Value (prior to deduction of Policy charges) are not sufficient to cover Policy charges. A lapse could have adverse tax consequences as described under "Tax Treatment of the Policy - Tax Treatment of Policy Benefits - Surrender or Lapse." The Company will notify the policyowner of the default and will allow a 61 day grace period in which you may make a premium payment sufficient to bring the Policy out of default. The required payment will be equal to the amount necessary to bring the Net Cash Surrender Value to zero, if it was less than zero on the date of default, plus the monthly deductions due at the date of default and payable at the beginning of each of the two Policy Months thereafter, plus any applicable premium charge. If we do not receive the required payment by the end of the grace period, the Policy will terminate with no value.

         NO-LAPSE GUARANTEE

         As long as the No-Lapse Guarantee Cumulative Premium Test is satisfied during the No-Lapse Guarantee Period, as described below, the Company will guarantee that the Policy will not go into default even if adverse investment experience or other factors should cause the Policy's Net Cash Surrender Value to fall to zero or below during such period.

         The Monthly No-Lapse Guarantee Premium is one-twelfth of the No-Lapse Guarantee Premium.

         The No-Lapse Guarantee Premium is set at issuance of the Policy and reflects any Additional Rating and Supplementary Benefits, if applicable. It is subject to change if there is (i) a change in the Face Amount of the Policy, (ii) a change of the death benefit option,
         (iii) a decrease in the Face Amount of insurance due to a partial withdrawal, or (iv) any change in the Supplementary Benefits added to the Policy or the Risk Classification of the life insured.

         The No-Lapse Guarantee Period is described under "Definitions."

         While the No-Lapse Guarantee is in effect, the Company will determine, at the beginning of any Policy Month that a Policy would otherwise be in default, whether the No-Lapse Guarantee Cumulative Premium Test, described below, has been met. If the test has not been satisfied, the Company will notify the policyowner of that fact and allow a 61-day grace period in which you may make a premium payment sufficient to keep the policy from going into default. This required payment, as described in the notification, will be equal to the lesser of:

         (a) the outstanding premium requirement to satisfy the No-Lapse Guarantee Cumulative Premium Test at the date of default plus the Monthly No-Lapse Guarantee Premium due for the next two Policy Months, or

         (b) the amount necessary to bring the Net Cash Surrender Value to zero plus the monthly deductions due, plus the next two monthly deductions plus the applicable premium charge.

         If we do not receive the required payment by the end of the grace period, the No-Lapse Guarantee and the Policy will terminate.

         NO-LAPSE GUARANTEE CUMULATIVE PREMIUM TEST

         The No-Lapse Guarantee Cumulative Premium Test is satisfied if, as of the beginning of the Policy Month that your Policy would otherwise be in default, the sum of all premiums paid to date, less any Policy Debt and less any gross withdrawals taken on or before the date of the test, is equal to or exceeds the sum of the Monthly No-Lapse Guarantee Premiums due from the Policy Date to the date of the test.

         DEATH DURING GRACE PERIOD

         If the life insured should die during the grace period, the Policy Value used in the calculation of the death benefit will be the Policy Value as of the date of default and the insurance benefit will be reduced by any outstanding monthly deductions due at the time of death.

         REINSTATEMENT

         A policyowner may, by making a written request, reinstate a Policy which has terminated after going into default at any time within the five-year period following the date of termination subject to the following conditions:

         (a) Evidence of the life insured's insurability, satisfactory to the Company, is provided to the Company; and

         (b) A premium equal to the amount that was required to bring the Policy out of default immediately prior to termination, plus the amount needed to keep the Policy in force to the next scheduled date for payment of the Planned Premium, must be paid to the Company.

If the reinstatement is approved, the date of reinstatement will be the later of the date we approve the policyowner's request or the date we receive the required payment at our Service Office. In addition, any Surrender Charges will be reinstated to the amount they were at the date of default. The Policy Value on the date of reinstatement, prior to the crediting of any Net Premium paid on the reinstatement, will be equal to the Policy Value on the date the Policy terminated. Any Policy Debt not paid upon termination of a Policy will be reinstated if the Policy is reinstated.

         THE GENERAL ACCOUNT

         The general account of Manulife New York consists of all assets owned by the Company other than those in the Separate Account and other separate accounts of the Company. Subject to applicable law, Manulife New York has sole discretion over the investment of the assets of the general account.

         By virtue of exclusionary provisions, interests in the general account of Manulife New York have not been registered under the Securities Act of 1933 and the general account has not been registered as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests therein are subject to the provisions of these acts, and as a result the staff of the SEC has not reviewed the disclosures in this prospectus relating to the general account. Disclosures regarding the general account may, however, be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in a prospectus.

         FIXED ACCOUNT

         A policyowner may elect to allocate net premiums to the Fixed Account or to transfer all or a portion of the Policy Value to the Fixed Account from the Investment Accounts. The Company will hold the reserves required for any portion of the Policy Value allocated to the Fixed Account in its general account. Transfers from the Fixed Account to the Investment Accounts are subject to restrictions.

         POLICY VALUE IN THE FIXED ACCOUNT

         The Policy Value in the Fixed Account is equal to:

                  (a)      the portion of the net premiums allocated to it; plus

                  (b)      any amounts transferred to it; plus

                  (c)      interest credited to it; less

                  (d)      any charges deducted from it; less

                  (e)      any partial withdrawals from it; less

                  (f)      any amounts transferred from it.

         INTEREST ON THE FIXED ACCOUNT

         An allocation of Policy Value to the Fixed Account does not entitle the policyowner to share in the investment experience of the general account. Instead, we guarantee that the Policy Value in the Fixed Account will accrue interest daily at an effective annual rate of at least 3%, without regard to the actual investment experience of the general account. Consequently, if you pay the planned premiums, allocate all net premiums only to the general account and make no transfers, partial withdrawals, or policy loans, the minimum amount and duration of the death benefit of the Policy will be determinable and guaranteed.

         OTHER PROVISIONS OF THE POLICY

         CASH VALUE ENHANCEMENT RIDERS

         The Policy may be issued with one of two optional Cash Value Enhancement riders: (1) the Cash Value Enhancement Rider or (2) the Cash Value Enhancement Plus Rider. The decision to add either one of these two riders to a Policy must be made at issuance of the Policy and, once made, is irrevocable. The benefit of these riders is that the Cash Surrender Value of a Policy is enhanced during the period for which Surrender Charges are applicable. Under the Cash Value Enhancement Rider, the enhancement is provided by reducing the Surrender Charge that would otherwise have applied upon Policy surrender or lapse. The Cash Value Enhancement Rider does not apply to decreases in Face Amount or partial withdrawals. Under the Cash Value Enhancement Plus Rider, there will be no Surrender Charge.

         Under each of the riders, the enhancement in Cash Surrender Value is equal to the Surrender Charge multiplied by the applicable Cash Value Enhancement Factor. The applicable Cash Value Enhancement Factors under the two riders during the 10 years of the Surrender Charge Period are set forth below:

                         CASH VALUE ENHANCEMENT FACTORS
          (Applicable to Initial Face Amount and Subsequent Increases)

                    Cash Value Enhancement        Cash Value Enhancement
Policy Year                 Rider                       Plus Rider
-----------                 -----                       ----------
     1                       90                            100
     2                       80                            100
     3                       60                            100
     4                       40                            100
     5                       20                            100
     6+                       0                            100

         Adding either of the Cash Value Enhancement riders to a Policy will alter certain of the charges under the Policy, as illustrated in the following table. There will be no change in the monthly administration and cost of insurance charges under the Policy.

                  COMPARATIVE MONTHLY CHARGES WITH ADDITION OF
                          CASH VALUE ENHANCEMENT RIDERS

----------------------------------------------------------------------------------------------
            CHARGES
----------------------------------------------------------------------------------------------
                                                     THE POLICY
----------------------------------------------------------------------------------------------
Premium Charge                    7.5% for first 10 Policy Years and 5% thereafter
----------------------------------------------------------------------------------------------
Asset-Based Risk Charge           0% per Policy Year (guaranteed not to exceed 0.3%)
----------------------------------------------------------------------------------------------

                                      THE POLICY WITH CASH VALUE ENHANCEMENT RIDER
----------------------------------------------------------------------------------------------
Premium Charge                    8.5% for first 10 Policy Years and 5.5% thereafter
----------------------------------------------------------------------------------------------
Asset-Based Risk Charge           0% per Policy Year (guaranteed not to exceed 0.3%)
----------------------------------------------------------------------------------------------

                                   THE POLICY WITH CASH VALUE ENHANCEMENT PLUS RIDER
----------------------------------------------------------------------------------------------
Premium Charge                    3.25% for first 10 Policy Years and 2.25% thereafter
----------------------------------------------------------------------------------------------
Asset-Based Risk Charge           1% per Policy Year for the first 15 Policy Years
                                  (guaranteed not to exceed 1.30%) and 0.25%
                                  thereafter (guaranteed not to exceed 0.55%)
----------------------------------------------------------------------------------------------

         RETURN OF PREMIUM RIDER DEATH BENEFIT

         The Policy may be issued with an optional Return of Premium Death Benefit rider if death benefit Option 1 is elected. This rider provides an additional death benefit payable upon the death of the life insured after the Company receives due proof of death. The Return of Premium Death Benefit is calculated as follows:

         The Return of Premium Rider death benefit is equal to the initial premium. Any subsequent premiums will increase the rider death benefit at the time of the premium payment by the amount of the premium. Any partial withdrawal will reduce the death benefit at the time of withdrawal by an amount equal to the withdrawal plus any applicable Surrender Charge (except that the rider death benefit will not be reduced to less than zero).

         After increases cease, the Company will not take into account any more premiums paid in determining the amount of the Return of Premium Death Benefit.

                  Cessation of Increases. Increases in the Return of Premium Death Benefit coverage will cease at the earlier of:

                  (a) the Policy Anniversary coincident with or next following the date we receive your written request for cessation of any further increases;

                  (b) the beginning of the Policy Month coincident with or next following the date we approve your written request for a change to Death Benefit Option 2; or

                  (c) the date as of which Monthly Deductions cease and no
                      further premiums may be paid in determining the amount of the Return of Premium death benefit coverage.

                  Decreases in Coverage. The Return of Premium Death Benefit may be decreased if requested by the policyowner. The decrease will take effect at the beginning of the Policy Month on or next following the date the Company approves the request. The Return of Premium Rider Death Benefit coverage will be reduced by the amount of the requested decreased. Decreases in the death benefit are not subject to pro-rata Surrender Charges.

                  Partial Withdrawals. If the Policyowner makes a written request for a partial withdrawal of net cash surrender value while this rider is inforce, the Company will process the withdrawal so that it first reduces the amount of the Return of Premium Death Benefit coverage. Any withdrawals will be subject to a pro-rata surrender charge as described under "Charges and Deductions - Surrender Charges." In addition, the Face Amount will be reduced by the amount by which the withdrawal plus the Surrender Charge exceeds the amount of the Return of Premium Rider Death Benefit.

                  No Lapse Guarantee. The No Lapse Guarantee provisions of the Policy apply to the Return of Premium Rider Death Benefit for the first two Policy Years only.

         POLICYOWNER RIGHTS

         Unless otherwise restricted by a separate agreement, the policyowner may, until the life insured's death:

                  -        Vary the premiums paid under the Policy.

                  -        Change the death benefit option.

                  -        Change the premium allocation for future premiums.

                  -        Transfer amounts between sub-accounts.

                  -        Take loans and/or partial withdrawals.

                  -        Surrender the contract.

                  -        Transfer ownership to a new owner.

                  - Name a contingent owner that will automatically become owner if the policyowner dies before the insured.

                  -        Change or revoke a contingent owner.

                  -        Change or revoke a beneficiary.

         ASSIGNMENT OF RIGHTS

         Manulife New York will not be bound by an assignment until it receives a copy of the assignment at its Service Office. We assume no responsibility for the validity or effects of any assignment.

         BENEFICIARY

         One or more beneficiaries of the Policy may be appointed by the policyowner by naming them in the application. Beneficiaries may be appointed in three classes - primary, secondary, and final. Beneficiaries in the same class will share equally in the insurance benefit payable to them. Beneficiaries may be revocable or irrevocable. Unless an irrevocable designation has been elected, you may change the beneficiary during the life insured's lifetime by giving written notice to the Company in a form satisfactory to us. The change will take effect as of the date such notice is signed. If the life insured dies and there is no surviving beneficiary, the policyowner, or the policyowner's estate if the policyowner is the life insured, will be the beneficiary. If a beneficiary dies before the seventh day after the death of the life insured, we will pay the insurance benefit as if the beneficiary had died before the life insured.

         VALIDITY

         The Company will not contest the validity of a Policy after it has been in force during any life insured's lifetime for two years from the Issue Date. We will not contest the validity of an increase in Face Amount, after such increase or addition has been in force during the lifetime of the life insured for two years. If a Policy has been reinstated and been in force during the lifetime of the life insured for less than two years from the reinstatement date, the Company can contest any misrepresentation of a fact material to the reinstatement.

         MISSTATEMENT OF AGE OR SEX

         If the stated age or sex, or both, of the life insured in the Policy are incorrect, we will change the Face Amount so that the death benefit will be that which the most recent monthly charge for the cost of insurance would have purchased for the correct age and sex.

         SUICIDE EXCLUSION

         If the life insured dies by suicide within two years after the Issue Date, the Policy will terminate and the Company will pay only the premiums paid less any partial Net Cash Surrender Value withdrawal and less any Policy Debt.

         If the life insured dies by suicide within two years after the effective date of an increase in Face Amount, the death benefit for that increase will be limited to the Monthly Deductions taken for the increase.

         The Company reserves the right to obtain evidence of the manner and cause of death of the life insured.

         SUPPLEMENTARY BENEFITS

         Subject to certain requirements, one or more Supplementary Benefits may be added to a Policy, including those providing accidental death coverage, waiving monthly deductions upon disability, and, in the case of corporate-owned policies, permitting a change of the life insured (a taxable event). More detailed information concerning these supplementary benefits may be obtained from an authorized agent of the Company. The cost, if any, for supplementary benefits will be deducted as part of the monthly deductions.

         TAX TREATMENT OF THE POLICY

         The following summary provides a general description of the federal income tax considerations associated with the Policy and does not purport to be complete or to cover all situations. This discussion is not intended as tax advice. Counsel or other competent tax advisors should be consulted for more complete information. This discussion is based upon the Company's understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service (the "IRS"). No representation is made as to the likelihood of continuation of the present federal income tax laws nor of the current interpretations by the IRS. MANULIFE NEW YORK DOES NOT MAKE ANY GUARANTEE REGARDING THE TAX STATUS OF ANY POLICY OR ANY TRANSACTION REGARDING THE POLICY.

         The Policies may be used in various arrangements, including non-qualified deferred compensation or salary continuation plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if the use of such Policies in any such arrangement, the value of which depends in part on the tax consequences, is contemplated, a qualified tax advisor should be consulted for advice on the tax attributes of the particular arrangement.

         The Company is taxed as a life insurance company. Because the operations of the Separate Account are a part of, and are taxed with, the Company's operations, the Separate Account is not separately taxed as a "regulated investment company" under the Code. Under existing Federal income tax laws, the Company is not taxed on the investment income and capital gains of the Separate Account, but the operations of the Separate Account may reduce the Company's Federal income taxes. For example, the Company may be eligible for certain tax credits or deductions relating to foreign taxes paid and dividends received by Trust portfolios. The Company's use of these tax credits and deductions will not adversely affect or benefit the Separate Account. The Company does not anticipate that it will be taxed on the income and gains of the Separate Account in the future, but if the Company is, it may impose a corresponding charge against the Separate Account.

         LIFE INSURANCE QUALIFICATION

         There are several requirements that must be met for a Policy to be considered a Life Insurance Contract under the Code, and thereby to enjoy the tax benefits of such a contract:

         -        The Policy must satisfy the definition of life insurance under
                  Section 7702 of the Code.

         - The investments of the Separate Account must be "adequately diversified" in accordance with Section 817(h) of the Code and Treasury Regulations.

         - The Policy must be a valid life insurance contract under applicable state law.

         - The policyowner must not possess "incidents of ownership" in the assets of the Separate Account.

         These four items are discussed in detail below.

         DEFINITION OF LIFE INSURANCE

         Section 7702 of the Code sets forth a definition of a life insurance contract for federal tax purposes. For a Policy to be a life insurance contract, it must satisfy either the Cash Value Accumulation Test or the Guideline Premium and the Cash Value Corridor Tests. By limiting cash value at any time to the net single premium that would be required in order to fund future benefits under the Policy, the Cash Value Accumulation Test in effect requires a minimum death benefit for a given Policy Value. The Guideline Premium Test also requires a minimum death benefit, but in addition limits the total premiums that can be paid into a Policy for a given amount of death benefit.

         With respect to a Policy that is issued on the basis of a standard rate class, the Company believes (largely in reliance on IRS Notice 88-128 and the proposed mortality charge regulations under Section 7702, issued on July 5, 1991) that such a Policy should meet the Section 7702 definition of a life insurance contract.

         With respect to a Policy that is issued on a substandard basis (i.e., a rate class involving higher-than-standard mortality risk), there is less guidance, in particular as to how mortality and other expense requirements of Section 7702 are to be applied in determining whether such a Policy meets the Section 7702 definition of a life insurance contract. Thus it is not clear whether or not such a Policy would satisfy Section 7702, particularly if the policyowner pays the full amount of premiums permitted under the Policy.

         The Secretary of the Treasury (the "Treasury") is authorized to prescribe regulations implementing Section 7702. However, while proposed regulations and other interim guidance have been issued, final regulations have not been adopted and guidance as to how Section 7702 is to be applied is limited. If a Policy were determined not to be a life insurance contract for purposes of Section 7702, such a Policy would not provide the tax advantages normally provided by a life insurance policy.

         If it is subsequently determined that a Policy does not satisfy Section 7702, the Company may take whatever steps are appropriate and reasonable to attempt to cause such a Policy to comply with Section 7702. For these reasons, the Company reserves the right to restrict Policy transactions as necessary to attempt to qualify it as a life insurance contract under Section 7702.

         DIVERSIFICATION

         Section 817(h) of the Code requires that the investments of the Separate Account be "adequately diversified" in accordance with Treasury regulations in order for the Policy to qualify as a life insurance contract under Section 7702 of the Code (discussed above). The Separate Account, through the Trust, intends to comply with the diversification requirements prescribed in Treas. Reg. Sec. 1.817-5, which affect how the Trust's assets are to be invested. The Company believes that the Separate Account will thus meet the diversification requirement, and the Company will monitor continued compliance with the requirement.

         STATE LAW

         A policy must qualify as a valid life insurance contract under applicable state laws. State regulations require that the policyowner have appropriate insurable interest in the life insured. Failure to establish an insurable interest may result in the Policy not qualifying as a life insurance contract for federal tax purposes.

         INVESTOR CONTROL

         In certain circumstances, owners of variable life insurance policies may be considered the owners, for federal income tax purposes, of the assets of the separate account used to support their Policies. In those circumstances, income and gains from the separate account assets would be includible in the variable policyowner's gross income. The IRS has stated in published rulings that a variable policyowner will be considered the owner of separate account assets if the policyowner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. The Treasury Department has also announced, in connection with the issuance of regulations concerning diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor (i.e., the policyowner), rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also stated that guidance would be issued by way of regulations or rulings on the "extent to which policyowners may direct their investments to particular sub-accounts without being treated as owners of the underlying assets." As of the date of this prospectus, no such guidance has been issued.

         The ownership rights under the Policy are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that policyowners were not owners of separate account assets. For example, the Policy has many more portfolios to which policyowners may allocate premium payments and Policy Values than were available in the policies described in the rulings. These differences could result in an owner being treated as the owner of a pro-rata portion of the assets of the Separate Account. In addition, the Company does not know what standards will be set forth, if any, in the regulations or rulings which the Treasury Department has stated it expects to issue. The Company therefore reserves the right to modify the Policy as necessary to attempt to prevent an owner from being considered the owner of a pro rata share of the assets of the Separate Account.

         TAX TREATMENT OF POLICY BENEFITS

         The following discussion assumes that the Policy will qualify as a life insurance contract for federal income tax purposes.

         The Company believes that the proceeds and cash value increases of a Policy should be treated in a manner consistent with a fixed-benefit life insurance policy for federal income tax purposes. Depending on the circumstances, the exchange of a Policy, a change in the Policy's death benefit option, a Policy loan, partial withdrawal, surrender, change in ownership, the addition of an accelerated death benefit rider, or an assignment of the Policy may have federal income tax consequences. In addition, federal, state and local transfer, and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each policyowner or beneficiary.

         DEATH BENEFIT

         The death benefit under the Policy should be excludable from the gross income of the beneficiary under Section 101(a)(1) of the Code.

         In general, at the insured's death, an estate tax is imposed on assets that are treated as part of the insured's estate. Death benefits are included in the insured's estate if the estate is the beneficiary under the policy, if the insured owned the policy at death, or if the insured had retained certain incidents of ownership in the policy. In addition, if within three years of the insured's death, the insured made a gift of the policy or relinquished those incidents of ownership which would have otherwise caused the policy to be treated as part of the insured's estate, the death benefit will be included in the insured's estate.

         CASH VALUES

         Generally, the policyowner will not be deemed to be in constructive receipt of the Policy Value, including increments thereof, until there is a distribution. This includes additions attributable to interest, dividends, appreciation or gains realized on transfers among sub-accounts.

         INVESTMENT IN THE POLICY
         Investment in the Policy means:

         - the aggregate amount of any premiums or other consideration paid for a Policy; minus

         - the aggregate amount, other than loan amounts, received under the Policy which has been excluded from the gross income of the policyowner (except that the amount of any loan from, or secured by, a Policy that is a modified enfowment contract ("MEC"), to the extent such amount has been excluded from gross income, will be disregarded); plus

         - the amount of any loan from, or secured by a Policy that is a MEC to the extent that such amount has been included in the gross income of the policyowner.

         The repayment of a policy loan, or the payment of interest on a loan, does not affect the Investment in the Policy.

         SURRENDER OR LAPSE

         Upon a complete surrender or lapse of a Policy or when benefits are paid at a Policy's maturity date, if the amount received plus the amount of Policy Debt exceeds the total Investment in the Policy, the excess will generally be treated as ordinary income subject to tax.

         If, at the time of lapse or surrender, a Policy has a loan, the loan is extinguished and the amount of the loan is a deemed payment to the policyholder. If the amount of this deemed payment exceeds the investment in the contract, the excess is taxable income and is subject to Internal Revenue Service reporting requirements.

         DISTRIBUTIONS

         The tax consequences of distributions from, and loans taken from or secured by, a Policy depend on whether the Policy is classified as a MEC.

         DISTRIBUTIONS FROM NON-MEC'S

         A distribution from a non-MEC is generally treated as a tax-free recovery by the policyowner of the Investment in the Policy to the extent of such Investment in the Policy, and as a distribution of taxable income only to the extent the distribution exceeds the Investment in the Policy. In general, loans from, or secured by, a non-MEC are not treated as distributions. Instead, such loans are treated as indebtedness of the policyowner. (But see the discussion of the tax treatment of loans made after year ten in the section "Interest on Policy Loans After Year 10").

         FORCE OUTS

         An exception to this general rule occurs in the case of a decrease in the Policy's death benefit or any other change that reduces benefits under the Policy in the first 15 years after the Policy is issued and that results in a cash distribution to the policyowner in order for the Policy to continue to comply with the Section 7702 definitional limits. Such a cash distribution will be taxed in whole or in part as ordinary income (to the extent of any gain in the Policy) under rules prescribed in Section 7702. Changes include partial withdrawals and death benefit option changes.

         DISTRIBUTIONS FROM MEC'S

         Policies classified as MEC's will be subject to the following tax rules:

         - First, all partial withdrawals from such a Policy are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the Policy Value immediately before the distribution over the Investment in the Policy at such time.

         - Second, loans taken from or secured by such a Policy and assignments or pledges of any part of its value are treated as partial withdrawals from the Policy and taxed accordingly. Past-due loan interest that is added to the loan amount is treated as a loan.

         - Third, a 10% additional income tax is imposed on the portion of any distribution (including distributions on surrender) from, or loan taken from or secured by, such a policy that is included in income except where the distribution or loan:

         -        is made on or after the policyowner attains age 59 1/2;

         -        is attributable to the policyowner becoming disabled; or

         - is part of a series of substantially equal periodic payments for the life (or life expectancy) of the policyowner or the joint lives (or joint life expectancies) of the policyowner and the policyowner's beneficiary.

         These exceptions are not likely to apply in situations where the Policy is not owned by an individual.

         Definition of Modified Endowment Contracts

         Section 7702A establishes a class of life insurance contracts designated as "Modified Endowment Contracts" or "MECs," which applies to Policies entered into or materially changed after June 20, 1988.

         In general, a Policy will be a MEC if the accumulated premiums paid at any time during the first seven Policy Years exceed the "seven-pay premium limit". The seven-pay premium limit on any date is equal to the sum of the net level premiums that would have been paid on or before such date if the policy provided for paid-up future benefits after the payment of seven level annual premiums (the "seven-pay premium").

         The rules relating to whether a Policy will be treated as a MEC are extremely complex and cannot be adequately described in the limited confines of this summary. Therefore, a current or prospective policyowner should consult with a competent adviser to determine whether a transaction will cause the Policy to be treated as a MEC.

         Material Changes

         A Policy that is not a MEC may become a MEC if it is "materially changed." If there is a material change to the Policy, the seven year testing period for MEC status is restarted. The material change rules for determining whether a Policy is a MEC are complex. In general, however, the determination of whether a Policy will be a MEC after a material change generally depends upon the relationship among the death benefit of the Policy at the time of such change, the Policy Value at the time of the change, and the additional premiums paid into the Policy during the seven years starting with the date on which the material change occurs.

         Reductions in Face Amount

         If there is a reduction in benefits during the first seven Policy Years, the seven-pay premium limit is recalculated as if the policy had been originally issued at the reduced benefit level. Failure to comply would result in classification as a MEC regardless of any efforts by the Company to provide a payment schedule that will not violate the seven-pay test.

         Exchanges

         A life insurance contract received in exchange for a MEC will also be treated as a MEC.

         Processing of Premiums

         If a premium is received which would cause the Policy to become a MEC within 23 days of the next Policy Anniversary, the Company will not apply the portion of the premium which would cause MEC status ("excess premium") to the Policy when received. The excess premium will be placed in a suspense account until the next anniversary date, at which point the excess premium, along with interest, earned on the excess premium at a rate of 3.5% from the date the premium was received, will be applied to the Policy. (Any amount that would still be excess premium on the next anniversary will be refunded to the policyowner.) The policyowner will be advised of this action and will be offered the opportunity to have the premium credited as of the original date received or to have the premium returned. If the policyowner does not respond, the premium and interest will be applied to the Policy as of the first day of the next anniversary. The interest credited will be taxable to the owner in the year earned.

         If a premium is received which would cause the Policy to become a MEC more than 23 days prior to the next Policy Anniversary, the Company will refund any excess premium to the policyowner. The portion of the premium which is not excess will be applied as of the date received. The policyowner will be advised of this action and will be offered the opportunity to return the premium and have it credited to the account as of the original date received.

         If, in connection with the application or issue of the Policy, the policyowner acknowledges that the policy is or will become a MEC, excess premiums that would cause MEC status will be credited to the account as of the original date received.

         Multiple Policies

         All MEC's that are issued by a company (or its affiliates) to the same policyowner during any calendar year are treated as one MEC for purposes of determining the amount includible in gross income under
         Section 72(e) of the Code.

         POLICY LOAN INTEREST

         Generally, personal interest paid on any loan under a Policy which is owned by an individual is not deductible. For policies purchased on or after January 1, 1996, interest on any loan under a Policy owned by a taxpayer and covering the life of any individual who is an officer or employee of or is financially interested in the business carried on by the taxpayer will not be tax deductible unless the employee is a key person within the meaning of Section 264 of the Code. A deduction will not be permitted for interest on a loan under a Policy held on the life of a key person to the extent the aggregate of such loans with respect to contracts covering the key person exceed $50,000. The number of employees who can qualify as key persons depends in part on the size of the employer but cannot exceed 20 individuals.

         Furthermore, if a non-natural person owns a Policy, or is the direct or indirect beneficiary under a Policy, section 264(f) of the Code disallows a pro-rata portion of the taxpayer's interest expense allocable to unborrowed Policy cash values attributable to insurance held on the lives of individuals who are not 20% (or more) owners of the taxpayer-entity, officers, employees, or former employees of the taxpayer.


         The portion of the interest expense that is allocable to unborrowed Policy cash values is an amount that bears the same ratio to that interest expense as the taxpayer's average unborrowed Policy cash values under such life insurance policies issued after june 8, 1997 bear to the sum of unborrowed policy and annuity contract cash values and the average adjusted bases for all other assets of the taxpayer.


         If the policyowner is an individual, and if the taxpayer is a business and is not the policyowner, but is the direct or indirect beneficiary under the Policy, then the amount of unborrowed cash value of the Policy taken into account in computing the portion of the taxpayer's interest expense allocable to unborrowed Policy cash values cannot exceed the benefit to which the taxpayer is directly or indirectly entitled under the Policy.

         INTEREST ON POLICY LOANS AFTER YEAR 10

         Interest is credited to amounts in the Loan Account at an effective annual rate of 4%. This rate is guaranteed not to be less than 3.5%. The actual rate credited is equal to the rate of interest charged on the policy loan, less the Loan Interest Credited Differential, which is currently 1.25% during the first ten policy years and 0% thereafter, and is guaranteed not to exceed 1.25% during the first ten policy years and 0.5% thereafter. The tax consequences associated with a loan interest credited differential of 0% are unclear. A tax adviser should be consulted before effecting a loan to evaluate the tax consequences that may arise in such a situation. If we determine, in our sole discretion, that there is a substantial risk that a loan will be treated as a taxable distribution under Federal tax law as a result of no differential between the credited interest rate and the loan interest rate, the Company retains the right to decrease the crediting rate under the loan to an amount that would result in the transaction being treated as a loan under Federal tax law. If this amount is not prescribed by any IRS ruling or regulation or any court decision, the amount of increase will be that which the Company considers to be most likely to result in the transaction being treated as a loan under Federal tax law.

         POLICY EXCHANGES

         A policyowner generally will not recognize gain upon the exchange of a Policy for another life insurance policy covering the same life insured and issued by the Company or another insurance company, except to the extent that the policyowner receives cash in the exchange or is relieved of Policy indebtedness as a result of the exchange. The receipt of cash or forgiveness of indebtedness is treated as "boot" which is taxable up to the amount of the gain in the policy. In no event will the gain recognized exceed the amount by which the Policy Value (including any unpaid loans) exceeds the policyowner's Investment in the Policy.

         OTHER TRANSACTIONS

         A transfer of the Policy, a change in the owner, a change in the life insured, a change in the beneficiary, and certain other changes to the Policy, as well as particular uses of the Policy (including use in a so called "split-dollar" arrangement) may have tax consequences depending upon the particular circumstances and should not be undertaken prior to consulting with a qualified tax adviser. For instance, if the owner transfers the Policy or designates a new owner in return for valuable consideration (or, in some cases, if the transferor is relieved of a liability as a result of the transfer), then the death benefit payable upon the death of the life insured may in certain circumstances be includible in taxable income to the extent that the death benefit exceeds the prior consideration paid for the transfer and any premiums or other amounts subsequently paid by the transferee. Further, in such a case, if the consideration received exceeds the transferor's Investment in the Policy, the difference will be taxed to the transferor as ordinary income.

         Federal estate and state and local estate, inheritance and other tax consequences of ownership or receipt of Policy proceeds depend on the individual circumstances of each policyowner and beneficiary.

         ALTERNATE MINIMUM TAX

         Corporate owners may be subject to Alternate Minimum Tax on the annual increases in Cash Surrender Values and on the death benefit proceeds.

         INCOME TAX REPORTING

         In certain employer-sponsored life insurance arrangements, including equity split dollar arrangements, participants may be required to report for income tax purposes, one or more of the following:

         -        the value each year of the life insurance protection provided;

         -        an amount equal to any employer-paid premiums;


         - income equal to imputed interest on a deemed employer loan; or


         - some or all of the amount by which the current value exceeds the employer's interest in the Policy.

         Participants should consult with their tax adviser to determine the tax consequences of these arrangements.

         OTHER INFORMATION

         PAYMENT OF PROCEEDS

         As long as the Policy is in force, Manulife New York will ordinarily pay any policy loans, surrenders, partial withdrawals or insurance benefit within seven days after receipt at its Service Office of all the documents required for such a payment. The Company may delay for up to six months the payment from the Fixed Account of any policy loans, surrenders, partial withdrawals, or insurance benefit. In the case of any such payments from any Investment Account, the Company may delay payment during any period during which (i) the New York Stock Exchange is closed for trading (except for normal weekend and holiday closings),
         (ii) trading on the New York Stock Exchange is restricted, and (iii) an emergency exists as a result of which disposal of securities held in the Separate Account is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Account's net assets; provided that applicable rules and regulations of the SEC shall govern as to whether the conditions described in (ii) and (iii) exist.

         REPORTS TO POLICYOWNERS

         Within 30 days after each Policy Anniversary, Manulife New York will send the policyowner a statement showing, among other things:

         -        the amount of death benefit;

         - the Policy Value and its allocation among the Investment Accounts, the Fixed Account and the Loan Account;

         - the value of the units in each Investment Account to which the Policy Value is allocated;

         - the Policy Debt and any loan interest charged since the last report;

         - the premiums paid and other Policy transactions made during the period since the last report; and

         -        any other information required by law.

         Each policyowner will also be sent an annual and a semi-annual report for the Trust which will include a list of the securities held in each Portfolio as required by the 1940 Act.

         DISTRIBUTION OF THE POLICIES

         Manulife Financial Securities LLC ("Manulife Financial Securities"), whose principal office is located at 73 Tremont Street, Boston, Massachusetts 02108, acts as the principal underwriter of, and continuously offers, the Policies pursuant to an Underwriting and Distribution Agreement with Manulife New York. Manulife Financial Securities is an indirect wholly-owned subsidiary of MFC. Manulife Financial Securities is registered, as a broker-dealer under the Securities Exchange Act of 1934, is a member of the National Association of Securities Dealers and is duly appointed and licensed as an insurance agent of Manulife New York. Manulife Financial Securities is a Delaware limited liability company, the managing member of which is Manulife USA. Manulife USA in its capacity as managing member is authorized to act on behalf of Manulife Financial Securities. The Policies will be sold by registered representatives of broker-dealers having distribution agreements with Manulife Financial Securities who are also licensed by the New York State Insurance Department and appointed with Manulife New York.

         The commissions payable to a registered representative on sales of the Policy will not exceed: (a) 99% of premiums paid in the first year of the Policy plus (b) 2% of all premiums paid in years after the first year plus (c)1.00% of the Net Policy Value per year. Commissions relating to a particular premium payment are generally paid in the year that the premium payment is made. However, these commissions may also, under certain circumstances, be paid over a period of time. Representatives who meet certain productivity standards with regard to the sale of the Policies and certain other policies issued by Manulife New York will be eligible for additional compensation.

         RESPONSIBILITIES ASSUMED BY MANULIFE NEW YORK, MANULIFE FINANCIAL SECURITIES AND MANULIFE USA

         The Underwriting and Distribution Agreement between Manulife Financial Securities and Manulife New York provides that will pay selling broker dealers commission and expense allowance payments subject to limitations imposed by New York Insurance Law. The Company will prepare and maintain all books and records required to be prepared and maintained by Manulife Financial Securities with respect to the Policies, and send all confirmations required to be sent by Manulife Securities with respect to the Policies. The Company will pay Manulife Financial Securities for expenses incurred and services performed under the terms of the agreement in such amounts and at such times as agreed to by the parties.

         Manulife USA has entered into an Administrative Service Agreement with us pursuant to which Manulife USA or its designee will provide to us all issue, administrative, general services and recordkeeping functions on our behalf with respect to all of our insurance policies including the Policies.

         The Company may, from time to time in its sole discretion, enter into one or more reinsurance agreements with other life insurance companies under which policies issued by it may be reinsured, such that its total amount at risk under a policy would be limited for the life of an insured.

         VOTING RIGHTS

         As stated previously, all of the assets held in each sub-account of the Separate Account will be invested in shares of a particular Portfolio of the Trust. Manulife New York is the legal owner of those shares and as such has the right to vote upon certain matters that are required by the 1940 Act to be approved or ratified by the shareholders of a mutual fund and to vote upon any other matters that may be voted upon at a shareholders' meeting. However, Manulife New York will vote shares held in the sub-accounts in accordance with instructions received from policyowners having an interest in such sub-accounts. Shares held in each sub-account for which no timely instructions from policyowners are received, including shares not attributable to the Policies, will be voted by Manulife New York in the same proportion as those shares in that sub-account for which instructions are received. Should the applicable federal securities laws or regulations change so as to permit Manulife New York to vote shares held in the Separate Account in its own right, it may elect to do so.

         The number of shares in each sub-account for which instructions may be given by a policyowner is determined by dividing the portion of the Policy Value derived from participation in that sub-account, if any, by the value of one share of the corresponding Portfolio. The number will be determined as of a date chosen by Manulife New York, but not more than 90 days before the shareholders' meeting. Fractional votes are counted. Voting instructions will be solicited in writing at least 14 days prior to the meeting.

         Manulife New York may, if required by state officials, disregard voting instructions if such instructions would require shares to be voted so as to cause a change in the sub-classification or investment policies of one or more of the Portfolios, or to approve or disapprove an investment management contract. In addition, the Company itself may disregard voting instructions that would require changes in the investment policies or investment adviser, provided that Manulife New York reasonably disapproves such changes in accordance with applicable federal regulations. If Manulife New York does disregard voting instructions, it will advise policyowners of that action and its reasons for such action in the next communication to policyowners.

         SUBSTITUTION OF PORTFOLIO SHARES

         Although we believe it to be unlikely, it is possible that in the judgment of the management of Manulife New York, one or more of the Portfolios may become unsuitable for investment by the Separate Account because of a change in investment policy or a change in the applicable laws or regulations, because the shares are no longer available for investment, or for some other reason. In that event, Manulife New York may seek to substitute the shares of another Portfolio or of an entirely different mutual fund. Before this can be done, the approval of the SEC and the New York Insurance Department may be required.

         Manulife New York also reserves the right (i) to combine other separate accounts with the Separate Account, (ii) to create new separate accounts, (iii) to establish additional sub-accounts within the Separate Account to invest in additional portfolios of the Trust or another management investment company, (iv) to eliminate existing sub-accounts and to stop accepting new allocations and transfers into the corresponding portfolio, (v) to combine sub-accounts or to transfer assets in one sub-account to another sub-account or (vi) to transfer assets from the Separate Account to another separate account and from another separate account to the Separate Account. The Company also reserves the right to operate the Separate Account as a management investment company or other form permitted by law, and to de-register the Separate Account under the 1940 Act. Any such change would be made only if permissible under applicable federal and state law.

         RECORDS AND ACCOUNTS

         The Service Office will perform administrative functions, such as decreases, increases, surrenders and partial withdrawals, and fund transfers on behalf of the Company.

         All records and accounts relating to the Separate Account and the Portfolios will be maintained by the Company. All financial transactions will be handled by the Company. All reports required to be made and information required to be given will be provided by the Company.

         STATE REGULATIONS

         The Company is subject to the regulation and supervision by the New York Department of Insurance, which periodically examines its financial condition and operations. Regulation by the New York Insurance Department includes periodic examination of our financial position and operations, including contract liabilities and reserves. Regulation by supervisory agencies includes licensing to transact business, overseeing trade practices, licensing agents, approving policy forms, establishing reserve requirements, fixing maximum interest rates on policy loans and minimum rates for accumulation of surrender values, prescribing the form and content of required financial statements and regulation of the type and amounts of permitted investments. Our books and accounts are subject to review by the New York Insurance Department and other supervisory agencies at all times, and we file annual statements with these agencies.

         LITIGATION

         No litigation is pending that would have a material effect upon the Separate Account or the Trust.

         FURTHER INFORMATION

         A registration statement under the Securities Act of 1933 has been filed with the SEC relating to the offering described in this prospectus. This prospectus does not include all the information set forth in the registration statement. The omitted information may be obtained from the SEC's principal office in Washington D.C. upon payment of the prescribed fee. The SEC also maintains a Web site that contains reports, proxy and information statements and other information regarding registrants that file electronically with the SEC which is located at http://www.sec.gov.

         For further information you may also contact Manulife New York's Home Office, the address and telephone number of which are on the first page of the prospectus.

         ILLUSTRATIONS

         The tables illustrating the way in which a Policy's Death Benefit, Policy Value, and Cash Surrender Value could vary over an extended period of time set forth in the Statement of Additional Information.

         FINANCIAL STATEMENTS

         The financial statements of the Company and the Separate Account are set forth in the Statement of Additional Information.

         APPENDIX A - DEFINITIONS

         Additional Rating

         is an increase to the Cost of Insurance Rate for insureds who do not meet, at a minimum, the Company's underwriting requirements for the standard Risk Classification.

         Age

         on any date is the life insured's age on his or her nearest birthday to the Policy Date. If no specific age is mentioned, age means the life insured's age on the Policy Anniversary nearest to the birthday.

         Attained Age

         is the Age at issue plus the number of whole years that have elapsed since the Policy Date.

         Business Day

         is any day that the New York Stock Exchange is open for business. A Business Day ends at the close of regularly scheduled daytime trading of the New York Stock Exchange on that day.

         Cash Surrender Value

         is the Policy Value less the Surrender Charge and any outstanding monthly deductions due.

         Gross Withdrawal

         is the amount of partial Net Cash Surrender Value the policyowner requests plus any Surrender Charge applicable to the withdrawal.

         Effective Date

         is the date the underwriters approve issuance of the Policy. If the Policy is approved without the initial premium, the Effective Date will be the date the Company receives at least the minimum initial premium at our Service Office. The Company will take the first Monthly Deduction on the Effective Date.

         Fixed Account

         is that part of the Policy Value which reflects the value the policyowner has in the general account of the Company.

         Investment Account

         is that part of the Policy Value which reflects the value the policyowner has in one of the sub-accounts of the Separate Account.

         Issue Date

         is the date the Company issued the Policy. The Issue Date is also the date from which the Suicide and Validity provisions of the Policy are measured.

         Life Insured

         is the person whose life is insured under this Policy.

         Loan Account

         is that part of the Policy Value which reflects the value transferred from the Fixed Account or the Investment Accounts as collateral for a policy loan.

         Loan Interest Credited Differential

         is the difference between the rate of interest charged on a Policy Loan and the rate of interest credited to amounts in the Loan Account.

         Maximum Loanable Amount

         is 100% of the Policy Net Cash Surrender Value less estimated charges to the next Policy anniversary, including loan interest.

         Minimum Death Benefit

         is on any date the Policy Value on that date multiplied by the applicable minimum death benefit percentage for the Attained Age of the life insured.

         Monthly No-Lapse Guarantee Premium
         is one-twelfth of the No-Lapse Guarantee Premium.

         Net Cash Surrender Value

         is the Cash Surrender Value less the Policy Debt.

         Net Policy Value

         is the Policy Value less the value in the Loan Account.

         Net Premium

         is the gross premium paid less the Premium Charge. It is the amount of premium allocated to the Fixed Account and/or Investment Accounts.

         No-Lapse Guarantee

         is a provision of the Policy which occurs when the Policy is in the No-Lapse Guarantee Period, and meets the No-Lapse Guarantee Cumulative Premium Test. If such a condition is met the Policy will not lapse, even when the Net Cash Surrender Value falls to or below zero.

         No-Lapse Guarantee Period

         is set at issue and will vary by issue age as set forth in the Policy.

         No-Lapse Guarantee Premium

         is the annual premium used to determine the Monthly No-Lapse Guarantee Premium. It is set at issue and is recalculated, prospectively, whenever any of the following changes occur under the Policy:

         -        the Face Amount of insurance changes.

         -        a Supplementary Benefit is added, changed or terminated.

         -        the Risk Classification of the life insured changes.

         - a temporary Additional Rating is added (due to a face amount increase), or terminated.

         -        the death benefit option changes.

         No-Lapse Guarantee Cumulative Premium

         is the minimum amount due to satisfy the No-Lapse Guarantee Cumulative Premium Test. This amount equals the sum, from issue to the date of the test, of the Monthly No-Lapse Guarantee Premiums.

         No-Lapse Guarantee Cumulative Premium Test

         is a test that, if satisfied, during the No Lapse Guarantee Period will keep the policy in force when the Net Cash Surrender Value is less than zero. The test is satisfied if the sum of all premiums paid, less any Gross Withdrawals and less any Policy Debt, is greater than or equal to the sum of the monthly No-Lapse Guarantee Premiums due since the Policy Date.

         Policy Date

         is the date coverage takes effect under the Policy, provided the Company receives the minimum initial premium at its Service Office, and is the date from which charges for the first monthly deduction are calculated, and the date from which Policy Years, Policy Months, and Policy Anniversaries are determined.

         Policy Debt

         as of any date equals (a) plus (b) plus (c) minus (d), where:

         (a)      is the total amount of loans borrowed as of such date;

         (b) is the total amount of any unpaid loan interest charges which have been borrowed against the Policy on a Policy Anniversary;

         (c) is any interest charges accrued from the last Policy Anniversary to the current date; and

         (d)      is the total amount of loan repayments as of such date.

         Policy Value

         is the sum of the values in the Loan Account, the Fixed Account, and the Investment Accounts.

         Service Office Address

         Is P.O. Box 633, Niagara Square Station, Buffalo, New York 14201-0633.

         Surrender Charge Period
         is the period following the Policy Date or following any increase in Face Amount during which the Company will assess Surrender Charges. Surrender Charges will apply during this period if the policy terminates due to default, if the policyowner surrenders the policy or makes a partial withdrawal.

         Surrender Charge Premium Limit

         is used to determine the Surrender Charge. The Surrender Charge Premium Limit for the initial Face Amount is stated in the Policy. The Company will advise the policyowner of the Surrender Charge Premium Limit for any increase in Face Amount.

         Written Request

         is the policyowner's request to the Company which must be in a form satisfactory to the Company, signed and dated by the policyowner, and received at the Service Office.

[back cover]

Additional information about the Policy is also contained in the Statement of Additional Information ("SAI") dated the same date as this Prospectus. The SAI is incorporated by reference into this Prospectus. The SAI is available upon request, without charge, by calling the following toll-free number: (800) 387-2747. This toll-free number may also be used to request other information about the Policy and to make contract owner inquiries.

         Information about the Policy (including the Statement of Additional Information) can be reviewed and copied at the SEC's Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling the Securities and Exchange Commission ("SEC") at (202) 942-8090. Reports and other information about the Policy are available on the SEC's Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, Washington D.C. 20549-0102.


                  The Registrant's Investment Company and 1933 Act File Numbers are 811 8329 and 333-85296 respectively.

                                     PART B

         INFORMATION REQUIRED IN A STATEMENT OF ADDITIONAL INFORMATION

                       STATEMENT OF ADDITIONAL INFORMATION

              THE MANUFACTURERS LIFE INSURANCE COMPANY OF NEW YORK
                               SEPARATE ACCOUNT B

                                       OF

              THE MANUFACTURERS LIFE INSURANCE COMPANY OF NEW YORK

                A FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

         This Statement of Additional Information is not a Prospectus. It contains information in addition to that described in the Prospectus and should be read in conjunction with the Prospectus dated the same date as this Statement of Additional Information. The Prospectus may be obtained by writing The Manufacturers Life Insurance Company of New York at the mailing address of the Service Office at P.O. Box 633, Niagara Square Station, Buffalo, New York 14201-0633 or telephoning (888) 267-7784.

      The date of this Statement of Additional Information is May 1, 2003.

              The Manufacturers Life Insurance Company of New York
                              100 Summit Lake Drive
                            Valhalla, New York 10595


MNY Accumulator SAI

                       STATEMENT OF ADDITIONAL INFORMATION

                                TABLE OF CONTENTS

General Information and History....................................................................................
Services
       Independent Auditors........................................................................................
Principal Underwriters.............................................................................................
Additional Information About Charges...............................................................................
Illustrations......................................................................................................
Financial Statements...............................................................................................

                         GENERAL INFORMATION AND HISTORY

THE MANUFACTURERS LIFE INSURANCE COMPANY OF NEW YORK ("MANULIFE NEW YORK")

         We are a stock life insurance company organized under the laws of New York on February 10, 1992. Our principal office is located at 100 Summit Lake Drive, Second Floor, Valhalla, New York 10595. We are a wholly-owned subsidiary of The Manufacturers Life Insurance Company (U.S.A.) ("MANULIFE USA"), a stock life insurance company incorporated in Maine on August 20, 1955 by a special act of the Maine legislature and redomesticated under the laws of Michigan with its principal office located at 73 Tremont Street, Boston, Massachusetts 02108. Our ultimate parent is Manulife Financial Corporation ("MFC"), a publicly traded company, based in Toronto, Canada. MFC is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife Financial.

SEPARATE ACCOUNT B

The Company established The Manufacturers Life Insurance Company of New York Separate Account B ("Separate Account") on May 6, 1997, subject to approval by the Superintendent of Insurance of New York. The Separate Account holds assets that are segregated from all of Manulife New York's other assets. The Separate Account is currently used only to support variable life insurance policies.

                                    SERVICES

INDEPENDENT AUDITORS


         The independents auditors of the Company are Ernst & Young LLP located at 2001 Market Street, Philadelphia, PA 19103 and 200 Clarendon Street, Boston, MA 02116.



         The consolidated financial statements of the Manufacturers Life Insurance Company of New York at December 31, 2002 and 2001, and for each of the three years in the period ended December 31, 2002, and the financial statements of Separate Account B of the Manufacturers Life Insurance Company of New York at December 31, 2002 and 2001, and for each of the periods ended December 31, 2002 and 2001, appearing in this Statement of Additional Information of the Registration Statement have been audited by Ernst & Young, LLP, independent auditors, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.



                              PRINCIPAL UNDERWRITER

Manulife Financial Securities LLC ("Manulife Financial Securities"), whose principal offices are located at 73 Tremont Street, Boston, Massachusetts 02108, acts as the principal underwriter of, and continuously offers, the Policies pursuant to an Underwriting and Distribution Agreement with Manulife New York. Manulife Financial Securities is an indirect wholly-owned subsidiary of MFC. (Prior to January 1, 2002, Manulife Securities Services, LLC ("MSS"), which is also an indirect wholly-owned subsidiary of MFC) served as principal underwriter of the Polices.) Manulife Financial Securities is registered as a broker-dealer under the Securities Exchange Act of 1934, is a member of the National Association of Securities Dealers and is duly appointed and licensed as an insurance agent of Manulife New York. Manulife Financial Securities is a Delaware limited liability company, the managing member of which is Manulife USA. Manulife USA in its capacity as managing member is authorized to act on behalf of Manulife Financial Securities. The Policies will be sold by registered representatives of broker-dealers having distribution agreements with Manulife Financial Securities who are also licensed by the New York State Insurance Department and appointed with Manulife New York.


         The aggregate dollar amount of underwriting commissions paid to manulife financial securities in 2002 was $275,138,774. manulife financial securities did not retained any of these amounts during such periods.

         The aggregate dollar amount of underwriting commissions paid to ManEquity in 2001 and 2000 was $56,463,871 and $62,735,766, respectively. The aggregate dollar amount of underwriting commissions retained by ManEquity in 2001 and 2000 were $1,267,599 and $1,762,026, respectively. ManEquity did not retained any of these amounts during such periods.


The Policies will be sold by registered representatives of broker-dealers having distribution agreements with Manulife Financial Securities who are also licensed by the New York State Insurance Department and appointed with Manulife New York. A registered representative will receive commissions not to exceed: (a) 99% of premiums paid in the first year of the Policy plus (b) 2% of all premiums paid in years after the first year plus (c)1.00% of the Net Policy Value per year.

                      ADDITIONAL INFORMATION ABOUT CHARGES

         A Policy will not be issued until the underwriting process has been completed to the Company's satisfaction. The underwriting process generally includes the obtaining of information concerning your age, medical history, occupation and other personal information. This information is then used to determine the cost of insurance charge.

REDUCTION IN CHARGES

The Policy is available for purchase by corporations and other groups or sponsoring organizations. Group or sponsored arrangements may include reduction or elimination of withdrawal charges and deductions for employees, officers, directors, agents and immediate family members of the foregoing. Manulife New York reserves the right to reduce any of the Policy's charges on certain cases where it is expected that the amount or nature of such cases will result in savings of sales, underwriting, administrative, commissions or other costs. Eligibility for these reductions and the amount of reductions will be determined by a number of factors, including the number of lives to be insured, the total premiums expected to be paid, total assets under management for the policyowner, the nature of the relationship among the insured individuals, the purpose for which the policies are being purchased, expected persistency of the individual policies, and any other circumstances which Manulife New York believes to be relevant to the expected reduction of its expenses. Some of these reductions may be guaranteed and others may be subject to withdrawal or modification, on a uniform case basis. Reductions in charges will not be unfairly discriminatory to any policyowners. Manulife New York may modify from time to time, on a uniform basis, both the amounts of reductions and the criteria for qualification.

                                  ILLUSTRATIONS

SAMPLE ILLUSTRATIONS OF POLICY VALUES, CASH SURRENDER VALUES AND DEATH BENEFITS

The following tables have been prepared to help show how values under the Policy change with investment performance. The tables include both Policy Values and Cash Surrender Values as well as Death Benefits. The Policy Value is the sum of the values in the Investment Accounts, as the tables assume no values in the Fixed Account or Loan Account. The Cash Surrender Value is the Policy Value less any applicable surrender charges. The tables illustrate how Policy Values and Cash Surrender Values, which reflect all applicable charges and deductions, and Death Benefits of the Policy on an insured of given age would vary over time if the return on the assets of the Portfolios was a uniform, gross, after-tax, annual rate of 0%, 6% or 12%. The Policy Values, Death Benefits and Cash Surrender Values would be different from those shown if the returns averaged 0%, 6% or 12%, but fluctuated over and under those averages throughout the years. The charges reflected in the tables include those for deductions from premiums, surrender charges, and monthly deductions.


The amounts shown for the Policy Value, Death Benefit and Cash Surrender Value as of each Policy Year reflect the fact that the net investment return on the assets held in the sub-accounts is lower than the gross, after-tax return. This is because the expenses and fees borne by Manufacturers Investment Trust are deducted from the gross return. The illustrations reflect an average of those Portfolios' current expenses (excluding those of the Equity Index Trust), which is approximately 0.984% per annum. The gross annual rates of return of 0%, 6% and 12% correspond to approximate net annual rates of return of -0.984%, 5.016% and 11.016%.


The tables assume that no premiums have been allocated to the Fixed Account, that planned premiums are paid on the Policy Anniversary and that no transfers, partial withdrawals, Policy loans, changes in death benefit options or changes in face amount have been made. The tables reflect the fact that no charges for federal, state or local taxes are currently made against the Separate Account. If such a charge is made in the future, it would take a higher gross rate of return to produce after-tax returns of 0%, 6% and 12% than it does now.


There are two tables shown for a Policy issued to a 35 year old male non-smoker (assuming no optional riders are elected):



- one based on current cost of insurance charges assessed by the Company, and



- one based on the maximum cost of insurance charges based on the 1980 Commissioners Uni-Smoker Mortality Tables.



Current cost of insurance charges are not guaranteed and may be changed.



The tables reflect a policyholder with certain characteristics (such as age and sex) and assuming certain expenses and rates of return. The actual results of a particular policyholder will vary based on the policyholders characteristics, the actual expenses of the policy and the actual rates of returns of the assets held in the subaccounts. Illustrations for smokers would show less favorable results than the illustrations shown below.



Upon request, Manufacturers Life of New York will furnish a comparable illustration based on the proposed life insured's issue age, sex (unless unisex rates are required by law, or are requested) and risk classes, any additional ratings and the death benefit option, face amount and planned premium requested. Illustrations for smokers would show less favorable results than the illustrations shown below.


From time to time, in advertisements or sales literature for the Policies that quote performance data of one or more of the Portfolios, the Company may include Cash Surrender Values and Death Benefit figures computed using the same methodology as that used in the following illustrations, but with the average annual total return of the Portfolio for which performance data is shown in the advertisement replacing the hypothetical rates of return shown in the following tables. This information may be shown in the form of graphs, charts, tables and examples.

The Policies have been offered to the public only since approximately July, 2002. However, total return data may be advertised for as long a period of time as the underlying Portfolio has been in existence. The results for any period prior to the Policies' being offered would be calculated as if the Policies had been offered during that period of time, with all charges assumed to be those applicable to the Policies.

                 FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                    MALE NON-SMOKER ISSUE AGE 35 (PREFERRED)
                   $250,000 FACE AMOUNT DEATH BENEFIT OPTION 1
                          $3,845 ANNUAL PLANNED PREMIUM
                            ASSUMING CURRENT CHARGES

                                   0% Hypothetical                    6% Hypothetical                    12% Hypothetical
                               Gross Investment Return            Gross Investment Return             Gross Investment Return
                               -----------------------            -----------------------             -----------------------
End Of    Accumulated                    Cash                  Policy                  Death
Policy      Premiums                   Surrender     Death      Value       Cash      Benefit     Policy       Cash          Death
Year(1)       (2)       Policy Value    Value(3)    Benefit    Value(3)  Surrender    Value(3)     Value     Surrender      Benefit
   1           4,037        2,680            0      250,000      2,866           0     250,000       3,053           0      250,000
   2           8,276        5,327        1,207      250,000      5,869       1,749     250,000       6,435       2,315      250,000
   3          12,727        7,936        4,141      250,000      9,011       5,216     250,000      10,177       6,382      250,000
   4          17,401       10,511        7,047      250,000     12,302       8,837     250,000      14,323      10,858      250,000
   5          22,308       13,055        9,876      250,000     15,751      12,573     250,000      18,920      15,741      250,000
   6          27,461       15,801       12,948      250,000     19,609      16,756     250,000      24,266      21,413      250,000
   7          32,871       18,506       15,983      250,000     23,648      21,124     250,000      30,188      27,665      250,000
   8          38,552       21,172       18,935      250,000     27,876      25,639     250,000      36,751      34,515      250,000
   9          44,517       23,799       21,888      250,000     32,305      30,394     250,000      44,028      42,117      250,000
  10          50,780       26,384       24,803      250,000     36,941      35,360     250,000      52,094      50,513      250,000
  15          87,118       40,811       40,783      250,000     66,202      66,175     250,000     110,884     110,856      250,000
  20         133,496       53,782       53,782      250,000    103,073     103,073     250,000     210,045     210,045      329,771
  25         192,686       65,293       65,293      250,000    150,528     150,528     250,000     378,629     378,629      507,362
  30         268,230       74,585       74,585      250,000    211,816     211,816     258,416     663,296     663,296      809,221
  35         364,646       70,775       70,775      250,000    287,787     287,787     333,833   1,131,863   1,131,863    1,312,961
  40         487,699       46,662       46,662      250,000    382,517     382,517     409,293   1,907,438   1,907,438    2,040,958
  45         644,749         0 (4)        0 (4)        0 (4)   504,561     504,561     529,789   3,215,357   3,215,357    3,376,125
  50         845,190                                           653,581     653,581     686,260   5,357,101   5,357,101    5,624,956
  55       1,101,009                                           830,012     830,012     871,512   8,794,503   8,794,503    9,234,228
  60       1,427,506                                         1,056,352   1,056,352   1,066,915  14,525,795  14,525,795   14,671,053
  65       1,844,208                                         1,381,026   1,381,026   1,381,026  24,733,347  24,733,347   24,733,347

(1) All values shown are as of the end of the policy year indicated, have been rounded to the nearest dollar, and assume that (a) premiums paid after the initial premium are received on the policy anniversary, (b) no policy loan has been made, (c) no partial withdrawal of the Cash Surrender Value has been made , (d) no premiums have been allocated to the Fixed Account and (e) no optional riders have been elected.

(2)      Assumes net interest of 5% compounded annually.

(3) Provided the No Lapse Guarantee Cumulative Premium Test has been and continues to be met, the No Lapse Guarantee will keep the Policy in force until the end of the first 17 Policy Years.

(4)      In the absence of additional premium payments, the Policy will lapse.

The policy value, cash surrender value and the death benefit will differ if premiums are paid in different amounts or frequencies. It is emphasized that the hypothetical investment returns are illustrative only and should not be deemed a representation of past or future results. Actual investment returns may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the policyowner, and the investment returns for the funds of Manufacturers Investment Trust. The policy value, cash surrender value and death benefit for a policy would be different from those shown if actual rates of investment return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual policy years. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                 FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                    MALE NON-SMOKER ISSUE AGE 35 (PREFERRED)
                   $250,000 FACE AMOUNT DEATH BENEFIT OPTION 1
                          $3,845 ANNUAL PLANNED PREMIUM
                            ASSUMING MAXIMUM CHARGES

                                 0% Hypothetical               6% Hypothetical                      12% Hypothetical
                            Gross Investment Return        Gross Investment Return              Gross Investment Return
                            -----------------------        -----------------------              -----------------------
 End Of    Accumulated              Cash                              Cash                                 Cash
Policy       Premiums    Policy   Surrender     Death     Policy    Surrender   Death      Policy        Surrender    Death
Year(1)        (2)       Value     Value(3)    Benefit     Value    Value(3)    Benefit     Value         Value(3)   Benefit
    1           4,037     2,671         0      250,000      2,856         0    250,000        3,042             0     250,000
    2           8,276     4,800       680      250,000      5,324     1,204    250,000        5,872         1,752     250,000
    3          12,727     6,869     3,075      250,000      7,875     4,080    250,000        8,970         5,175     250,000
    4          17,401     8,873     5,408      250,000     10,507     7,042    250,000       12,362         8,897     250,000
    5          22,308    10,807     7,629      250,000     13,220    10,041    250,000       16,074        12,896     250,000
    6          27,461    12,906    10,054      250,000     16,259    13,406    250,000       20,393        17,540     250,000
    7          32,871    14,922    12,399      250,000     19,387    16,864    250,000       25,123        22,599     250,000
    8          38,552    16,857    14,620      250,000     22,610    20,374    250,000       30,312        28,076     250,000
    9          44,517    18,702    16,791      250,000     25,926    24,015    250,000       36,006        34,095     250,000
   10          50,780    20,458    18,877      250,000     29,338    27,757    250,000       42,262        40,681     250,000
   15          87,118    29,838    29,810      250,000     50,353    50,326    250,000       87,269        87,242     250,000
   20         133,496    36,027    36,027      250,000     74,688    74,688    250,000      161,836       161,836     254,082
   25         192,686    37,370    37,370      250,000    102,463   102,463    250,000      285,017       285,017     381,922
   30         268,230    31,414    31,414      250,000    134,570   134,570    250,000      484,907       484,907     591,587
   35         364,646    12,392    12,392      250,000    172,831   172,831    250,000      806,870       806,870     935,969
   40         487,699      0 (4)     0 (4)        0 (4)   223,543   223,543    250,000    1,329,550     1,329,550   1,422,619
   45         644,749                                     294,770   294,770    309,509    2,189,452     2,189,452   2,298,924
   50         845,190                                     379,351   379,351    398,319    3,553,958     3,553,958   3,731,656
   55       1,101,009                                     475,425   475,425    499,197    5,667,020     5,667,020   5,950,371
   60       1,427,506                                     596,012   596,012    601,972    9,098,894     9,098,894   9,189,883
   65       1,844,208                                     769,580   769,580    769,580   15,138,212    15,138,212  15,138,212

(1) All values shown are as of the end of the policy year indicated, have been rounded to the nearest dollar, and assume that (a) premiums paid after the initial premium are received on the policy anniversary, (b) no policy loan has been made, (c) no partial withdrawal of the Cash Surrender Value has been made, (d) no premiums have been allocated to the Fixed Account and (e) no optional riders have been elected.

(2)      Assumes net interest of 5% compounded annually.

(3) Provided the No Lapse Guarantee Cumulative Premium Test has been and continues to be met, the No Lapse Guarantee will keep the Policy in force until the end of the first 17 Policy Years.

(4)      In the absence of additional premium payments, the Policy will lapse.

The policy value, cash surrender value and the death benefit will differ if premiums are paid in different amounts or frequencies. It is emphasized that the hypothetical investment returns are illustrative only and should not be deemed a representation of past or future results. Actual investment returns may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the policyowner, and the investment returns for the funds of Manufacturers Investment Trust. The policy value, cash surrender value and death benefit for a policy would be different from those shown if actual rates of investment return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual policy years. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                              FINANCIAL STATEMENTS

A U D I T E D  F I N A N C I A L  S T A T E M E N T S

The Manufacturers Life Insurance Company of New York

Years ended December 31, 2002, 2001 and 2000

              THE MANUFACTURERS LIFE INSURANCE COMPANY OF NEW YORK

                          AUDITED FINANCIAL STATEMENTS

                  YEARS ENDED DECEMBER 31, 2002, 2001 AND 2000

                                    CONTENTS

Report of Independent Auditors...........................................   1

Audited Financial Statements

Balance Sheets...........................................................   2
Statements of Income.....................................................   3
Statements of Changes in Shareholder's Equity............................   4
Statements of Cash Flows.................................................   5
Notes to Financial Statements............................................   7

                         Report of Independent Auditors

The Board of Directors and Shareholder
The Manufacturers Life Insurance Company of New York

We have audited the accompanying balance sheets of The Manufacturers Life Insurance Company of New York ("the Company") as of December 31, 2002 and 2001, and the related statements of income, changes in shareholder's equity, and cash flows for each of the three years in the period ended December 31, 2002. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of The Manufacturers Life Insurance Company of New York at December 31, 2002 and 2001, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2002, in conformity with accounting principles generally accepted in the United States.


Boston, Massachusetts                                      /s/ Ernst & Young LLP
March 28, 2003

THE MANUFACTURERS LIFE INSURANCE COMPANY OF NEW YORK

BALANCE SHEETS

AS AT DECEMBER 31
ASSETS ($ thousands)                                                         2002             2001
------------------------------------------------------------------------------------------------------
INVESTMENTS:
   Fixed-maturity securities available-for-sale, at fair value
   (amortized cost: 2002 $124,888; 2001 $110,293)                        $   132,321      $   112,479
   Investment in unconsolidated affiliate                                        800              200
   Policy loans                                                                7,326            4,220
   Short-term investments                                                    179,949          134,652
-----------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS                                                        $   320,396      $   251,551
-----------------------------------------------------------------------------------------------------
Accrued investment income                                                      5,914            3,836
Deferred acquisition costs                                                   115,163           88,825
Federal income tax recoverable from affiliates                                   500            1,275
Other assets                                                                     782              596
Due from reinsurers                                                            7,568            4,154
Separate account assets                                                    1,284,313        1,216,380
-----------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                             $ 1,734,636      $ 1,566,617
=====================================================================================================

LIABILITIES AND SHAREHOLDER'S EQUITY ($ thousands)
-----------------------------------------------------------------------------------------------------
LIABILITIES:
   Policyholder liabilities and accruals                                 $   292,232      $   238,377
   Payable to affiliates                                                       3,748            5,200
   Deferred income taxes                                                       7,498            6,009
   Cash overdraft                                                              1,676              672
   Other liabilities                                                           9,269            9,454
   Separate account liabilities                                            1,284,313        1,216,380
-----------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                        $ 1,598,736      $ 1,476,092
-----------------------------------------------------------------------------------------------------
SHAREHOLDER'S EQUITY:
   Common stock                                                          $     2,000      $     2,000
   Additional paid-in capital                                                113,306           72,706
   Retained earnings                                                          17,904           15,466
   Accumulated other comprehensive income                                      2,690              353
-----------------------------------------------------------------------------------------------------
TOTAL SHAREHOLDER'S EQUITY                                               $   135,900      $    90,525
-----------------------------------------------------------------------------------------------------
TOTAL LIABILITIES AND SHAREHOLDER'S EQUITY                               $ 1,734,636      $ 1,566,617
=====================================================================================================

The accompanying notes are an integral part of these financial statements.

THE MANUFACTURERS LIFE INSURANCE COMPANY OF NEW YORK

STATEMENTS OF INCOME

FOR THE YEARS ENDED DECEMBER 31
($ thousands)                                                           2002             2001              2000
------------------------------------------------------------------------------------------------------------------
REVENUES:
     Fees from separate accounts and policyholder liabilities        $ 24,773         $  21,457         $  19,151
     Premiums                                                             251                43               258
     Net investment income                                             21,020            20,415            21,054
     Net realized investment (losses) gains                            (2,151)              730            (1,319)
-----------------------------------------------------------------------------------------------------------------
TOTAL REVENUE                                                        $ 43,893         $  42,645         $  39,144
-----------------------------------------------------------------------------------------------------------------

BENEFITS AND EXPENSES:
     Policyholder benefits and claims                                $ 15,226         $  12,408         $  10,336
     Amortization of deferred acquisition costs                        12,336            10,597             7,770
     Other insurance expenses                                          13,725            20,209            14,772
-----------------------------------------------------------------------------------------------------------------
TOTAL BENEFITS AND EXPENSES                                          $ 41,287         $  43,214         $  32,878
-----------------------------------------------------------------------------------------------------------------
INCOME (LOSS) BEFORE INCOME TAXES                                    $  2,606         $    (569)        $   6,266
-----------------------------------------------------------------------------------------------------------------
INCOME TAX EXPENSE (BENEFIT)                                         $    168         $    (600)        $    (222)
-----------------------------------------------------------------------------------------------------------------
NET INCOME                                                           $  2,438         $      31         $   6,488
=================================================================================================================

The accompanying notes are an integral part of these financial statements.

THE MANUFACTURERS LIFE INSURANCE COMPANY OF NEW YORK

STATEMENTS OF CHANGES IN SHAREHOLDER'S EQUITY

                                                                                     ACCUMULATED OTHER       TOTAL
                                            COMMON       ADDITIONAL      RETAINED      COMPREHENSIVE      SHAREHOLDER'S
($ thousands)                               STOCK     PAID-IN CAPITAL    EARNINGS       INCOME (LOSS)        EQUITY
------------------------------------------------------------------------------------------------------------------------
Balance, January 1, 2000                   $  2,000      $  72,706        $ 8,947        $  (2,444)          $ 81,209
Comprehensive income                              -              -          6,488            1,933              8,421
---------------------------------------------------------------------------------------------------------------------
BALANCE, DECEMBER 31, 2000                 $  2,000      $  72,706        $15,435        $    (511)          $ 89,630
---------------------------------------------------------------------------------------------------------------------
Comprehensive income                              -              -             31              864                895
---------------------------------------------------------------------------------------------------------------------
BALANCE, DECEMBER 31, 2001                 $  2,000      $  72,706        $15,466        $     353           $ 90,525
---------------------------------------------------------------------------------------------------------------------
Capital contribution                                        40,600                                             40,600
Comprehensive income                              -              -          2,438            2,337              4,775
---------------------------------------------------------------------------------------------------------------------
BALANCE, DECEMBER 31, 2002                 $  2,000      $ 113,306        $17,904        $   2,690           $135,900
=====================================================================================================================

The accompanying notes are an integral part of these financial statements.

THE MANUFACTURERS LIFE INSURANCE COMPANY OF NEW YORK

STATEMENTS OF CASH FLOWS

FOR THE YEARS ENDED DECEMBER 31
($ thousands)                                                           2002           2001            2000
---------------------------------------------------------------------------------------------------------------
OPERATING ACTIVITIES:
   Operating cash inflows:
     Premiums                                                        $     103      $     (50)      $     181
     Fee income                                                         24,773         21,457          19,151
     Net investment income                                              19,763         20,500          20,891
-------------------------------------------------------------------------------------------------------------
TOTAL OPERATING CASH INFLOWS                                         $  44,639      $  41,907       $  40,223
-------------------------------------------------------------------------------------------------------------
Operating cash outflows:
   Benefit payments                                                  $  14,519      $  10,535       $   8,000
   Insurance expenses and taxes                                         54,151         63,415          30,374
   Change in other assets and other liabilities                          3,193         (3,589)           (109)
-------------------------------------------------------------------------------------------------------------
TOTAL OPERATING CASH OUTFLOWS                                        $  71,863      $  70,361       $  38,265
-------------------------------------------------------------------------------------------------------------
NET CASH (USED IN) PROVIDED BY OPERATING ACTIIVITIES                 $ (27,224)     $ (28,454)      $   1,958
-------------------------------------------------------------------------------------------------------------
INVESTING ACTIVITIES:
   Fixed-maturity securities sold, matured or repaid                 $  43,619      $ 115,381       $ 109,657
   Fixed-maturity securities purchased                                 (61,288)      (111,208)        (99,945)
   Policy loans advanced, net                                           (3,106)        (1,900)         (1,390)
   Investment in unconsolidated affiliate                                 (600)             -             (25)
   Short-term investments                                              (45,047)       (86,396)         (6,886)
   Net change in receivable for undelivered securities                       -          6,700          (6,700)
-------------------------------------------------------------------------------------------------------------
NET CASH USED IN INVESTING ACTIVITIES                                $ (66,422)     $ (77,423)      $  (5,289)
-------------------------------------------------------------------------------------------------------------
FINANCING ACTIVITIES:
   Net reinsurance consideration                                     $  (3,414)     $  (2,816)      $    (693)
   Increase in account balances subject to reinsurance                   3,414          2,816             693
   Deposits and interest credited to policyholder account balances     188,849        214,126          62,218
   Net transfers to separate accounts from policyholders funds        (114,520)       (93,597)        (47,168)
   Return of policyholder funds                                        (22,287)       (14,012)        (20,124)
   Capital contribution                                                 40,600              -               -
-------------------------------------------------------------------------------------------------------------
NET CASH PROVIDED BY (USED IN) FINANCING ACTIVITIES                  $  92,642      $ 106,517       $  (5,074)
-------------------------------------------------------------------------------------------------------------
(Decrease) increase in cash and cash equivalents during the year     $  (1,004)     $     640       $  (8,405)
-------------------------------------------------------------------------------------------------------------
Cash and cash equivalents at beginning of year                            (672)        (1,312)          7,093
-------------------------------------------------------------------------------------------------------------
BALANCE, END OF YEAR                                                 $  (1,676)     $    (672)      $  (1,312)
=============================================================================================================

THE MANUFACTURERS LIFE INSURANCE COMPANY OF NEW YORK

FOR THE YEARS ENDED DECEMBER 31
($ thousands)                                                           2002           2001            2000
---------------------------------------------------------------------------------------------------------------
RECONCILIATION OF NET INCOME TO NET CASH (USED IN) PROVIDED BY
   OPERATING ACTIVITIES:

   NET INCOME                                                        $   2,438      $      31       $   6,488

   ADJUSTMENTS TO RECONCILE NET INCOME TO
   NET CASH (USED IN) PROVIDED BY OPERATING ACTIVITIES

     Realized (gains) losses and provisions                              2,151           (730)          1,319
     Due from reinsurers                                                (3,414)        (2,816)           (693)
     Policyholder liabilities                                            1,813          1,970           3,214
     Deferred acquisition costs capitalization                         (40,488)       (41,137)        (17,673)
     Deferred acquisition costs amortization                            12,336         10,597           7,770
     Deferred tax provision                                                230           (325)          1,454
     Change in other assets and other liabilities                       (3,193)         3,589             109
     Other, net                                                            903            367             (30)
-------------------------------------------------------------------------------------------------------------
NET CASH (USED IN) PROVIDED BY OPERATING ACTIIVITIES                 $ (27,224)     $ (28,454)      $   1,958
-------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

              THE MANUFACTURERS LIFE INSURANCE COMPANY OF NEW YORK

                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2002
                            (IN THOUSANDS OF DOLLARS)

1.       ORGANIZATION

         The Manufacturers Life Insurance Company of New York (the "Company") is a stock life insurance company, which was organized on February 10, 1992 under the laws of the State of New York. The New York Insurance Department (the "Department") granted the Company a license to operate on July 22, 1992. Effective January 1, 2002, the Company became a wholly owned subsidiary of The Manufacturers Life Insurance Company (U.S.A.) ("ManUSA"). Prior to this, the Company was a wholly owned subsidiary of The Manufacturers Life Insurance Company of North America. ManUSA is an indirect wholly owned subsidiary of The Manufacturers Life Insurance Company ("MLI"). MLI in turn is a wholly owned subsidiary of Manulife Financial Corporation ("MFC"), a Canadian-based publicly traded company. MFC and its subsidiaries are known collectively as "Manulife Financial."

         The Company mainly offers and issues individual and group annuity contracts. More recently, it has begun to offer and issue more individual life insurance and group pension contracts. All of these contracts (collectively, the "contracts") are sold exclusively in the State of New York. Amounts invested in the fixed portion of the contracts are allocated to the general account or a non-insulated separate account of the Company. Amounts invested in the variable portion of the contracts are allocated to the separate accounts of the Company. Each of these separate accounts invest in either the shares of various portfolios of the Manufacturers Investment Trust ("MIT"), a no-load, open-end investment management company organized as a Massachusetts business trust, or in various portfolios of open-end investment management companies offered and managed by unaffiliated third parties.

         Manufacturers Securities Services, LLC ("MSS"), an affiliate of the Company, is the investment advisor to MIT. On October 1, 2002, ManUSA exchanged a 30% ownership interest in MSS for one common share of the Company. The end result is that the Company has a 40% ownership interest in MSS as at December 31, 2002 that amounts to $800 and is accounted for using the equity method.

2.       SIGNIFICANT ACCOUNTING POLICIES

     a)  BASIS OF PRESENTATION

         The accompanying financial statements of the Company have been prepared in conformity with accounting principles generally accepted in the United States ("GAAP"). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

     b)  INVESTMENTS

         The Company classifies all of its fixed-maturity securities as available-for-sale and records these securities at fair value. Realized gains and losses on sales of securities classified as available-for-sale are recognized in net income using the specific-identification method. Temporary changes in the fair value of securities available-for-sale are reflected directly in accumulated other comprehensive income after adjustments for deferred acquisition costs and deferred taxes. The cost of fixed-maturity securities is adjusted for the amortization of premiums and accretion of discounts, which are calculated using the effective interest method. For the mortgage-backed securities included in the fixed-maturity securities, the Company recognizes amortization using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When actual prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date and anticipated future payments. The net investment in the security is adjusted to the amount that would have existed had the new effective yield been applied since the acquisition of the security. That adjustment is included in net investment income.

         Policy loans are reported at aggregate unpaid balances, which approximate fair value.

         Short-term investments, which include investments with maturities of less than one year and greater than 90 days as at the date of acquisition, are reported at amortized cost which approximates fair value.

     c)  CASH EQUIVALENTS

         The Company considers all liquid debt instruments purchased with an original maturity date of three months or less to be cash equivalents. Cash equivalents are stated at cost plus accrued interest, which approximates fair value.

     d)  DEFERRED ACQUISITION COSTS ("DAC")

         Commissions and other expenses that vary with, and are primarily related to, the production of new business are deferred to the extent recoverable and included as an asset. Acquisition costs associated with annuity contracts and investment pension contracts are being amortized generally in proportion to the present value of expected gross profits from surrender charges and investment, mortality, and expense margins. The amortization is adjusted retrospectively when estimates of current or future gross profits are revised. DAC associated with traditional non-participating individual insurance contracts is amortized over the premium-paying period of the related policies. Assuming the unrealized gains or losses on securities had been realized at year-end, DAC is adjusted for the impact on estimated future gross profits. The impact of any such adjustments is included in net unrealized gains (losses) in accumulated other comprehensive income. DAC is reviewed annually to determine recoverability from future income and, if not recoverable, is immediately expensed.

     e)  POLICYHOLDER LIABILITIES AND ACCRUALS

         For variable annuity and variable life contracts, universal life insurance contracts, and investment contracts with no substantial mortality or morbidity risk, policyholder liabilities equal the policyholder account values. Account values are increased for deposits received and interest credited and are reduced by withdrawals, mortality charges, and administrative expenses charged to the policyholders. For traditional non-participating life insurance policies, policyholder liabilities are computed using the net level premium method and are based upon estimates as to future mortality, persistency, maintenance expenses, and interest rate yields that are applicable in the year of issue. The assumptions include a provision for adverse deviation.

     f)  SEPARATE ACCOUNTS

         Separate account assets and liabilities represent funds that are separately administered, principally for investment contracts related to variable annuity and variable life contracts as well as for group pension business, and for which the contract holder, rather than the Company, bears the investment risk. Separate account contract holders have no claim against the assets of the general account of the Company. Separate account assets are recorded at market value. Operations of the separate accounts are not included in the accompanying financial statements. However, fees charged on separate account policyholder funds are included in revenue of the Company.

     g)  REVENUE RECOGNITION

         Fee income from separate accounts, annuity contracts and investment pension contracts consists of charges for mortality, expenses, surrender and administration charges that have been assessed against the policyholder account balances. Premiums on traditional non-participating life insurance policies are recognized as revenue when due. Investment income is recorded on the accrual basis of accounting and is adjusted for any amortization of premiums or discounts, where applicable.

     h)  POLICYHOLDER BENEFITS AND CLAIMS

         Benefits for variable annuity and variable life contracts, for universal life insurance contracts and for investment pension contracts include interest credited to policyholder account balances and benefit claims incurred during the period in excess of policyholder account balances.

     i)  INCOME TAXES

         Income taxes have been provided using the liability method in accordance with Statement of Financial Accounting Standards 109 ("SFAS 109"), "Accounting for Income Taxes." Under this method, deferred tax assets and liabilities are determined based on differences between the financial reporting and tax bases of assets and liabilities and are measured using the enacted tax rates and laws that likely will be in effect when the differences are expected to reverse. The measurement of the deferred tax asset is reduced by a valuation allowance if, based upon the available evidence, it is more likely than not that some or all of the deferred tax asset will not be realized.

     j)  RECLASSIFICATIONS

         Certain prior year amounts have been reclassified to conform to the current year presentation.

3.       INVESTMENTS AND INVESTMENT INCOME

     a)  FIXED-MATURITY SECURITIES

         At December 31, 2002 and 2001, all fixed-maturity securities have been classified as available-for-sale and reported at fair value. The amortized cost and fair value are summarized as follows:

                                                                 GROSS              GROSS
                                                              UNREALIZED         UNREALIZED
AS AT DECEMBER 31                     AMORTIZED COST             GAINS             LOSSES              FAIR VALUE
($ thousands)                        2002         2001      2002      2001       2002     2001      2002        2001
-----------------------------------------------------------------------------------------------------------------------
U.S. government                   $  36,596    $  35,746   $2,766   $   409     $   -    $(121)  $  39,362   $  36,034
Corporate securities                 79,723       68,767    4,975     2,138      (811)    (370)     83,887      70,535
Mortgage-backed securities            2,558        2,717      218        87         -        -       2,776       2,804
Foreign governments                   6,011        3,063      285        45         -       (2)      6,296       3,106
----------------------------------------------------------------------------------------------------------------------
TOTAL FIXED-MATURITY SECURITIES   $ 124,888    $ 110,293   $8,244   $ 2,679     $(811)   $(493)  $ 132,321   $ 112,479
----------------------------------------------------------------------------------------------------------------------

         Proceeds from sales of fixed-maturity securities during 2002 were $20,469 (2001 $97,631; 2000 $54,082). Gross gains of $483 and gross losses of $202 were realized on those sales (gross gains and losses were $871 and $222 for 2001; and $245 and $1,550 for 2000, respectively).

         The contractual maturities of fixed-maturity securities at December 31, 2002 are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without prepayment penalties. Corporate requirements and investment strategies may result in the sale of investments before maturity.

($ thousands)                                  AMORTIZED COST       FAIR VALUE
-------------------------------------------------------------------------------
FIXED-MATURITY SECURITIES
   One year or less                               $  30,534          $ 30,793
   Greater than 1; up to 5 years                     41,811            45,144
   Greater than 5; up to 10 years                    34,585            37,689
   Due after 10 years                                15,400            15,919
   Mortgage-backed securities                         2,558             2,776
-----------------------------------------------------------------------------
TOTAL FIXED-MATURITY SECURITIES                   $ 124,888          $132,321
-----------------------------------------------------------------------------

         Fixed-maturity securities with a fair value of $479 and $431 at December 31, 2002 and 2001, respectively, were on deposit with or in custody accounts on behalf of the Department to satisfy regulatory requirements.

     b)  INVESTMENT INCOME

         Income by type of investment was as follows:

FOR THE YEARS ENDED DECEMBER 31
($ thousands)                                           2002                 2001                2000
--------------------------------------------------------------------------------------------------------
Fixed-maturity securities                            $   5,863            $   6,305            $ 7,910
Other invested assets                                   11,493                9,864             10,053
Short-term investments                                   3,860                4,415              3,228
------------------------------------------------------------------------------------------------------
Gross investment income                                 21,216               20,584             21,191
------------------------------------------------------------------------------------------------------
Investment expenses                                       (196)                (169)              (137)
------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                $  21,020            $  20,415            $21,054
======================================================================================================

         The Company includes income earned from its investment in MSS in the other invested assets category. Income earned from the Company's investment in MSS was $11,102, $9,629 and $9,970 for the years ended December 31, 2002, 2001, and 2000, respectively.

4.       COMPREHENSIVE INCOME

         Total comprehensive income was as follows:

FOR THE YEARS ENDED DECEMBER 31
($ thousands)                                            2002                 2001               2000
--------------------------------------------------------------------------------------------------------
NET INCOME                                             $ 2,438              $    31            $ 6,488
------------------------------------------------------------------------------------------------------
OTHER COMPREHENSIVE INCOME, NET OF TAX:
  Unrealized holding gains arising during the year         939                1,339              1,076
  Less:
  Reclassification adjustment for realized
  (losses) gains included in net income                 (1,398)                 475               (857)
------------------------------------------------------------------------------------------------------
Other comprehensive income                               2,337                  864              1,933
------------------------------------------------------------------------------------------------------
COMPREHENSIVE INCOME                                   $ 4,775              $   895            $ 8,421
======================================================================================================

         Other comprehensive income is reported net of income tax expense of $1,259, $202 and $293 for 2002, 2001 and 2000, respectively.

5.       DEFERRED ACQUISITION COSTS

         The components of the change in DAC were as follows:

FOR THE YEARS ENDED DECEMBER 31
($ thousands)                                            2002                 2001                2000
----------------------------------------------------------------------------------------------------------
Balance at January 1                                 $    88,825          $    59,605          $  50,476
Capitalization                                            40,488               41,137             17,673
Amortization                                             (12,336)             (10,597)            (7,770)
Effect of net unrealized gains
   on securities available-for-sale                       (1,814)              (1,320)              (774)
--------------------------------------------------------------------------------------------------------
BALANCE AT DECEMBER 31                               $   115,163          $    88,825          $  59,605
========================================================================================================

6.       INCOME TAXES

         The components of income tax expense (benefit) were as follows:

FOR THE YEARS ENDED DECEMBER 31
($ thousands)                                            2002                 2001                2000
----------------------------------------------------------------------------------------------------------
Current benefit                                      $       (62)         $      (275)         $  (1,676)
Deferred expense (benefit)                                   230                 (325)             1,454
--------------------------------------------------------------------------------------------------------
TOTAL EXPENSE (BENEFIT)                              $       168          $      (600)         $    (222)
========================================================================================================

         Included in the current benefit for 2000 is a $1,869 one-time reduction of tax expense for periods prior to 2000. This resulted from a new IRS technical memorandum clarifying the treatment of dividends received deduction for Separate Accounts. The tax benefit resulting from the dividends received deduction was $759, $420 and $560 for the years ended December 31, 2002, 2001 and 2000, respectively.

         Components of the Company's net deferred tax liability are as follows:

AS AT DECEMBER 31
($ thousands)                                                          2002                  2001
-----------------------------------------------------------------------------------------------------
DEFERRED TAX ASSETS:
   Reserves                                                         $   5,822             $   6,078
   Net operating loss carryforwards                                    17,700                 8,608
   Investments                                                            881                     -
---------------------------------------------------------------------------------------------------
Net deferred tax assets                                                24,403                14,686
---------------------------------------------------------------------------------------------------
DEFERRED TAX LIABILITIES:
   Deferred acquisition costs                                         (26,471)              (17,949)
   Unrealized gains on securities available-for-sale                   (1,449)                 (190)
   Other                                                               (3,981)               (2,556)
---------------------------------------------------------------------------------------------------
Total deferred tax liabilities                                        (31,901)              (20,695)
---------------------------------------------------------------------------------------------------
NET DEFERRED TAX LIABILITY                                          $  (7,498)            $  (6,009)
===================================================================================================

         For 2002, the Company will file a separate federal and State of New York return.

         Prior to 2002, the Company filed a consolidated tax return with the Manufacturers Life Insurance Company of North America. A tax sharing agreement set forth the manner in which each company's provision (benefit) was computed as if it filed a separate tax return. The tax charge to each of the respective companies was not more than that company would have paid on a separate return basis.

         The Company received refunds of $1,009 and $420 for 2002 and 2000, respectively. For 2001, there was neither a refund nor a payment made in regards to income taxes.

         At December 31, 2002, the Company has operating loss carryforwards of $50,570 that begin to expire in 2015. The Company believes that it will realize the full benefit of its deferred tax assets.

7.       SHAREHOLDER'S EQUITY

         The Company has one class of common stock:

AS AT DECEMBER 31
($ thousands)                                                                     2002              2001
----------------------------------------------------------------------------------------------------------
AUTHORIZED:
   3,000,000 Common shares (2,000,000 in 2001), par value $1                          -                 -
ISSUED AND OUTSTANDING:
   2,000,001 Common shares (2,000,000 in 2001)                                   $2,000            $2,000
---------------------------------------------------------------------------------------------------------

         By a certificate of amendment dated September 19, 2002 and approved by the New York Superintendent of Insurance on September 23, 2002, the Company amended its charter to increase the number of authorized shares of capital stock from 2 million at one dollar par value to 3 million at one dollar par value.

         On July 31, 2002 and by resolution of the Executive Committee of ManUSA's Board of Directors dated July 25, 2002, ManUSA contributed $40,000 in capital to the Company.

         The maximum amount of dividends that may be paid by life insurance companies without prior approval of the New York Insurance Commissioner is subject to restrictions relating to statutory surplus and net statutory gain from operations. The aggregate statutory capital and surplus of the Company at December 31, 2002 was $51,678 (2001, $34,354). The aggregate statutory net loss of the Company for the year ended 2002 was $25,919 (2001, $25,602; 2000, $3,010). State regulatory authorities prescribe statutory accounting practices that differ in certain respects from GAAP followed by stock life insurance companies in the United States. The significant differences relate to investments, deferred acquisition costs, deferred income taxes, non-admitted asset balances, and reserves. NAIC statutory reserving guidelines and/or interpretations of those guidelines may change in the future. Such changes may require the Company to modify, perhaps materially, its statutory-based reserves for variable annuity contracts.

8.       REINSURANCE

         At December 31, 2002, the Company had treaties with sixteen reinsurers, fifteen unaffiliated and one affiliated. The per policy life risk retained by the Company is 10% of policy, up to a maximum of $100. The Company remains liable for amounts ceded in the event that reinsurers do not meet their obligations. In 2002, there was one recovery accrued under these agreements; a recovery of $450 on a $500 death claim.

         At December 31, 2002, the Company had deferred stop loss reinsurance agreements with two unaffiliated reinsurers to cover a portion of the risk associated with variable annuity minimum death benefit guarantee claims. The Company paid $1,095 and $750 in reinsurance premiums for the years ended December 31, 2002 and 2001, respectively. The agreements have a term of fifteen years, at the end of which a settlement will be made. The Company has accounted for these agreements using the deposit method.

         Reinsurance premiums and benefits paid or provided are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts.

9.       RELATED PARTY TRANSACTIONS

         The Company utilizes various services provided by MLI and its affiliates. Such services include legal, personnel, marketing, investment accounting, and other corporate services. Pursuant to an administrative services agreement effective for 2001 and beyond, all intercompany services, except for investment services, are billed through ManUSA to the Company. Prior to 2001, such services were billed directly by MLI. Pursuant to an investment services agreement, all investment services are billed directly by MLI to the Company. For the years ended December 31, 2002, 2001, and 2000, the Company was billed administrative and investment service expenses of $18,380, $17,857 and $12,633, respectively, from the MLI group of affiliated companies. At December 31, 2002 and 2001, the Company had a net liability to the MLI group of affiliated companies of $3,296 and $4,730, respectively, for services provided.

         Effective January 1, 2002, Manulife Financial Services, LLC, a wholly owned subsidiary of ManUSA, became the exclusive distributor of all contracts issued by the Company. Prior to 2002, MSS was the exclusive distributor. For the years ended December 31, 2002, 2001, and 2000, the Company was billed underwriting commissions of $27,615, $31,981, and $18,336 respectively. The Company had a net liability for services provided of $452 and $470 at December 31, 2002 and 2001, respectively. In addition, the Company had a receivable from MSS relating to distributions of $1,900 and $1,092, which were included in accrued investment income at December 31, 2002 and 2001, respectively.

10.      EMPLOYEE BENEFITS

     a)  RETIREMENT PLAN

         The Company participates in a non-contributory pension plan entitled "The Manulife Financial U.S. Cash Balance Plan" (the "Plan"), which is sponsored by the Company's indirect parent ManUSA. Effective January 1, 2002, Manulife Wood Logan employees commenced earning a benefit under the Plan. Effective July 1, 2002, the Wood Logan Associates, Inc. Pension Plan, which was frozen as of December 31, 2001, was merged into the Plan.

         The Plan provides benefits to participants who have three years of vesting service with the Company. Such benefits are a function of the length of service with the Company as well as the final average earnings of the plan participant. The normal form of payment under the Plan is a life annuity, payable at the normal retirement age of 65, and is actuarially equivalent to the cash balance account. Various optional forms of payment are available, including a lump sum. Early retirement benefits are actuarially equivalent to the cash balance account, but are subsidized for plan participants who were age 45 with 5 or more years vesting service with the Company as at July 1, 1998 and who terminate employment after attaining age 50 and have completed 10 years of service.

         Cash balance accounts are credited annually with contribution credits and semi-annually with interest credits. Future contribution credits under the Plan vary based on service. Interest credits are a function of the 1-year U.S. Treasury Constant Maturity Bond rate plus 0.25%, but no less than 5.25% per year.

         Actuarial valuations of projected plan benefit obligations are based on projected salaries, an assumed discount rate, best estimates of investment yields on plan assets, mortality of plan participants, employee termination, and ages at retirement. Pension costs that relate to current service are funded as they accrue and are accounted for by the plan sponsor in the current period. Vested benefits are fully funded. Experience gains and losses outside of a corridor are amortized into the income of the sponsor over the estimated average remaining service lives of the plan participants. No contributions were made during the current or prior year because the Plan was subject to the full funding limitation under the Internal Revenue Code.

     a)  RETIREMENT PLAN (CONTINUED)

         At December 31, 2002, the projected benefit obligation to the participants of the Plan was $64,929 (2001, $56,235), which was based on an assumed interest rate of 6.75% (2001, 7.25%). The fair value of the Plan assets totaled $60,556 (2001, $71,642).

     b)  401(k) PLAN

         The Company participates in a defined contribution 401(k) Savings Plan sponsored by ManUSA. This plan is subject to the provisions of the Employee Retirement Income Security Act of 1974 (ERISA). The costs associated with the Plan were charged to the Company and were not material.

     c)  POSTRETIREMENT BENEFIT PLAN

         In addition to the above plans, the Company participates in a postretirement benefit plan that is sponsored by ManUSA. This plan provides retiree medical and life insurance benefits to those who have attained age 50 and have 10 or more years of service with the Company. It provides the medical coverage for retirees and spouses under age 65. When the retirees or the covered spouses reach age 65, Medicare provides primary coverage and this plan provides secondary coverage. This plan is contributory with the amount of contribution based on the service of the employees as at the time of retirement. This plan provides the retiree with a life insurance benefit of 100% of the salary just prior to retirement, with a maximum of $150. The amount is reduced to 65% on the first of January following retirement, and is further reduced to 30% at age 70.

         The postretirement benefit cost, which includes the expected cost of postretirement benefits for newly eligible employees and for vested employees, interest cost, and gains/losses arising from differences between actuarial assumptions and actual experience, is accounted for by the plan sponsor ManUSA. This plan is unfunded.

         Retirees who retired prior to July 1, 2001, or active participants who had attained age 50 and had completed 10 years of service with the Company as of July 1, 2001, were grandfathered and can elect to benefit from either the current plan or the prior plan at retirement.

11.      FAIR VALUE OF FINANCIAL INSTRUMENTS

         The carrying values and estimated fair values of the Company's financial instruments at December 31 were as follows:

                                                    2002                                 2001
                                     ---------------------------------------------------------------------
                                      CARRYING              FAIR             CARRYING            FAIR
                                       VALUE                VALUE              VALUE             VALUE
                                     ---------------------------------------------------------------------
Assets:
Fixed-maturity securities            $  132,321          $  132,321         $  112,479        $   112,479
Policy loans                              7,326               7,326              4,220              4,220
Short-term investments                  179,949             179,949            134,652            134,652
Separate account assets               1,284,313           1,284,313          1,216,380          1,216,380

Liabilities:
Policyholder liabilities and
  accruals                           $  292,232          $  274,106         $  238,377        $   223,693
Cash overdraft                            1,676               1,676                672                672
Separate account liabilities          1,284,313           1,284,313          1,216,380          1,216,380

         The following methods and assumptions were used by the Company in estimating the fair value disclosures for financial instruments:

         Fixed-Maturity Securities: Fair values for fixed-maturity securities are obtained from an independent pricing service.

         Policy Loans: Carrying values approximate fair values.

         Short-Term Investment and Cash Overdraft: Carrying values approximate fair values.

         Separate Account Assets and Liabilities: The carrying values in the balance sheet for separate account assets and liabilities approximate their fair values.

         Policyholder Liabilities and Accruals: Fair values of the Company's liabilities under contracts not involving significant mortality risk are estimated to be the cash surrender value or the cost the Company would incur to extinguish the liability.

12.      LEASES

         The Company leases office space under various operating lease agreements, which will expire between 2003 and 2005. For the years ended December 31, 2002, 2001 and 2000, the Company incurred rent expense of $282, $311 and $248, respectively.

         The minimum lease payments associated with the office space under the operating lease agreements are as follows:

YEAR ENDED               MINIMUM LEASE PAYMENTS
------------------------------------------------
  2003                           $  218
  2004                              184
  2005                              110
                                 ------

TOTAL                            $  512
=======================================

13.      CAPITAL MAINTENANCE AGREEMENT

         Pursuant to a capital maintenance agreement and subject to regulatory approval, MLI has agreed to maintain the Company's statutory capital and surplus at a specified level and to ensure that sufficient funds are available for the timely payment of contractual obligations.

14.      CONTINGENCIES

         The Company is subject to various lawsuits that have arisen in the course of its business. Contingent liabilities arising from litigation, income taxes and other matters are not considered material in relation to the financial position of the Company.

15.      CODIFICATION

         In March 1998, the National Association of Insurance Commissioners adopted codified statutory accounting principles ("Codification") effective January 1, 2001. Codification changes prescribed statutory accounting practices and results in changes to the accounting practices that the Company use to prepare their statutory-basis financial statements. The State of New York adopted Codification as the prescribed basis of accounting on which insurers must report their statutory-basis results. The cumulative effect of changes in accounting principles adopted to conform to the requirements of Codification was reported as an increase to surplus in the statutory-basis financial statement of the Company. In total, statutory-basis surplus of the Company increased by $17.

THE MANUFACTURERS LIFE INSURANCE COMPANY OF NEW YORK
SEPARATE ACCOUNT B

Audited Financial Statements

Years ended December 31, 2002 and 2001 with Report of Independent Auditors

              The Manufacturers Life Insurance Company of New York
                               Separate Account B

                          Audited Financial Statements

                     Years ended December 31, 2002 and 2001

                                    CONTENTS

Report of Independent Auditors...............................................   1

Audited Financial Statements

Statement of Assets and Contract Owners' Equity..............................   2
Statements of Operations and Changes in Contract Owners' Equity..............   4
Notes to Financial Statements................................................  27

                         Report of Independent Auditors

To the Contract Owners of
The Manufacturers Life Insurance Company of New York Separate Account B

We have audited the accompanying statement of assets and contract owners' equity of The Manufacturers Life Insurance Company of New York Separate Account B (comprising, respectively, the Aggressive Growth Trust, All Cap Core Trust, All Cap Growth Trust, All Cap Value Trust, Balanced Trust, Blue Chip Growth Trust, Capital Appreciation Trust, Capital Opportunities Trust, Diversified Bond Trust, Dynamic Growth Trust, Emerging Small Company Trust, Equity-Income Trust, Equity Index Trust, Financial Services Trust, Fundamental Value Trust, Global Bond Trust, Global Equity Trust, Growth & Income Trust, Health Sciences Trust, High Yield Trust, Income & Value Trust, International Index Trust, International Small Cap Trust, International Stock Trust, International Value Trust, Internet Technologies Trust, Investment Quality Bond Trust, Large Cap Growth Trust, Lifestyle Aggressive 1000 Trust, Lifestyle Balanced 640 Trust, Lifestyle Growth 820 Trust, Lifestyle Moderate 460 Trust, Mid Cap Growth Trust, Mid Cap Index Trust, Mid Cap Opportunities Trust, Mid Cap Stock Trust, Mid Cap Value Trust, Money Market Trust, Overseas Trust, Pacific Rim Emerging Markets Trust, Quantitative Equity Trust, Quantitative Mid Cap Trust, Real Estate Securities Trust, Science & Technology Trust, Small Cap Index Trust, Small Company Blend Trust, Small Company Value Trust, Strategic Bond Trust, Strategic Growth Trust, Strategic Opportunities Trust, Tactical Allocation Trust, Telecommunications Trust, Total Return Trust, Total Stock Market Index Trust, U.S. Government Securities Trust, U.S. Large Cap Value Trust, Value Trust and 500 Index Trust Sub-Accounts) of The Manufacturers Life Insurance Company (U.S.A.) as of December 31, 2002, and the related statements of operations and changes in contract owners' equity for each of the two years in the period then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodians and/or investment advisors. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of The Manufacturers Life Insurance Company of New York Separate Account B at December 31, 2002, and the results of its operations and the changes in its contract owners' equity for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States.

                                       /s/ Ernst & Young LLP

March 28, 2003

              The Manufacturers Life Insurance Company of New York
                               Separate Account B

                 Statement of Assets and Contract Owners' Equity

                                December 31, 2002

ASSETS
Investments at fair value:
    Sub-Accounts:
        Aggressive Growth Trust - 8,296 shares (cost $144,255)                  $  82,297
        All Cap Core Trust - 10,408 shares (cost $147,266)                        108,556
        All Cap Growth Trust - 6,251 shares (cost $92,533)                         69,701
        All Cap Value Trust - 24,777 shares (cost $273,410)                       225,471
        Balanced Trust - 1,156 shares (cost $14,356)                               13,129
        Blue Chip Growth Trust - 18,476 shares (cost $266,005)                    221,532
        Capital Appreciation Trust - 403 shares (cost $2,738)                       2,502
        Capital Opportunities Trust - 611 shares (cost $5,304)                      4,758
        Diversified Bond Trust - 21,553 shares (cost $219,802)                    234,712
        Dynamic Growth Trust - 11,208 shares (cost $50542)                         38,219
        Emerging Small Company Trust - 2,348 shares (cost $76,396)                 43,321
        Equity-Income Trust - 18,900 shares (cost $275,436)                       238,524
        Equity Index Trust - 814 shares (cost $11,904)                              8,770
        Financial Services Trust - 632 shares (cost $6,496)                         6,038
        Fundamental Value Trust - 4,285 shares (cost $47,422)                      42,078
        Global Bond Trust - 256 shares (cost $3,284)                                3,526
        Global Equity Trust - 4,938 shares (cost $68,952)                          51,310
        Growth & Income Trust - 25,398 shares (cost $512,283)                     441,927
        Health Sciences Trust - 4,559 shares (cost $55,643)                        44,812
        High Yield Trust - 17,823 shares (cost $154,693)                          151,141
        Income & Value Trust - 7,127 shares (cost $70,333)                         59,584
        International Index Trust - 181 shares (cost $1,512)                        1,257
        International Small Cap Trust - 4,131 shares (cost $69,292)                38,874
        International Stock Trust - 7,069 shares (cost $84,063)                    52,879
        International Value Trust - 1,277 shares (cost $12,254)                    10,979
        Internet Technologies Trust - 4,414 shares (cost $12,320)                  10,506
        Investment Quality Bond Trust - 18,980 shares (cost $227,305)             234,021
        Large Cap Growth Trust - 21,416 shares (cost $205,241)                    162,977
        Lifestyle Aggressive 1000 Trust - 1,083 shares (cost $8,684)                8,814
        Lifestyle Balanced 640 Trust - 1,186 shares (cost $12,289)                 12,212
        Lifestyle Growth 820 Trust - 4,722 shares (cost $51,922)                   43,822
        Lifestyle Moderate 460 Trust - 198 shares (cost $2,266)                     2,218
        Mid Cap Growth Trust - 18,979 shares (cost $163,620)                      138,357
        Mid Cap Index Trust - 4,880 shares (cost $57,741)                          52,805
        Mid Cap Opportunities Trust - 155 shares (cost $1,269)                      1,143
        Mid Cap Stock Trust - 3,507 shares (cost $35,297)                          29,246
        Mid Cap Value Trust - 4,044 shares (cost $52,769)                          47,482
        Money Market Trust - 207,095 shares (cost $2,070,945)                   2,070,945
        Overseas Trust - 3,663 shares (cost $32,287)                               24,503

              THE MANUFACTURERS LIFE INSURANCE COMPANY OF NEW YORK
                               SEPARATE ACCOUNT B

                STATEMENT OF ASSETS AND CONTRACT OWNERS' EQUITY

                               DECEMBER 31, 2002

ASSETS (CONTINUED)
Investments at fair value:
    Sub-Accounts:
        Pacific Rim Emerging Markets Trust - 1,667 shares (cost $12,128)        $    9,682
        Quantitative Equity Trust - 7,882 shares (cost $160,452)                    97,653
        Quantitative Mid Cap Trust - 1 shares (cost $5)                                  5
        Real Estate Securities Trust - 7,648 shares (cost $120,140)                118,093
        Science & Technology Trust - 10,392 shares (cost $157,326)                  78,981
        Small Cap Index Trust - 3,220 shares (cost $30,917)                         28,276
        Small Company Blend Trust - 2,626 shares (cost $25,683)                     21,431
        Small Company Value Trust - 12,415 shares (cost $171,927)                  160,148
        Strategic Bond Trust - 14,565 shares (cost $152,253)                       158,608
        Strategic Growth Trust - 387 shares (cost $2,980)                            3,069
        Strategic Opportunities Trust - 15,820 shares (cost $185,237)              122,446
        Tactical Allocation Trust - 885 shares (cost $7,532)                         6,825
        Telecommunications Trust - 468 shares (cost $2,448)                          1,943
        Total Return Trust - 17,029 shares (cost $237,686)                         245,736
        Total Stock Market Index Trust - 7,166 shares (cost $65,699)                54,673
        U.S. Government Securities Trust - 23,643 shares (cost $329,418)           336,205
        U.S. Large Cap Value Trust - 5,281 shares (cost $58,094)                    49,694
        Value Trust - 7,759 shares (cost $113,867)                                  96,909
        500 Index Trust - 17,537 shares (cost $154,048)                            133,278
                                                                                ----------
Total assets                                                                    $6,758,603
                                                                                ==========

CONTRACT OWNERS' EQUITY
Variable life contracts                                                         $6,758,603
                                                                                ==========

See accompanying notes.

              The Manufacturers Life Insurance Company of New York
                               Separate Account B

         Statements of Operations and Changes in Contract Owners' Equity

                                                                                      SUB-ACCOUNT
                                                           --------------------------------------------------------------
                                                                  AGGRESSIVE GROWTH
                                                                      TRUST                      ALL CAP CORE TRUST
                                                           --------------------------------------------------------------
                                                            YEAR ENDED       YEAR ENDED        YEAR ENDED      YEAR ENDED
                                                            DEC. 31/02       DEC. 31/01        DEC. 31/02      DEC. 31/01
                                                           --------------------------------------------------------------
Income:
    Net investment income during the year                  $         -         $      -         $       -      $        -
    Net realized gain (loss) during the year                   (79,209)         (13,807)         (189,938)        (23,730)
    Unrealized appreciation (depreciation) during
        the year                                                36,033          (64,410)          132,654         (52,413)
                                                           --------------------------------------------------------------
Net increase (decrease) in assets from
    operations                                                 (43,176)         (78,217)          (57,284)        (76,143)
                                                          ---------------------------------------------------------------

Changes from principal transactions:
    Transfer of net premiums                                    23,271           20,730            36,265          45,985
    Transfer on terminations                                  (101,444)         (40,354)          (87,152)        (42,797)
    Transfer on policy loans                                         -                -                 -               -
    Net interfund transfers                                     (4,071)           1,490          (104,715)         50,631
                                                           --------------------------------------------------------------
Net increase (decrease) in assets from
    principal transactions                                     (82,244)         (18,134)         (155,602)         53,819
                                                           --------------------------------------------------------------
Total increase (decrease) in assets                           (125,420)         (96,351)         (212,886)        (22,324)

Assets beginning of year                                       207,717          304,068           321,442         343,766
                                                           --------------------------------------------------------------
Assets end of year                                         $    82,297         $207,717         $ 108,556      $  321,442
                                                           ==============================================================


* Reflects the period from commencement of operations May 1, 2001 through December 31, 2001.

See accompanying notes.

                                                  SUB-ACCOUNT
  --------------------------------------------------------------------------------------------------------
             ALL CAP GROWTH
                 TRUST                           ALL CAP VALUE TRUST                  BALANCED TRUST
  --------------------------------------------------------------------------------------------------------
    YEAR ENDED           YEAR ENDED        YEAR ENDED       PERIOD ENDED      YEAR ENDED       YEAR ENDED
    DEC. 31/02           DEC. 31/01        DEC. 31/02        DEC. 31/01*      DEC. 31/02       DEC. 31/01
  --------------------------------------------------------------------------------------------------------
  $            -        $      6,099      $          4      $         18     $        125     $         39
         (48,069)            (14,072)              736                61             (452)             (66)

          22,015             (21,996)          (54,054)            6,114             (792)            (374)
  --------------------------------------------------------------------------------------------------------

         (26,054)            (29,969)          (53,314)            6,193           (1,119)            (401)
  --------------------------------------------------------------------------------------------------------

          23,861              23,683           147,358           139,664            9,505            3,716
         (50,534)            (18,298)          (11,815)           (2,637)          (1,648)            (500)
               -                   -                 -                 -                -                -
          22,668                (719)               22                 -            1,528               74
  --------------------------------------------------------------------------------------------------------

          (4,005)              4,666           135,565           137,027            9,385            3,290
  --------------------------------------------------------------------------------------------------------
         (30,059)            (25,303)           82,251           143,220            8,266            2,889

          99,760             125,063           143,220                 -            4,863            1,974
  --------------------------------------------------------------------------------------------------------
  $       69,701        $     99,760      $    225,471      $    143,220     $     13,129     $      4,863
  ========================================================================================================

              The Manufacturers Life Insurance Company of New York
                               Separate Account B

         Statements of Operations and Changes in Contract Owners' Equity
                                   (continued)

                                                                               SUB-ACCOUNT
                                                    ---------------------------------------------------------------
                                                         BLUE CHIP GROWTH                 CAPITAL APPRECIATION
                                                              TRUST                              TRUST
                                                    ---------------------------------------------------------------
                                                      YEAR ENDED      YEAR ENDED      YEAR ENDED       PERIOD ENDED
                                                      DEC. 31/02      DEC. 31/01      DEC. 31/02       DEC. 31/01*
                                                    ---------------------------------------------------------------
Income:
    Net investment income during the year           $           -     $    2,766      $        -       $       -
    Net realized gain (loss) during the year               (9,019)        (3,821)            (50)             95
    Unrealized appreciation (depreciation) during
        the year                                          (41,732)        (3,215)           (236)              -
                                                    ------------------------------------------------------------
Net increase (decrease) in assets from
    operations                                            (50,751)        (4,270)           (286)             95
                                                    ------------------------------------------------------------

Changes from principal transactions:
    Transfer of net premiums                              105,274        143,359             455               -
    Transfer on terminations                              (35,963)       (12,623)           (238)            (95)
    Transfer on policy loans                                    -              -               -               -
    Net interfund transfers                                38,625         10,653           2,571               -
                                                    ------------------------------------------------------------
Net increase (decrease) in assets from
    principal transactions                                107,936        141,389           2,788             (95)
                                                    ------------------------------------------------------------
Total increase (decrease) in assets                        57,185        137,119           2,502               -

Assets beginning of year                                  164,347         27,228               -               -
                                                    ------------------------------------------------------------
Assets end of year                                  $     221,532     $  164,347      $    2,502       $       -
                                                    ============================================================

* Reflects the period from commencement of operations May 1, 2001 through December 31, 2001.

See accompanying notes.

                                                 SUB-ACCOUNT
--------------------------------------------------------------------------------------------------------------
     CAPITAL OPPORTUNITIES
            TRUST                           DIVERSIFIED BOND TRUST                   DYNAMIC GROWTH TRUST
--------------------------------------------------------------------------------------------------------------
YEAR ENDED         PERIOD ENDED         YEAR ENDED          YEAR ENDED          YEAR ENDED          YEAR ENDED
DEC. 31/02         DEC. 31/01*          DEC. 31/02          DEC. 31/01          DEC. 31/02          DEC. 31/01
--------------------------------------------------------------------------------------------------------------
$       -           $       -           $  13,600           $  18,942           $       -           $      51
     (319)                (20)             15,872               5,776              (6,494)            (10,501)

     (519)                (27)             (9,293)             (1,519)             (4,530)             (4,568)
-------------------------------------------------------------------------------------------------------------

     (838)                (47)             20,179              23,199             (11,024)            (15,018)
-------------------------------------------------------------------------------------------------------------

    6,066                   -              28,303               3,969              24,596              28,637
   (1,436)               (212)           (208,335)            (56,293)             (7,568)             (6,677)
        -                   -                   -                   -                   -                   -
        -               1,225              80,343                   -              (1,421)                 94
-------------------------------------------------------------------------------------------------------------

    4,630               1,013             (99,689)            (52,324)             15,607              22,054
-------------------------------------------------------------------------------------------------------------
    3,792                 966             (79,510)            (29,125)              4,583               7,036

      966                   -             314,222             343,347              33,636              26,600
-------------------------------------------------------------------------------------------------------------
$   4,758           $     966           $ 234,712           $ 314,222           $  38,219           $  33,636
=============================================================================================================

              The Manufacturers Life Insurance Company of New York
                               Separate Account B

         Statements of Operations and Changes in Contract Owners' Equity
                                   (continued)

                                                                                         SUB-ACCOUNT
                                                           ----------------------------------------------------------------------
                                                               EMERGING SMALL COMPANY
                                                                        TRUST                           EQUITY-INCOME TRUST
                                                           ----------------------------------------------------------------------
                                                           YEAR ENDED          YEAR ENDED          YEAR ENDED          YEAR ENDED
                                                           DEC. 31/02          DEC. 31/01          DEC. 31/02          DEC. 31/01
                                                           ----------------------------------------------------------------------
Income:
    Net investment income during the year                  $       -           $   4,759           $   9,363           $     811
    Net realized gain (loss) during the year                 (45,243)             (7,522)            (13,740)               (276)
    Unrealized appreciation (depreciation) during
        the year                                              17,281             (30,741)            (38,099)                451
                                                           ---------------------------------------------------------------------
Net increase (decrease) in assets from
    operations                                               (27,962)            (33,504)            (42,476)                986
                                                           ---------------------------------------------------------------------

Changes from principal transactions:
    Transfer of net premiums                                  12,914              18,570              81,385              77,598
    Transfer on terminations                                 (49,555)            (20,666)            (26,705)             (8,186)
    Transfer on policy loans                                       -                   -                   -                   -
    Net interfund transfers                                   (1,623)                 95             144,797               3,803
                                                           ---------------------------------------------------------------------
Net increase (decrease) in assets from
    principal transactions                                   (38,264)             (2,001)            199,477              73,215
                                                           ---------------------------------------------------------------------
Total increase (decrease) in assets                          (66,226)            (35,505)            157,001              74,201

Assets beginning of year                                     109,547             145,052              81,523               7,322
                                                           ---------------------------------------------------------------------
Assets end of year                                         $  43,321           $ 109,547           $ 238,524           $  81,523
                                                           =====================================================================

* Reflects the period from commencement of operations May 1, 2001 through December 31, 2001.

See accompanying notes.

                                              SUB-ACCOUNT
---------------------------------------------------------------------------------------------------------
                                                                                   FUNDAMENTAL
     EQUITY INDEX TRUST                 FINANCIAL SERVICES TRUST                   VALUE TRUST
---------------------------------------------------------------------------------------------------------
YEAR ENDED         YEAR ENDED        YEAR ENDED        PERIOD ENDED        YEAR ENDED        PERIOD ENDED
DEC. 31/02         DEC. 31/01        DEC. 31/02        DEC. 31/01*         DEC. 31/02        DEC. 31/01*
---------------------------------------------------------------------------------------------------------
$     76           $    148           $      -           $      1           $     11           $      -
  (1,037)              (396)               (95)               (13)              (619)                 -

  (1,599)              (966)              (521)                63             (5,401)                57
-------------------------------------------------------------------------------------------------------

  (2,560)            (1,214)              (616)                51             (6,009)                57
-------------------------------------------------------------------------------------------------------

   5,000              5,000              3,952              1,055              6,784                  -
  (2,231)            (2,100)            (1,039)              (280)            (5,214)               (52)
       -                  -                  -                  -                  -                  -
       -                  -                672              2,243             42,026              4,486
-------------------------------------------------------------------------------------------------------

   2,769              2,900              3,585              3,018             43,596              4,434
-------------------------------------------------------------------------------------------------------
     209              1,686              2,969              3,069             37,587              4,491

   8,561              6,875              3,069                  -              4,491                  -
-------------------------------------------------------------------------------------------------------
$  8,770           $  8,561           $  6,038           $  3,069           $ 42,078           $  4,491
=======================================================================================================

              The Manufacturers Life Insurance Company of New York
                               Separate Account B

         Statements of Operations and Changes in Contract Owners' Equity
                                   (continued)

                                                                                        SUB-ACCOUNT
                                                           ----------------------------------------------------------------------

                                                                 GLOBAL BOND TRUST                      GLOBAL EQUITY TRUST
                                                           ----------------------------------------------------------------------
                                                           YEAR ENDED          YEAR ENDED          YEAR ENDED          YEAR ENDED
                                                           DEC. 31/02         DEC. 31/01+          DEC. 31/02          DEC. 31/01
                                                           ----------------------------------------------------------------------
Income:
    Net investment income during the year                  $       -           $       -           $   1,087           $  24,594
    Net realized gain (loss) during the year                      35                   2             (26,093)             (6,860)
    Unrealized appreciation (depreciation) during
        the year                                                 239                   4              10,998             (41,893)
                                                           ---------------------------------------------------------------------
Net increase (decrease) in assets from
    operations                                                   274                   6             (14,008)            (24,159)
                                                           ---------------------------------------------------------------------

Changes from principal transactions:
    Transfer of net premiums                                   1,995                 288              18,874              22,331
    Transfer on terminations                                    (394)                (65)             (6,626)             (9,263)
    Transfer on policy loans                                      -                   -                   -                   -
    Net interfund transfers                                    1,422                   -             (67,732)            (12,182)
                                                           ---------------------------------------------------------------------
Net increase (decrease) in assets from
    principal transactions                                     3,023                 223             (55,484)                886
                                                           ---------------------------------------------------------------------
Total increase (decrease) in assets                            3,297                 229             (69,492)            (23,273)

Assets beginning of year                                         229                   -             120,802             144,075
                                                           ---------------------------------------------------------------------
Assets end of year                                         $   3,526           $     229           $  51,310           $ 120,802
                                                           =====================================================================

* Reflects the period from commencement of operations May 1, 2001 through December 31, 2001.

+   Fund available in prior year but no activity.

See accompanying notes.

                                                 SUB-ACCOUNT
--------------------------------------------------------------------------------------------------------------
       GROWTH & INCOME
            TRUST                            HEALTH SCIENCES TRUST                    HIGH YIELD TRUST
--------------------------------------------------------------------------------------------------------------
YEAR ENDED          YEAR ENDED          YEAR ENDED         PERIOD ENDED         YEAR ENDED          YEAR ENDED
DEC. 31/02          DEC. 31/01          DEC. 31/02         DEC. 31/01*          DEC. 31/02          DEC. 31/01
--------------------------------------------------------------------------------------------------------------
$  12,053           $  23,704           $      98           $       -           $   4,103           $     543
 (122,632)            (18,532)             (2,861)                  6              (1,909)               (244)

   22,227             (58,002)            (10,953)                122              (3,281)                (68)
-------------------------------------------------------------------------------------------------------------

  (88,352)            (52,830)            (13,716)                128              (1,087)                231
-------------------------------------------------------------------------------------------------------------

  116,212             104,284              11,068              46,563              55,612              52,624
 (138,932)            (57,850)             (4,034)               (946)             (9,385)             (3,007)
        -                   -                   -                   -                   -                   -
  101,163              (8,963)              3,506               2,243              53,105                 199
-------------------------------------------------------------------------------------------------------------

   78,443              37,471              10,540              47,860              99,332              49,816
-------------------------------------------------------------------------------------------------------------
   (9,909)            (15,359)             (3,176)             47,988              98,245              50,047

  451,836             467,195              47,988                   -              52,896               2,849
-------------------------------------------------------------------------------------------------------------
$ 441,927           $ 451,836           $  44,812           $  47,988           $ 151,141           $  52,896
=============================================================================================================

              The Manufacturers Life Insurance Company of New York
                               Separate Account B

         Statements of Operations and Changes in Contract Owners' Equity
                                   (continued)

                                                                            SUB-ACCOUNT
                                                          --------------------------------------------------
                                                                                               INTERNATIONAL
                                                              INCOME & VALUE TRUST              INDEX TRUST
                                                          --------------------------------------------------
                                                          YEAR ENDED         YEAR ENDED         YEAR ENDED
                                                          DEC. 31/02         DEC. 31/01        DEC. 31/02+
                                                          --------------------------------------------------
Income:
    Net investment income during the year                  $  1,267           $      -           $     18
    Net realized gain (loss) during the year                   (926)               (29)               (32)
    Unrealized appreciation (depreciation) during
        the year                                            (10,690)               (59)              (254)
                                                           ----------------------------------------------
Net increase (decrease) in assets from
    operations                                              (10,349)               (88)              (268)
                                                           ----------------------------------------------

Changes from principal transactions:
    Transfer of net premiums                                 59,917              3,675              1,845
    Transfer on terminations                                 (4,732)              (487)              (347)
    Transfer on policy loans                                      -                  -                  -
    Net interfund transfers                                   8,865              2,783                 27
                                                           ----------------------------------------------
Net increase (decrease) in assets from
    principal transactions                                   64,050              5,971              1,525
                                                           ----------------------------------------------
Total increase (decrease) in assets                          53,701              5,883              1,257

Assets beginning of year                                      5,883                  -                  -
                                                           ----------------------------------------------
Assets end of year                                         $ 59,584           $  5,883           $  1,257
                                                           ==============================================

+   Fund available in prior year but no activity.

See accompanying notes.

                                                 SUB-ACCOUNT
--------------------------------------------------------------------------------------------------------------
      INTERNATIONAL SMALL                    INTERNATIONAL STOCK                     INTERNATIONAL VALUE
           CAP TRUST                                TRUST                                   TRUST
--------------------------------------------------------------------------------------------------------------
YEAR ENDED          YEAR ENDED          YEAR ENDED          YEAR ENDED          YEAR ENDED          YEAR ENDED
DEC. 31/02          DEC. 31/01          DEC. 31/02          DEC. 31/01          DEC. 31/02          DEC. 31/01
--------------------------------------------------------------------------------------------------------------
$       -           $       -           $     433           $   6,031           $      78           $     101
  (40,657)            (11,193)            (39,827)             (7,881)             (1,246)               (101)

   32,097             (27,214)             19,625             (31,446)             (1,041)               (322)
-------------------------------------------------------------------------------------------------------------

   (8,560)            (38,407)            (19,769)            (33,296)             (2,209)               (322)
-------------------------------------------------------------------------------------------------------------

    8,847              17,697              16,324              17,838               8,560               6,709
  (46,912)            (16,152)            (58,365)            (22,654)             (2,551)             (1,452)
        -                   -                   -                   -                   -                   -
       48                (784)               (381)                246                (969)              1,292
-------------------------------------------------------------------------------------------------------------

  (38,017)                761             (42,422)             (4,570)              5,040               6,549
-------------------------------------------------------------------------------------------------------------
  (46,577)            (37,646)            (62,191)            (37,866)              2,831               6,227

   85,451             123,097             115,070             152,936               8,148               1,921
-------------------------------------------------------------------------------------------------------------
$  38,874           $  85,451           $  52,879           $ 115,070           $  10,979           $   8,148
=============================================================================================================

              The Manufacturers Life Insurance Company of New York
                               Separate Account B

         Statements of Operations and Changes in Contract Owners' Equity
                                   (continued)

                                                                                        SUB-ACCOUNT
                                                           ----------------------------------------------------------------------
                                                               INTERNET TECHNOLOGIES                     INVESTMENT QUALITY
                                                                       TRUST                                 BOND TRUST
                                                           ----------------------------------------------------------------------
                                                           YEAR ENDED          YEAR ENDED          YEAR ENDED          YEAR ENDED
                                                           DEC. 31/02          DEC. 31/01          DEC. 31/02          DEC. 31/01
                                                           ----------------------------------------------------------------------
Income:
    Net investment income during the year                  $       -           $       -           $   5,984           $      32
    Net realized gain (loss) during the year                  (3,570)             (1,542)                201                  57
    Unrealized appreciation (depreciation) during
        the year                                                  77                (870)              6,537                 154
                                                           ---------------------------------------------------------------------
Net increase (decrease) in assets from
     operations                                               (3,493)             (2,412)             12,722                 243
                                                           ---------------------------------------------------------------------

Changes from principal transactions:
    Transfer of net premiums                                  11,264               8,670             122,390              63,089
    Transfer on terminations                                  (2,602)             (1,842)            (13,003)             (3,696)
    Transfer on policy loans                                       -                   -                   -                   -
    Net interfund transfers                                   (1,777)                  -              49,612               2,356
                                                           ---------------------------------------------------------------------
Net increase (decrease) in assets from
    principal transactions                                     6,885               6,828             158,999              61,749
                                                           ---------------------------------------------------------------------
Total increase (decrease) in assets                            3,392               4,416             171,721              61,992

Assets beginning of year                                       7,114               2,698              62,300                 308
                                                           ---------------------------------------------------------------------
Assets end of year                                         $  10,506           $   7,114           $ 234,021           $  62,300
                                                           =====================================================================

+ Fund available in prior year but no activity.

See accompanying notes.

                               SUB-ACCOUNT
-------------------------------------------------------------------------
       LARGE CAP GROWTH              LIFESTYLE AGGRES-    LIFESTYLE BAL-
            TRUST                     SIVE 1000 TRUST    ANCED 640 TRUST
-------------------------------------------------------------------------
YEAR ENDED          YEAR ENDED          YEAR ENDED          YEAR ENDED
DEC. 31/02          DEC. 31/01         DEC. 31/02+         DEC. 31/02+
-------------------------------------------------------------------------
$   1,077           $  11,436           $      30           $      12
 (126,801)            (15,176)             (2,531)               (136)

   50,584             (49,602)                130                 (77)
---------------------------------------------------------------------

  (75,140)            (53,342)             (2,371)               (201)
---------------------------------------------------------------------

   46,198              41,727              11,690              10,670
 (125,472)            (46,805)             (1,349)             (2,061)
        -                   -                   -                   -
   68,131               9,909                 844               3,804
---------------------------------------------------------------------

  (11,143)              4,831              11,185              12,413
---------------------------------------------------------------------
  (86,283)            (48,511)              8,814              12,212

  249,260             297,771                   -                   -
---------------------------------------------------------------------
$ 162,977           $ 249,260           $   8,814           $  12,212
=====================================================================

              The Manufacturers Life Insurance Company of New York
                               Separate Account B

         Statements of Operations and Changes in Contract Owners' Equity
                                   (continued)

                                                                              SUB-ACCOUNT
                                                           --------------------------------------------------
                                                                 LIFESTYLE GROWTH            LIFESTYLE MODER-
                                                                     820 TRUST                 ATE 460 TRUST
                                                           --------------------------------------------------
                                                           YEAR ENDED        YEAR ENDED         YEAR ENDED
                                                           DEC. 31/02       DEC. 31/01+        DEC. 31/02+
                                                           --------------------------------------------------
Income:
    Net investment income during the year                  $  1,043           $      -           $     19
    Net realized gain (loss) during the year                 (2,082)              (281)                (2)
    Unrealized appreciation (depreciation) during
        the year                                             (7,271)              (829)               (48)
                                                           ----------------------------------------------
Net increase (decrease) in assets from
    operations                                               (8,310)            (1,110)               (31)
                                                           ----------------------------------------------

Changes from principal transactions:
    Transfer of net premiums                                  3,023             62,339              3,923
    Transfer on terminations                                 (7,565)            (4,584)            (1,712)
    Transfer on policy loans                                      -                  -                  -
    Net interfund transfers                                      29                  -                 38
                                                           ----------------------------------------------
Net increase (decrease) in assets from
    principal transactions                                   (4,513)            57,755              2,249
                                                           ----------------------------------------------
Total increase (decrease) in assets                         (12,823)            56,645              2,218

Assets beginning of year                                     56,645                  -                  -
                                                           ----------------------------------------------
Assets end of year                                         $ 43,822           $ 56,645           $  2,218
                                                           ==============================================

* Reflects the period from commencement of operations May 1, 2001 through December 31, 2001.

+    Fund available in prior year but no activity.

See accompanying notes.

                                                         SUB-ACCOUNT
-----------------------------------------------------------------------------------------------------------------------------
                                                                      MID CAP OPPORTUNITIES
     MID CAP GROWTH TRUST             MID CAP INDEX TRUST                     TRUST                    MID CAP STOCK TRUST
-----------------------------------------------------------------------------------------------------------------------------
YEAR ENDED       PERIOD ENDED      YEAR ENDED     YEAR ENDED      YEAR ENDED      PERIOD ENDED      YEAR ENDED     YEAR ENDED
DEC. 31/02       DEC. 31/01(*)     DEC. 31/02     DEC. 31/01      DEC. 31/02      DEC. 31/01(*)     DEC. 31/02     DEC. 31/01
-----------------------------------------------------------------------------------------------------------------------------
$        -       $          -      $      271     $      195      $        -      $          -      $        -      $       -
      (858)                47          (2,129)           (72)            (53)                3          (1,444)          (316)

   (28,544)             3,280          (6,518)         1,578            (139)               13          (5,573)          (652)
-----------------------------------------------------------------------------------------------------------------------------

   (29,402)             3,327          (8,376)         1,701            (192)               16          (7,017)          (968)
-----------------------------------------------------------------------------------------------------------------------------

    84,389             84,254          27,149          8,783           1,419               185          15,582         17,623
    (3,563)              (745)         (7,477)        (1,872)           (273)              (50)         (6,914)        (3,078)
         -                  -               -              -               -                 -             238         (2,654)
        97                  -           9,990         21,161              38                 -           1,193          1,551
-----------------------------------------------------------------------------------------------------------------------------

    80,923             83,509          29,662         28,072           1,184               135          10,099         13,442
-----------------------------------------------------------------------------------------------------------------------------
    51,521             86,836          21,286         29,773             992               151           3,082         12,474

    86,836                  -          31,519          1,746             151                 -          26,164         13,690
-----------------------------------------------------------------------------------------------------------------------------
$  138,357       $     86,836      $   52,805     $   31,519      $    1,143      $        151      $   29,246     $   26,164
=============================================================================================================================

              The Manufacturers Life Insurance Company of New York
                               Separate Account B

         Statements of Operations and Changes in Contract Owners' Equity
                                   (continued)

                                                                             SUB-ACCOUNT
                                                     --------------------------------------------------------------

                                                          MID CAP VALUE TRUST                 MONEY MARKET TRUST
                                                     --------------------------------------------------------------
                                                     YEAR ENDED        PERIOD ENDED       YEAR ENDED     YEAR ENDED
                                                     DEC. 31/02        DEC. 31/01*        DEC. 31/02     DEC. 31/01
                                                     --------------------------------------------------------------
Income:
  Net investment income during the year              $        -        $          8       $   17,004     $   16,703
  Net realized gain (loss) during the year                  (14)                  1                -              -
  Unrealized appreciation (depreciation) during
    the year                                             (5,580)                293                -              -
                                                     --------------------------------------------------------------
Net increase (decrease) in assets from
   operations                                            (5,594)                302           17,004         16,703
                                                     --------------------------------------------------------------

Changes from principal transactions:
  Transfer of net premiums                               16,550               2,471        1,977,238        745,601
  Transfer on terminations                               (5,428)               (461)        (143,810)       (49,951)
  Transfer on policy loans                                    -                   -                -              -
  Net interfund transfers                                38,504               1,138         (519,470)      (202,450)
                                                     --------------------------------------------------------------
Net increase (decrease) in assets from
  principal transactions                                 49,626               3,148        1,313,958        493,200
                                                     --------------------------------------------------------------
Total increase (decrease) in assets                      44,032               3,450        1,330,962        509,903

Assets beginning of year                                  3,450                   -          739,983        230,080
                                                     --------------------------------------------------------------
Assets end of year                                   $   47,482        $      3,450       $2,070,945     $ 739,983
                                                     ==============================================================

* Reflects the period from commencement of operations May 1, 2001 through December 31, 2001.

See accompanying notes.

                                      SUB-ACCOUNT
-------------------------------------------------------------------------------------
                                 PACIFIC RIM EMERGING          QUANTITATIVE EQUITY
     OVERSEAS TRUST                  MARKETS TRUST                    TRUST
-------------------------------------------------------------------------------------
YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
DEC. 31/02     DEC. 31/01     DEC. 31/02     DEC. 31/01     DEC. 31/02     DEC. 31/01
-------------------------------------------------------------------------------------
$      106     $    1,444     $        3     $        2     $      581     $   43,657
    (4,737)        (1,593)          (110)           (35)      (114,393)       (17,358)

    (1,487)        (5,009)        (2,322)           (90)        51,928       (104,731)
-------------------------------------------------------------------------------------

    (6,118)        (5,158)        (2,429)          (123)       (61,884)       (78,432)
-------------------------------------------------------------------------------------

    15,197         20,395             84            495         27,175         32,322
    (5,388)        (4,865)          (421)          (142)      (115,127)       (47,352)
         -              -              -              -              -              -
    (3,313)            94         11,695              -         (6,450)        10,597
-------------------------------------------------------------------------------------

     6,496         15,624         11,358            353        (94,402)        (4,433)
-------------------------------------------------------------------------------------
       378         10,466          8,929            230       (156,286)       (82,865)

    24,125         13,659            753            523        253,939        336,804
-------------------------------------------------------------------------------------
$   24,503     $   24,125     $    9,682     $      753     $   97,653      $ 253,939
=====================================================================================

              The Manufacturers Life Insurance Company of New York
                               Separate Account B

         Statements of Operations and Changes in Contract Owners' Equity
                                   (continued)

                                                                    SUB-ACCOUNT
                                                    -------------------------------------------
                                                    QUANTITATIVE        REAL ESTATE SECURITIES
                                                    MID CAP TRUST                TRUST
                                                    -------------------------------------------
                                                     YEAR ENDED       YEAR ENDED     YEAR ENDED
                                                    DEC. 31/02+       DEC. 31/02     DEC. 31/01
                                                    -------------------------------------------
Income:
  Net investment income during the year             $           -     $    3,754     $       86
  Net realized gain (loss) during the year                    (12)           354             80
  Unrealized appreciation (depreciation) during
    the year                                                    -         (2,461)            30
                                                    -------------------------------------------
Net increase (decrease) in assets from
  operations                                                  (12)         1,647            196
                                                    -------------------------------------------

Changes from principal transactions:
  Transfer of net premiums                                    106        109,814          4,556
  Transfer on terminations                                    (89)        (3,903)          (694)
  Transfer on policy loans                                      -              -              -
  Net interfund transfers                                       -          3,881            (60)
                                                    -------------------------------------------
Net increase (decrease) in assets from
  principal transactions                                       17        109,792          3,802
                                                    -------------------------------------------
Total increase (decrease) in assets                             5        111,439          3,998

Assets beginning of year                                        -          6,654          2,656
                                                    -------------------------------------------
Assets end of year                                  $           5     $  118,093     $    6,654
                                                    ===========================================

+   Fund available in prior year but no activity.

See accompanying notes.

                                       SUB-ACCOUNT
----------------------------------------------------------------------------------------
  SCIENCE & TECHNOLOGY                                            SMALL COMPANY BLEND
          TRUST                  SMALL CAP INDEX TRUST                   TRUST
----------------------------------------------------------------------------------------
YEAR ENDED    YEAR ENDED      YEAR ENDED      YEAR ENDED       YEAR ENDED     YEAR ENDED
DEC. 31/02    DEC. 31/01      DEC. 31/02     DEC. 31/01+       DEC. 31/02     DEC. 31/01
----------------------------------------------------------------------------------------
$        -    $    6,660      $      248     $         147     $       21     $       27
  (103,590)      (17,387)         (2,952)              (55)          (573)        (1,050)

    46,320       (59,994)         (3,458)              817         (4,616)         1,327
----------------------------------------------------------------------------------------

   (57,270)      (70,721)         (6,162)              909         (5,168)           304
----------------------------------------------------------------------------------------

    47,097        60,328          27,754             8,560         12,700         10,106
   (40,516)      (26,197)         (3,776)             (847)        (3,861)        (1,973)
       280        (2,654)              -                 -              -              -
     1,538        12,307           1,178               660          5,734          1,472
----------------------------------------------------------------------------------------

     8,399        43,784          25,156             8,373         14,573          9,605
----------------------------------------------------------------------------------------
   (48,871)      (26,937)         18,994             9,282          9,405          9,909

   127,852       154,789           9,282                 -         12,026          2,117
----------------------------------------------------------------------------------------
$   78,981    $  127,852      $   28,276     $       9,282     $   21,431     $   12,026
========================================================================================

              The Manufacturers Life Insurance Company of New York
                               Separate Account B

         Statements of Operations and Changes in Contract Owners' Equity
                                   (continued)

                                                                                SUB-ACCOUNT
                                                        ----------------------------------------------------------
                                                           SMALL COMPANY VALUE
                                                                  TRUST                     STRATEGIC BOND TRUST
                                                        ----------------------------------------------------------
                                                        YEAR ENDED       YEAR ENDED      YEAR ENDED     YEAR ENDED
                                                        DEC. 31/02       DEC. 31/01      DEC. 31/02     DEC. 31/01
                                                        ----------------------------------------------------------
Income:
  Net investment income during the year                 $      749       $       15      $   21,819     $   25,508
  Net realized gain (loss) during the year                   3,397              333           1,254          2,843
  Unrealized appreciation (depreciation) during
    the year                                               (14,902)           2,687          (3,755)        (7,997)
                                                        ----------------------------------------------------------
Net increase (decrease) in assets from
  operations                                               (10,756)           3,035          19,318         20,354
                                                        ----------------------------------------------------------
Changes from principal transactions:
  Transfer of net premiums                                  49,279           99,052          10,664          6,436
  Transfer on terminations                                 (15,529)          (5,427)       (202,038)       (56,422)
  Transfer on policy loans                                     223           (2,654)              -              -
  Net interfund transfers                                   37,219            1,294          10,386         10,354
                                                        ----------------------------------------------------------
Net increase (decrease) in assets from
  principal transactions                                    71,192           92,265        (180,988)       (39,632)
                                                        ----------------------------------------------------------
Total increase (decrease) in assets                         60,436           95,300        (161,670)       (19,278)

Assets beginning of year                                    99,712            4,412         320,278        339,556
                                                        ----------------------------------------------------------
Assets end of year                                      $  160,148       $   99,712      $  158,608     $  320,278
                                                        ==========================================================

* Reflects the period from commencement of operations May 1, 2001 through December 31, 2001.

+ Fund available in prior year but no activity.

See accompanying notes.

------------------------------------------------------------------------------------------------------------
STRATEGIC GROWTH          STRATEGIC OPPORTUNITIES        TACTICAL ALLOCATION            TELECOMMUNI-
     TRUST                         TRUST                        TRUST                  CATIONS TRUST
------------------------------------------------------------------------------------------------------------
   YEAR ENDED          YEAR ENDED        YEAR ENDED          YEAR ENDED         YEAR ENDED      PERIOD ENDED
  DEC. 31/02+          DEC. 31/02        DEC. 31/01          DEC. 31/02+        DEC. 31/02      DEC. 31/01*
------------------------------------------------------------------------------------------------------------
  $         -          $        -        $   25,151          $         -        $        -      $          -
          (19)            (65,069)           (9,166)                 (62)             (541)              (27)

           89              (9,728)          (43,829)                (707)             (469)              (36)
------------------------------------------------------------------------------------------------------------

           70             (74,797)          (27,844)                (769)           (1,010)              (63)
------------------------------------------------------------------------------------------------------------
          776              64,041            62,550                7,829             2,422             1,536
         (166)            (68,646)          (30,035)                (697)             (994)             (164)
            -                   -                 -                    -                 -                 -
        2,389              10,753             1,122                  462               216                 -
------------------------------------------------------------------------------------------------------------

        2,999               6,148            33,637                7,594             1,644             1,372
------------------------------------------------------------------------------------------------------------
        3,069             (68,649)            5,793                6,825               634             1,309

            -             191,095           185,302                    -             1,309                 -
------------------------------------------------------------------------------------------------------------
  $     3,069          $  122,446        $  191,095          $     6,825        $    1,943      $      1,309
============================================================================================================

              The Manufacturers Life Insurance Company of New York
                               Separate Account B

         Statements of Operations and Changes in Contract Owners' Equity
                                   (continued)

                                                                                  SUB-ACCOUNT
                                                         -------------------------------------------------------------
                                                                                               TOTAL STOCK MARKET
                                                             TOTAL RETURN TRUST                    INDEX TRUST
                                                         -------------------------------------------------------------
                                                         YEAR ENDED       YEAR ENDED      YEAR ENDED       YEAR ENDED
                                                         DEC. 31/02       DEC. 31/01      DEC. 31/02       DEC. 31/01+
                                                         -------------------------------------------------------------
Income:
  Net investment income during the year                  $    7,057       $      549      $      538       $       149
  Net realized gain (loss) during the year                      501              106            (782)               30
  Unrealized appreciation (depreciation) during
    the year                                                  8,339             (355)        (11,086)               60
                                                         -------------------------------------------------------------
Net increase (decrease) in assets from
  operations                                                 15,897              300         (11,330)              239
                                                         -------------------------------------------------------------

Changes from principal transactions:
  Transfer of net premiums                                  121,195           69,888          46,693            11,463
  Transfer on terminations                                  (18,673)          (4,657)         (6,131)             (890)
  Transfer on policy loans                                        -                -               -                 -
  Net interfund transfers                                    50,397           10,128           6,869             7,760
                                                         -------------------------------------------------------------
Net increase (decrease) in assets from
  principal transactions                                    152,919           75,359          47,431            18,333
                                                         -------------------------------------------------------------
Total increase (decrease) in assets                         168,816           75,659          36,101            18,572

Assets beginning of year                                     76,920            1,261          18,572                 -
                                                         -------------------------------------------------------------
Assets end of year                                       $  245,736       $   76,920      $   54,673       $    18,572
                                                         =============================================================

+ Fund available in prior year but no activity.

See accompanying notes.

----------------------------------------------------------------------------
   U.S. GOVERNMENT         U.S. LARGE CAP VALUE
   SECURITIES TRUST                TRUST                 VALUE TRUST
----------------------------------------------------------------------------
YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
DEC. 31/02   DEC. 31/01   DEC. 31/02   DEC. 31/01   DEC. 31/02   DEC. 31/01
----------------------------------------------------------------------------
$   6,236    $     238    $      97    $     129    $   1,358     $     806
      325           78       (2,110)        (448)      (3,462)          638

    7,872       (1,161)      (9,726)       1,400      (17,689)         (632)
----------------------------------------------------------------------------

   14,433         (845)     (11,739)       1,081      (19,793)          812
----------------------------------------------------------------------------

  180,813      153,668       30,245       34,117       59,095        71,669
  (24,914)      (5,117)      (9,466)      (5,164)     (13,865)       (8,419)
        -            -            -            -          234        (2,654)
   11,612        2,291        4,415         (745)      (3,843)        4,739
----------------------------------------------------------------------------

  167,511      150,842       25,194       28,208       41,621        65,335
----------------------------------------------------------------------------
  181,944      149,997       13,455       29,289       21,828        66,147

  154,261        4,264       36,239        6,950       75,081         8,934
----------------------------------------------------------------------------
$ 336,205    $ 154,261    $  49,694    $  36,239    $  96,909     $  75,081
============================================================================

              The Manufacturers Life Insurance Company of New York
                               Separate Account B

         Statements of Operations and Changes in Contract Owners' Equity
                                   (continued)

                                                           SUB-ACCOUNT
                                                   ---------------------------

                                                        500 INDEX TRUST                    TOTAL
                                                   ---------------------------------------------------------
                                                    YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                                    DEC. 31/02     DEC. 31/01     DEC. 31/02     DEC. 31/01
                                                   ---------------------------------------------------------
Income:
  Net investment income during the year            $         2    $       518    $   110,325    $   222,067
  Net realized gain (loss) during the year              (6,941)          (357)    (1,052,765)      (173,771)
  Unrealized appreciation (depreciation) during
    the year                                           (21,298)           531        124,596       (596,039)
                                                   --------------------------------------------------------
Net increase (decrease) in assets from
  operations                                           (28,237)           692       (817,844)      (547,743)
                                                   --------------------------------------------------------

Changes from principal transactions:
  Transfer of net premiums                              91,164         27,334      4,049,871      2,493,192
  Transfer on terminations                             (24,600)        (5,691)    (1,743,184)      (640,786)
  Transfer on policy loans                                   -              -            975        (10,616)
  Net interfund transfers                               26,647         45,413        143,294              -
                                                   --------------------------------------------------------
Net increase (decrease) in assets from
  principal transactions                                93,211         67,056      2,450,956      1,841,790
                                                   --------------------------------------------------------
Total increase (decrease) in assets                     64,974         67,748      1,633,112      1,294,047

Assets beginning of year                                68,304            556      5,125,491      3,831,444
                                                   --------------------------------------------------------
Assets end of year                                 $   133,278    $    68,304    $ 6,758,603    $ 5,125,491
                                                   ========================================================

See accompanying notes.

              The Manufacturers Life Insurance Company of New York
                               Separate Account B

                          Notes to Financial Statements

                                December 31, 2002

1. ORGANIZATION

The Manufacturers Life Insurance Company of New York Separate Account B (the "Account") is a separate account administered and sponsored by The Manufacturers Life Insurance Company of New York (the "Company"). The Account operates as a Unit Investment Trust under the Investment Company Act of 1940, as amended (the "Act") and has fifty-eight active investment sub-accounts. Each investment sub-account invests solely in shares of a particular Manufacturers Investment Trust (the "Trust") portfolio. The Trust is registered under the Act as an open-end management investment company, commonly known as a mutual fund, which does not transact with the general public. Instead, the Trust deals exclusively with insurance companies by providing the investment medium for variable contracts. The Account is a funding vehicle for the allocation of net premiums under single premium variable life and variable universal life insurance contracts (the "Contracts") issued by the Company.

The Company is a wholly owned subsidiary of The Manufacturers Life Insurance Company (U.S.A.) ("ManUSA") which in turn is an indirect, wholly owned subsidiary of Manulife Financial Corporation ("MFC"), a Canadian-based publicly traded stock life insurance company. Prior to 2002, the Company was a wholly owned subsidiary of The Manufacturers Life Insurance Company of North America ("MNA"). Effective January 1, 2002 MNA was merged with and into ManUSA.

The Company is required to maintain assets in the Account with a total fair value at least equal to the reserves and other liabilities relating to the variable benefits under all Contracts participating in the Account. These assets may not be charged with liabilities which arise from any other business the Company conducts. However, all obligations under the variable contracts are general corporate obligations of the Company.

Additional assets are held in the Company's general account to cover the contingency that the guaranteed minimum death benefit might exceed the death benefit which would have been payable in the absence of such guarantee.

              The Manufacturers Life Insurance Company of New York
                               Separate Account B

                    Notes to Financial Statements (continued)

1. ORGANIZATION (CONTINUED)

As the result of portfolio changes, the following sub-accounts of the Account were renamed as follows:

   PREVIOUS NAME                   NEW NAME                   EFFECTIVE DATE
   -------------                   --------                   --------------
   Growth Trust               All Cap Core Trust             November 25, 2002
Mid Cap Blend Trust      Strategic Opportunities Trust          May 1, 2001

The following sub-accounts of the Account were added as investment options for variable universal life insurance contract holders of the Company:

                                         COMMENCEMENT OF OPERATIONS OF
                                                THE SUB-ACCOUNTS
                                         -----------------------------
All Cap Value Trust                               May 1, 2001
Capital Appreciation Trust                        May 1, 2001
Capital Opportunities Trust                       May 1, 2001
Financial Services Trust                          May 1, 2001
Fundamental Value Trust                           May 1, 2001
Health Sciences Trust                             May 1, 2001
Mid Cap Growth Trust                              May 1, 2001
Mid Cap Opportunities Trust                       May 1, 2001
Mid Cap Value Trust                               May 1, 2001
Quantitative Mid Cap Trust+                       May 1, 2001
Strategic Growth Trust+                           May 1, 2001
Telecommunications Trust                          May 1, 2001
Utilities Trust++                                 May 1, 2001

+  Fund available but no activity in 2001.

++ Fund available but no activity in 2001 and 2002.

2. SIGNIFICANT ACCOUNTING POLICIES

Investments of each sub-account consist of shares in the respective portfolios of the Trust. These shares are carried at fair value which is calculated using the fair value of the investment securities underlying each Trust portfolio. Transactions are recorded on the trade date. Income from dividends is recorded on the ex-dividend date. Realized gains and losses on the sale of investments are computed on the basis of the specifically identified cost of the investment sold.

              The Manufacturers Life Insurance Company of New York
                               Separate Account B

                    Notes to Financial Statements (continued)

2. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

In addition to the Account, a contract holder may also allocate funds to the fixed account contained within the Company's general account. Because of exemptive and exclusionary provisions, interests in the fixed account have not been registered under the Securities Act of 1933 and the Company's general account has not been registered as an investment company under the Act.

The operations of the Account are included in the federal income tax return of the Company, which is taxed as a life insurance company under the provisions of the Internal Revenue Code (the "Code"). Under the current provisions of the Code, the Company does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited under the Contracts. Based on this, no charge is being made currently to the Account for federal income taxes. The Company will periodically reassess this position taking into account changes in the tax law. Such a charge may be made in future years for any federal income taxes that would be attributable to the Contract.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported herein. Actual results could differ from those estimates.

The 2001 financial highlights have been recomputed to conform to current year presentation.

3. CONTRACT CHARGES

The Company deducts certain charges from gross premium before placing the remaining net premiums in the sub-account. In the event of a surrender by the contract holder, surrender charges may be levied by the Company against contract value at the time of termination to cover sales and administrative expenses associated with underwriting and issuing the Contract. Additionally, each month a deduction consisting of an administration charge, a charge for cost of insurance, a charge for mortality and expense risk, and charges for supplementary benefits is deducted from the contract value. Contract charges are paid through the redemption of sub-account units and are reflected as terminations.

              The Manufacturers Life Insurance Company of New York
                               Separate Account B

                    Notes to Financial Statements (continued)

4. PURCHASES AND SALES OF INVESTMENTS

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2002 were as follows:

                                          PURCHASES      SALES
                                         ------------------------
SUB-ACCOUNTS:
    Aggressive Growth Trust               $   15,706   $   97,950
    All Cap Core Trust                        39,086      194,688
    All Cap Growth Trust                      43,220       47,225
    All Cap Value Trust                      198,309       62,741
    Balanced Trust                            10,962        1,451
    Blue Chip Growth Trust                   182,619       74,683
    Capital Appreciation Trust                 3,029          241
    Capital Opportunities Trust                5,868        1,239
    Diversified Bond Trust                   144,153      230,242
    Dynamic Growth Trust                      21,452        5,845
    Emerging Small Company Trust              10,363       48,627
    Equity-Income Trust                      311,377      102,537
    Equity Index Trust                         4,904        2,060
    Financial Services Trust                   4,473          888
    Fundamental Value Trust                   48,013        4,405
    Global Bond Trust                          3,379          356
    Global Equity Trust                       21,191       75,587
    Growth & Income Trust                    366,109      275,614
    Health Sciences Trust                     63,038       52,401
    High Yield Trust                         110,833        7,398
    Income & Value Trust                      70,240        4,923
    International Index Trust                  1,775          231
    International Small Cap Trust              6,164       44,181
    International Stock Trust                 15,152       57,142
    International Value Trust                 10,933        5,816
    Internet Technologies Trust                9,809        2,924
    Investment Quality Bond Trust            182,853       17,870
    Large Cap Growth Trust                   196,001      206,067
    Lifestyle Aggressive 1000 Trust           20,573        9,358
    Lifestyle Balanced 640 Trust              13,798        1,373
    Lifestyle Growth 820 Trust                55,062       58,533
    Lifestyle Moderate 460 Trust               2,410          143
    Mid Cap Growth Trust                      84,470        3,548
    Mid Cap Index Trust                       43,347       13,414
    Mid Cap Opportunities Trust                1,448          266
    Mid Cap Stock Trust                       14,766        4,666
    Mid Cap Value Trust                       53,196        3,570
    Money Market Trust                     2,218,385      887,423

              The Manufacturers Life Insurance Company of New York
                               Separate Account B

                    Notes to Financial Statements (continued)

4. PURCHASES AND SALES OF INVESTMENTS (CONTINUED)

                                          PURCHASES       SALES
                                         ------------------------
SUB-ACCOUNTS:
    Overseas Trust                        $   15,141   $    8,538
    Pacific Rim Emerging Markets Trust        11,739          378
    Quantitative Equity Trust                 23,916      117,738
    Quantitative Mid Cap Trust                    82           65
    Real Estate Securities Trust             116,606        3,060
    Science & Technology Trust                44,394       35,995
    Small Cap Index Trust                     37,880       12,477
    Small Company Blend Trust                 18,418        3,825
    Small Company Value Trust                136,507       64,567
    Strategic Bond Trust                      40,258      199,427
    Strategic Growth Trust                     3,347          347
    Strategic Opportunities Trust             72,384       66,237
    Tactical Allocation Trust                  8,251          657
    Telecommunications Trust                   2,387          744
    Total Return Trust                       175,095       15,119
    Total Stock Market Index Trust            53,261        5,292
    U.S. Government Securities Trust         206,650       32,903
    U.S. Large Cap Value Trust                34,315        9,024
    Value Trust                               58,112       15,133
    500 Index Trust                          124,419       31,206
                                         ------------------------
                                          $5,791,628   $3,230,358
                                         ========================

5. FINANCIAL HIGHLIGHTS

                                                 SUB-ACCOUNT
                              -------------------------------------------------

                              AGGRESSIVE GROWTH TRUST     ALL CAP CORE TRUST
                              -------------------------------------------------
                              YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
                              DEC. 31/02   DEC. 31/01   DEC. 31/02   DEC. 31/01
                              -------------------------------------------------
Units, beginning of year         20,820       22,559       41,935       35,265
Units issued                      1,806        1,606        5,791       11,127
Units redeemed                  (11,633)      (3,345)     (28,782)      (4,457)
                              -------------------------------------------------
Units, end of year               10,993       20,820       18,944       41,935
                              =================================================

Unit value, end of year       $    7.49    $    9.98    $    5.73    $    7.66

Net assets, end of year       $  82,297    $ 207,717    $ 108,556    $ 321,442

Investment income ratio(1)         0.00%        0.00%        0.00%        0.00%
Total return(2)                  -24.96%      -25.98%      -25.23%      -21.37%

              The Manufacturers Life Insurance Company of New York
                               Separate Account B

                    Notes to Financial Statements (continued)

5. FINANCIAL HIGHLIGHTS (CONTINUED)

                                                 SUB-ACCOUNT
                              -------------------------------------------------

                               ALL CAP GROWTH TRUST      ALL CAP VALUE TRUST
                              -------------------------------------------------
                              YEAR ENDED   YEAR ENDED   YEAR ENDED  PERIOD ENDED
                              DEC. 31/02   DEC. 31/01   DEC. 31/02   DEC. 31/01*
                              -------------------------------------------------
Units, beginning of year         10,175        9,724       11,356            -
Units issued                      4,968        3,017       18,634       11,465
Units redeemed                   (5,739)      (2,566)      (5,219)        (109)
                              -------------------------------------------------
Units, end of year                9,404       10,175       24,771       11,356
                              =================================================

Unit value, end of year       $    7.41    $    9.80    $    9.10    $   12.61

Net assets, end of year       $  69,701    $  99,760    $ 225,471    $ 143,220

Investment income ratio(1)         0.00%        0.00%        0.00%        0.09%
Total return(2)                  -24.41%      -23.77%      -27.83%        0.90%

                                                 SUB-ACCOUNT
                              -------------------------------------------------

                                   BALANCED TRUST       BLUE CHIP GROWTH TRUST
                              -------------------------------------------------
                              YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
                              DEC. 31/02   DEC. 31/01   DEC. 31/02   DEC. 31/01
                              -------------------------------------------------
Units, beginning of year            613          223       16,940        2,397
Units issued                      1,523          442       21,518       15,928
Units redeemed                     (204)         (52)      (8,314)      (1,385)
                              -------------------------------------------------
Units, end of year                1,932          613       30,144       16,940
                              =================================================

Unit value, end of year       $    6.79    $    7.93    $    7.35    $    9.70

Net assets, end of year       $  13,129    $   4,863    $ 221,532    $ 164,347

Investment income ratio(1)         1.71%        1.21%        0.00%        0.00%
Total return(2)                  -14.36%      -10.20%      -24.26%      -14.60%

* Reflects the period from commencement of operations May 1, 2001 through December 31, 2001.

              The Manufacturers Life Insurance Company of New York
                               Separate Account B

                    Notes to Financial Statements (continued)

5. FINANCIAL HIGHLIGHTS (CONTINUED)

                                                    SUB-ACCOUNT
                              --------------------------------------------------------

                              CAPITAL APPRECIATION TRUST   CAPITAL OPPORTUNITIES TRUST
                              --------------------------------------------------------
                              YEAR ENDED   PERIOD ENDED     YEAR ENDED   PERIOD ENDED
                              DEC. 31/02    DEC. 31/01*     DEC. 31/02   DEC. 31/01*
                              --------------------------------------------------------
Units, beginning of year             -            -               90             -
Units issued                       352          478              667           111
Units redeemed                     (27)        (478)            (146)          (21)
                              --------------------------------------------------------
Units, end of year                 325            -              611            90
                              ========================================================

Unit value, end of year        $  7.70          $ -          $  7.79       $ 10.70

Net assets, end of year        $ 2,502          $ -          $ 4,758       $   966

Investment income ratio(1)        0.00%        0.00%            0.00%         0.00%
Total return(2)                 -30.61%        0.00%          -27.20%       -14.40%

                                                  SUB-ACCOUNT
                              -------------------------------------------------

                              DIVERSIFIED BOND TRUST     DYNAMIC GROWTH TRUST
                              -------------------------------------------------
                              YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
                              DEC. 31/02   DEC. 31/01   DEC. 31/02   DEC. 31/01
                              -------------------------------------------------
Units, beginning of year         26,609       31,136        7,054        3,333
Units issued                     10,860          306        5,737        5,773
Units redeemed                  (18,999)      (4,833)      (1,604)      (2,052)
                              -------------------------------------------------
Units, end of year               18,470       26,609       11,187        7,054
                              =================================================

Unit value, end of year       $   12.71    $   11.81    $    3.42    $    4.77

Net assets, end of year       $ 234,712    $ 314,222    $  38,219    $  33,636

Investment income ratio(1)         4.60%        5.66%        0.00%        0.18%
Total return(2)                    7.61%        7.09%      -28.36%      -40.24%

* Reflects the period from commencement of operations May 1, 2001 through December 31, 2001.

              The Manufacturers Life Insurance Company of New York
                               Separate Account B

                    Notes to Financial Statements (continued)

5. FINANCIAL HIGHLIGHTS (CONTINUED)

                                                SUB-ACCOUNT
                              -------------------------------------------------
                              EMERGING SMALL COMPANY
                                       TRUST              EQUITY-INCOME TRUST
                              -------------------------------------------------
                              YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
                              DEC. 31/02   DEC. 31/01   DEC. 31/02   DEC. 31/01
                              -------------------------------------------------
Units, beginning of year          8,455        8,705        7,078          644
Units issued                        958        1,178       26,518        7,645
Units redeemed                   (4,690)      (1,428)      (9,714)      (1,211)
                              -------------------------------------------------
Units, end of year                4,723        8,455       23,882        7,078
                              =================================================

Unit value, end of year       $    9.17    $   12.96    $    9.99    $   11.52

Net assets, end of year       $  43,321    $ 109,547    $ 238,524    $  81,523

Investment income ratio(1)         0.00%        0.00%        1.40%        0.44%
Total return(2)                  -29.20%      -22.24%      -13.28%        1.29%

                                                 SUB-ACCOUNT
                              ---------------------------------------------------

                                EQUITY INDEX TRUST      FINANCIAL SERVICES TRUST
                              ---------------------------------------------------
                              YEAR ENDED   YEAR ENDED   YEAR ENDED   PERIOD ENDED
                              DEC. 31/02   DEC. 31/01   DEC. 31/02   DEC. 31/01*
                              ---------------------------------------------------
Units, beginning of year           926          653          264             -
Units issued                       556          493          455           283
Units redeemed                    (261)        (220)         (87)          (19)
                              ---------------------------------------------------
Units, end of year               1,221          926          632           264
                              ===================================================

Unit value, end of year        $  7.18      $  9.24      $  9.55       $ 11.63

Net assets, end of year        $ 8,770      $ 8,561      $ 6,038       $ 3,069

Investment income ratio(1)        0.82%        0.71%        0.00%         0.11%
Total return(2)                 -22.30%      -12.26%      -17.88%        -6.93%

* Reflects the period from commencement of operations May 1, 2001 through December 31, 2001.

              The Manufacturers Life Insurance Company of New York
                               Separate Account B

                    Notes to Financial Statements (continued)

5. FINANCIAL HIGHLIGHTS (CONTINUED)

                                                   SUB-ACCOUNT
                              ----------------------------------------------------

                               FUNDAMENTAL VALUE TRUST       GLOBAL BOND TRUST
                              ----------------------------------------------------
                              YEAR ENDED   PERIOD ENDED   YEAR ENDED    YEAR ENDED
                              DEC. 31/02   DEC. 31/01*    DEC. 31/02    DEC. 31/01
                              ----------------------------------------------------
Units, beginning of year           383             -             24             -
Units issued                     4,334           387            318            30
Units redeemed                    (436)           (4)           (34)           (6)
                              ----------------------------------------------------
Units, end of year               4,281           383            308            24
                              ====================================================

Unit value, end of year       $   9.83      $  11.73       $  11.44      $   9.53

Net assets, end of year       $ 42,078      $  4,491       $  3,526      $    229

Investment income ratio(1)        0.04%         0.00%          0.00%         0.00%
Total return(2)                 -16.20%        -6.16%         20.12%         0.53%

                                                  SUB-ACCOUNT
                              -------------------------------------------------

                                  GLOBAL EQUITY TRUST    GROWTH & INCOME TRUST
                              -------------------------------------------------
                              YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
                              DEC. 31/02   DEC. 31/01   DEC. 31/02   DEC. 31/01
                              -------------------------------------------------
Units, beginning of year         12,768       12,777       48,091       44,117
Units issued                      2,163        3,219       46,527       11,249
Units redeemed                   (8,226)      (3,228)     (32,461)      (7,275)
                              -------------------------------------------------
Units, end of year                6,705       12,768       62,157       48,091
                              =================================================

Unit value, end of year       $    7.65    $    9.46    $    7.11    $    9.40

Net assets, end of year       $  51,310    $ 120,802    $ 441,927    $ 451,836

Investment income ratio(1)         1.44%        2.62%        0.57%        0.41%
Total return(2)                  -19.11%      -16.09%      -24.33%      -11.28%

* Reflects the period from commencement of operations May 1, 2001 through December 31, 2001.

              The Manufacturers Life Insurance Company of New York
                               Separate Account B

                    Notes to Financial Statements (continued)

5. FINANCIAL HIGHLIGHTS (CONTINUED)

                                                 SUB-ACCOUNT
                              ---------------------------------------------------

                                HEALTH SCIENCES TRUST        HIGH YIELD TRUST
                              ---------------------------------------------------
                              YEAR ENDED   PERIOD ENDED   YEAR ENDED   YEAR ENDED
                              DEC. 31/02   DEC. 31/01*    DEC. 31/02   DEC. 31/01
                              ---------------------------------------------------
Units, beginning of year          3,544             -         5,731          292
Units issued                      5,105         3,551        12,717        5,555
Units redeemed                   (4,101)           (7)         (863)        (116)
                              ---------------------------------------------------
Units, end of year                4,548         3,544        17,585        5,731
                              ===================================================

Unit value, end of year       $    9.85     $   13.54     $    8.59    $    9.23

Net assets, end of year       $  44,812     $  47,988     $ 151,141    $  52,896

Investment income ratio(1)         0.00%         0.00%         6.26%        4.88%
Total return(2)                  -27.24%         8.32%        -6.87%       -5.48%

                                                 SUB-ACCOUNT
                              --------------------------------------------------
                                                             INTERNATIONAL
                               INCOME & VALUE TRUST           INDEX TRUST
                              --------------------------------------------------
                              YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
                              DEC. 31/02   DEC. 31/01   DEC. 31/02   DEC. 31/01+
                              --------------------------------------------------
Units, beginning of year           521            -            -            -
Units issued                     6,261          556          204            -
Units redeemed                    (504)         (35)         (30)           -
                              --------------------------------------------------
Units, end of year               6,278          521          174            -
                              ==================================================

Unit value, end of year       $   9.49     $  11.29     $   7.24      $     -

Net assets, end of year       $ 59,584     $  5,883     $  1,257      $     -

Investment income ratio(1)        2.16%        0.00%        2.06%        0.00%
Total return(2)                 -15.93%        0.98%      -17.15%        0.00%

+ Fund available but no activity.

* Reflects the period from commencement of operations May 1, 2001 through December 31, 2001.

              The Manufacturers Life Insurance Company of New York
                               Separate Account B

                    Notes to Financial Statements (continued)

5. FINANCIAL HIGHLIGHTS (CONTINUED)

                                                  SUB-ACCOUNT
                              -------------------------------------------------
                                INTERNATIONAL SMALL       INTERNATIONAL STOCK
                                     CAP TRUST                   TRUST
                              -------------------------------------------------
                              YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
                              DEC. 31/02   DEC. 31/01   DEC. 31/02   DEC. 31/01
                              -------------------------------------------------
Units, beginning of year          9,696        9,624       13,999       14,599
Units issued                        733        1,694        1,944        1,882
Units redeemed                   (5,132)      (1,622)      (7,729)      (2,482)
                              -------------------------------------------------
Units, end of year                5,297        9,696        8,214       13,999
                              =================================================

Unit value, end of year       $    7.34    $    8.81    $    6.44    $    8.22

Net assets, end of year       $  38,874    $  85,451    $  52,879    $ 115,070

Investment income ratio(1)         0.00%        0.00%        0.51%        0.20%
Total return(2)                  -16.73%      -31.10%      -21.69%      -21.54%

                                                  SUB-ACCOUNT
                               ---------------------------------------------------
                                                                  INTERNET
                               INTERNATIONAL VALUE TRUST     TECHNOLOGIES TRUST
                               ---------------------------------------------------
                               YEAR ENDED   YEAR ENDED    YEAR ENDED   YEAR ENDED
                               DEC. 31/02   DEC. 31/01    DEC. 31/02   DEC. 31/01
                               --------------------------------------------------
Units, beginning of year            745           158         1,877          384
Units issued                      1,089           706         3,686        1,726
Units redeemed                     (612)         (119)       (1,149)        (233)
                               -------------------------------------------------
Units, end of year                1,222           745         4,414        1,877
                               =================================================

Unit value, end of year        $   8.98      $  10.93      $   2.38     $   3.79

Net assets, end of year        $ 10,979      $  8,148      $ 10,506     $  7,114

Investment income ratio(1)         0.68%         0.76%         0.00%        0.00%
Total return(2)                  -17.84%        -9.97%       -37.20%      -46.09%

              The Manufacturers Life Insurance Company of New York
                               Separate Account B

                    Notes to Financial Statements (continued)

5. FINANCIAL HIGHLIGHTS (CONTINUED)

                                                 SUB-ACCOUNT
                              -------------------------------------------------
                                INVESTMENT QUALITY
                                    BOND TRUST          LARGE CAP GROWTH TRUST
                              -------------------------------------------------
                              YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
                              DEC. 31/02   DEC. 31/01   DEC. 31/02   DEC. 31/01
                              -------------------------------------------------
Units, beginning of year          5,368           29       29,100       28,570
Units issued                     14,458        5,471       23,497        5,346
Units redeemed                   (1,482)        (132)     (27,942)      (4,816)
                              ------------------------------------------------
Units, end of year               18,344        5,368       24,655       29,100
                              ================================================

Unit value, end of year       $   12.76    $   11.61    $    6.61    $    8.57

Net assets, end of year       $ 234,021    $  62,300    $ 162,977    $ 249,260

Investment income ratio(1)         4.72%        0.42%        0.43%        0.00%
Total return(2)                    9.94%        7.33%      -22.83%      -17.81%

                                                    SUB-ACCOUNT
                              ---------------------------------------------------
                                LIFESTYLE AGGRESSIVE        LIFESTYLE BALANCED
                                     1000 TRUST                  640 TRUST
                              ---------------------------------------------------
                              YEAR ENDED   YEAR ENDED    YEAR ENDED   YEAR ENDED
                              DEC. 31/02   DEC. 31/01+   DEC. 31/02   DEC. 31/01+
                              ---------------------------------------------------
Units, beginning of year             -             -             -            -
Units issued                     2,474             -         1,392            -
Units redeemed                  (1,272)            -          (140)           -
                              -------------------------------------------------
Units, end of year               1,202             -         1,252            -
                              =================================================

Unit value, end of year       $   7.33      $      -      $   9.76      $     -

Net assets, end of year       $  8,814      $      -      $ 12,212      $     -

Investment income ratio(1)        0.37%         0.00%         0.55%        0.00%
Total return(2)                 -20.71%         0.00%        -9.95%        0.00%

+ Fund available but no activity.

              The Manufacturers Life Insurance Company of New York
                               Separate Account B

                    Notes to Financial Statements (continued)

5. FINANCIAL HIGHLIGHTS (CONTINUED)

                                                  SUB-ACCOUNT
                              --------------------------------------------------
                                 LIFESTYLE GROWTH          LIFESTYLE MODERATE
                                    820 TRUST                  460 TRUST
                              --------------------------------------------------
                              YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
                              DEC. 31/02   DEC. 31/01   DEC. 31/02   DEC. 31/01+
                              --------------------------------------------------
Units, beginning of year         5,603             -           -             -
Units issued                     5,434         5,923         223             -
Units redeemed                  (5,887)         (320)        (13)            -
                              ------------------------------------------------
Units, end of year               5,150         5,603         210             -
                              ================================================

Unit value, end of year       $   8.51      $  10.11    $  10.54       $     -

Net assets, end of year       $ 43,822      $ 56,645    $  2,218       $     -

Investment income ratio(1)        2.28%         0.00%       1.73%         0.00%
Total return(2)                 -15.85%        -8.97%      -4.04%         0.00%

                                                 SUB-ACCOUNT
                              ---------------------------------------------------

                                MID CAP GROWTH TRUST        MID CAP INDEX TRUST
                              ---------------------------------------------------
                              YEAR ENDED   PERIOD ENDED   YEAR ENDED   YEAR ENDED
                              DEC. 31/02    DEC. 31/01*   DEC. 31/02   DEC. 31/01
                              ---------------------------------------------------
Units, beginning of year          8,294            -          2,395          130
Units issued                     11,123        8,343          3,555        2,356
Units redeemed                     (438)         (49)        (1,221)         (91)
                              --------------------------------------------------
Units, end of year               18,979        8,294          4,729        2,395
                              ==================================================

Unit value, end of year       $    7.29    $   10.47      $   11.17    $   13.16

Net assets, end of year       $ 138,357    $  86,836      $  52,805    $  31,519

Investment income ratio(1)         0.00%        0.00%          0.58%        2.08%
Total return(2)                  -30.37%      -16.24%        -15.16%       -1.73%

+ Fund available but no activity.

* Reflects the period from commencement of operations May 1, 2001 through December 31, 2001.

              The Manufacturers Life Insurance Company of New York
                               Separate Account B

                    Notes to Financial Statements (continued)

5. FINANCIAL HIGHLIGHTS (CONTINUED)

                                                  SUB-ACCOUNT
                              ---------------------------------------------------
                                       MID CAP
                                 OPPORTUNITIES TRUST        MID CAP STOCK TRUST
                              ---------------------------------------------------
                              YEAR ENDED   PERIOD ENDED   YEAR ENDED   YEAR ENDED
                              DEC. 31/02    DEC. 31/01*   DEC. 31/02   DEC. 31/01
                              ---------------------------------------------------
Units, beginning of year            14             -          2,429        1,131
Units issued                       172            20          1,590        1,499
Units redeemed                     (31)           (6)          (512)        (201)
                              --------------------------------------------------
Units, end of year                 155            14          3,507        2,429
                              ==================================================

Unit value, end of year       $   7.39      $  10.59       $   8.34     $  10.77

Net assets, end of year       $  1,143      $    151       $ 29,246     $ 26,164

Investment income ratio(1)        0.00%         0.00%          0.00%        0.00%
Total return(2)                 -30.22%       -15.28%        -22.56%      -10.99%

                                                   SUB-ACCOUNT
                              ----------------------------------------------------

                                 MID CAP VALUE TRUST        MONEY MARKET TRUST
                              ----------------------------------------------------
                              YEAR ENDED   PERIOD ENDED    YEAR ENDED   YEAR ENDED
                              DEC. 31/02   DEC. 31/01*     DEC. 31/02   DEC. 31/01
                              ----------------------------------------------------
Units, beginning of year            264             -          64,557      20,792
Units issued                      4,069           295         191,003      63,217
Units redeemed                     (298)          (31)        (77,047)    (19,452)
                              ---------------------------------------------------
Units, end of year                4,035           264         178,513      64,557
                              ===================================================

Unit value, end of year       $   11.77      $  13.09     $     11.60   $   11.46

Net assets, end of year       $  47,482      $  3,450     $ 2,070,945   $ 739,983

Investment income ratio(1)         0.00%         0.49%           1.18%       3.59%
Total return(2)                  -10.11%         4.72%           1.18%       3.59%

* Reflects the period from commencement of operations May 1, 2001 through December 31, 2001.

              The Manufacturers Life Insurance Company of New York
                               Separate Account B

                    Notes to Financial Statements (continued)

5. FINANCIAL HIGHLIGHTS (CONTINUED)

                                                SUB-ACCOUNT
                              -------------------------------------------------
                                                          PACIFIC RIM EMERGING
                                  OVERSEAS TRUST              MARKETS TRUST
                              -------------------------------------------------
                              YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
                              DEC. 31/02   DEC. 31/01   DEC. 31/02   DEC. 31/01
                              -------------------------------------------------
Units, beginning of year         2,812        1,256           77           44
Units issued                     1,874        2,032        1,100           47
Units redeemed                  (1,051)        (476)         (39)         (14)
                              -----------------------------------------------
Units, end of year               3,635        2,812        1,138           77
                              ===============================================

Unit value, end of year       $   6.74     $   8.58     $   8.51     $   9.73

Net assets, end of year       $ 24,503     $ 24,152     $  9,682     $    753

Investment income ratio(1)        0.45%        0.23%        0.04%        0.29%
Total return(2)                 -21.44%      -21.09%      -12.53%      -18.57%

                                                  SUB-ACCOUNT
                              -----------------------------------------------------
                                                            QUANTITATIVE MID CAP
                              QUANTITATIVE EQUITY TRUST            TRUST
                              -----------------------------------------------------
                               YEAR ENDED   YEAR ENDED    YEAR ENDED   PERIOD ENDED
                               DEC. 31/02   DEC. 31/01    DEC. 31/02   DEC. 31/01+*
                              -----------------------------------------------------
Units, beginning of year          26,366       26,944             -             -
Units issued                       2,875        3,771             8             -
Units redeemed                   (15,203)      (4,349)           (7)            -
                              ---------------------------------------------------
Units, end of year                14,038       26,366             1             -
                              ===================================================

Unit value, end of year        $    6.96    $    9.63     $    7.89      $      -

Net assets, end of year        $  97,653    $ 253,939     $       5      $      -

Investment income ratio(1)          0.35%        0.29%         0.00%         0.00%
Total return(2)                   -27.78%      -22.95%       -22.65%         0.00%

+ Fund available but no activity.

* Reflects the period from commencement of operations May 1, 2001 through December 31, 2001.

              The Manufacturers Life Insurance Company of New York
                               Separate Account B

                    Notes to Financial Statements (continued)

5. FINANCIAL HIGHLIGHTS (CONTINUED)

                                                  SUB-ACCOUNT
                              -------------------------------------------------
                                    REAL ESTATE          SCIENCE & TECHNOLOGY
                                 SECURITIES TRUST               TRUST
                              -------------------------------------------------
                              YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
                              DEC. 31/02   DEC. 31/01   DEC. 31/02   DEC. 31/01
                              -------------------------------------------------
Units, beginning of year            561          231       17,279       12,290
Units issued                      9,389          385        7,923        7,023
Units redeemed                     (247)         (55)      (7,184)      (2,034)
                              ------------------------------------------------
Units, end of year                9,703          561       18,018       17,279
                              ================================================

Unit value, end of year       $   12.17    $   11.86    $    4.38    $    7.40

Net assets, end of year       $ 118,093    $   6,654    $  78,981    $ 127,852

Investment income ratio(1)         3.30%        1.91%        0.00%        0.00%
Total return(2)                    2.58%        3.15%      -40.76%      -41.25%

                                                  SUB-ACCOUNT
                              -------------------------------------------------
                                                             SMALL COMPANY
                               SMALL CAP INDEX TRUST          BLEND TRUST
                              -------------------------------------------------
                              YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
                              DEC. 31/02   DEC. 31/01   DEC. 31/02   DEC. 31/01
                              -------------------------------------------------
Units, beginning of year           781            -          954          164
Units issued                     3,616          826        1,689          916
Units redeemed                  (1,366)         (45)        (359)        (126)
                              -----------------------------------------------
Units, end of year               3,031          781        2,284          954
                              ===============================================

Unit value, end of year       $   9.33     $  11.88     $   9.38     $  12.60

Net assets, end of year       $ 28,276     $  9,282     $ 21,431     $ 12,026

Investment income ratio(1)        1.13%        7.07%        0.14%        0.00%
Total return(2)                 -21.47%        1.41%      -25.55%       -2.30%

              The Manufacturers Life Insurance Company of New York
                               Separate Account B

                    Notes to Financial Statements (continued)

5. FINANCIAL HIGHLIGHTS (CONTINUED)

                                                  SUB-ACCOUNT
                              -------------------------------------------------
                                   SMALL COMPANY
                                    VALUE TRUST          STRATEGIC BOND TRUST
                              -------------------------------------------------
                              YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
                              DEC. 31/02   DEC. 31/01   DEC. 31/02   DEC. 31/01
                              -------------------------------------------------
Units, beginning of year          8,232          388       27,510       30,987
Units issued                     11,127        8,141        1,544        1,113
Units redeemed                   (5,305)        (297)     (16,549)      (4,590)
                              ------------------------------------------------
Units, end of year               14,054        8,232       12,505       27,510
                              ================================================

Unit value, end of year       $   11.40    $   12.11    $   12.68    $   11.64

Net assets, end of year       $ 160,148    $  99,712    $ 158,608    $ 320,278

Investment income ratio(1)         0.26%        0.10%        8.90%        7.65%
Total return(2)                   -5.93%        6.54%        8.96%        6.24%

                                                  SUB-ACCOUNT
                              ---------------------------------------------------
                                                          STRATEGIC OPPORTUNITIES
                               STRATEGIC GROWTH TRUST              TRUST
                              ---------------------------------------------------
                              YEAR ENDED   PERIOD ENDED   YEAR ENDED   YEAR ENDED
                              DEC. 31/02   DEC. 31/01+*   DEC. 31/02   DEC. 31/01
                              ---------------------------------------------------
Units, beginning of year              -             -        19,278       15,842
Units issued                        432             -         9,797        5,966
Units redeemed                      (45)            -        (8,903)      (2,530)
                              --------------------------------------------------
Units, end of year                  387             -        20,172       19,278
                              ==================================================

Unit value, end of year       $    7.93      $      -     $    6.07    $    9.91

Net assets, end of year       $   3,069      $      -     $ 122,446    $ 191,095

Investment income ratio(1)         0.00%         0.00%         0.00%        0.48%
Total return(2)                  -28.04%         0.00%       -38.77%      -15.25%

+ Fund available but no activity.

* Reflects the period from commencement of operations May 1, 2001 through December 31, 2001.

              The Manufacturers Life Insurance Company of New York
                               Separate Account B

                    Notes to Financial Statements (continued)

5. FINANCIAL HIGHLIGHTS (CONTINUED)

                                                   SUB-ACCOUNT
                              -----------------------------------------------------
                                                             TELECOMMUNICATIONS
                              TACTICAL ALLOCATION TRUST              TRUST
                              -----------------------------------------------------
                              YEAR ENDED   YEAR ENDED     YEAR ENDED   PERIOD ENDED
                              DEC. 31/02   DEC. 31/01+    DEC. 31/02   DEC. 31/01+*
                              -----------------------------------------------------
Units, beginning of year             -            -             165             -
Units issued                       918            -             461           182
Units redeemed                     (70)           -            (158)          (17)
                              ---------------------------------------------------
Units, end of year                 848            -             468           165
                              ===================================================

Unit value, end of year       $   8.05       $    -       $    4.15     $    7.93

Net assets, end of year       $  6,825       $    -       $   1,943     $   1,309

Investment income ratio(1)        0.00%        0.00%           0.00%         0.00%
Total return(2)                 -23.21%        0.00%         -47.67%       -36.56%

                                                  SUB-ACCOUNT
                              -------------------------------------------------
                                                          TOTAL STOCK MARKET
                                TOTAL RETURN TRUST            INDEX TRUST
                              -------------------------------------------------
                              YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
                              DEC. 31/02   DEC. 31/01   DEC. 31/02   DEC. 31/01
                              -------------------------------------------------
Units, beginning of year          5,178           92        1,864            -
Units issued                     10,898        5,322        5,698        2,051
Units redeemed                     (971)        (236)        (589)        (187)
                              ------------------------------------------------
Units, end of year               15,105        5,178        6,973        1,864
                              ================================================

Unit value, end of year       $   16.27    $   14.86    $    7.84    $    9.96

Net assets, end of year       $ 245,736    $  76,920    $  54,673    $  18,572

Investment income ratio(1)         2.44%        2.42%        1.12%        2.70%
Total return(2)                    9.52%        8.28%      -21.29%      -11.41%

+ Fund available but no activity.

* Reflects the period from commencement of operations May 1, 2001 through December 31, 2001.

              The Manufacturers Life Insurance Company of New York
                               Separate Account B

                    Notes to Financial Statements (continued)

5. FINANCIAL HIGHLIGHTS (CONTINUED)

                                                  SUB-ACCOUNT
                              -------------------------------------------------
                                  U.S. GOVERNMENT            U.S. LARGE CAP
                                  SECURITIES TRUST            VALUE TRUST
                              -------------------------------------------------
                              YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
                              DEC. 31/02   DEC. 31/01   DEC. 31/02   DEC. 31/01
                              -------------------------------------------------
Units, beginning of year         12,983          384        2,818          527
Units issued                     15,867       12,827        3,225        2,658
Units redeemed                   (2,647)        (228)        (878)        (367)
                              ------------------------------------------------
Units, end of year               26,203       12,983        5,165        2,818
                              ================================================

Unit value, end of year       $   12.83    $   11.88    $    9.62    $   12.86

Net assets, end of year       $ 336,205    $ 154,261    $  49,694    $  36,239

Investment income ratio(1)         3.35%        1.07%        0.25%        0.30%
Total return(2)                    7.99%        7.03%      -25.18%       -2.55%

                                                  SUB-ACCOUNT
                              -------------------------------------------------

                                    VALUE TRUST             500 INDEX TRUST
                              -------------------------------------------------
                              YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
                              DEC. 31/02   DEC. 31/01   DEC. 31/02   DEC. 31/01
                              -------------------------------------------------
Units, beginning of year          6,187          761        6,896           49
Units issued                      5,628        6,612       14,266        7,196
Units redeemed                   (1,470)      (1,186)      (3,794)        (349)
                              ------------------------------------------------
Units, end of year               10,345        6,187       17,368        6,896
                              ================================================

Unit value, end of year       $    9.37    $   12.13    $    7.67    $    9.91

Net assets, end of year       $  96,909    $  75,081    $ 133,278    $  68,304

Investment income ratio(1)         0.71%        0.51%        0.00%        2.26%
Total return(2)                  -22.80%        3.42%      -22.53%      -12.37%

              The Manufacturers Life Insurance Company of New York
                               Separate Account B

                    Notes to Financial Statements (continued)

5. FINANCIAL HIGHLIGHTS (CONTINUED)

   (1) These ratios represent the dividends, excluding distributions of capital gains, received by the sub-account from the underlying Trust portfolio, net of management fees assessed by the Trust portfolio adviser, divided by the average net assets of the sub-account. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying Trust portfolio in which the sub-accounts invest. It is the practice of the Trust, for income tax reasons, to declare dividends in April for investment income received in the previous calendar year for all sub-accounts of the Trust except for the Money Market Trust which declares and reinvests dividends on a daily basis. Any dividend distribution received from a sub-account of the Trust is reinvested immediately, at net asset value, in shares of that sub-account and retained as assets of the corresponding sub-account so that the unit value of the sub-account is not affected by the declaration and reinvestment of dividends.

   (2) These ratios represent the total return for the period indicated, including changes in the value of the underlying Trust portfolio. There are no expenses of the Account that result in a direct reduction in unit values. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented.

6. RELATED PARTY TRANSACTIONS

Manulife Financial Securities LLC, a registered broker-dealer and wholly owned subsidiary of ManUSA, acts as the principal underwriter of the Contracts pursuant to a distribution agreement with the Company. Contracts are sold by registered representatives of either Manulife Financial Securities LLC or other broker-dealers having distribution agreements with Manulife Financial Securities LLC who are also authorized as variable life insurance agents under applicable state insurance laws. Registered representatives are compensated on a commission basis.

These underwriting and distribution services had been performed by Manufacturers Securities Services LLC ("MSS") before January 1, 2002. MSS is also an indirect wholly owned subsidiary of MFC.

The Company utilizes various services provided by The Manufacturers Life Insurance ("MLI"), a subsidiary of MFC, and its affiliates. Such services include legal, personnel, marketing, investment accounting and other corporate services. Pursuant to an Administrative Services Agreement, and effective for 2001, all intercompany services, except for investment services, are billed through ManUSA to the Company. Prior to 2001, such services were billed directly by MLI. Pursuant to an Investment Services Agreement, all investment services are billed directly by MLI to the Company.

                                     PART C
                                OTHER INFORMATION

                                     PART C
                                OTHER INFORMATION

         ITEM 27 EXHIBITS

         The following exhibits are filed as part of this Registration
         Statement:

                  (a) Resolutions of Board of Directors of First North American Life Assurance Company establishing FNAL Variable Life Account I (now referred to as Separate Account B) are incorporated herein by reference to exhibit A (1) to the Registration Statement on Form S-6 (File No. 333-33351) as filed with the Commission on August 8, 1997 on behalf of FNAL.

                  (b)      Not applicable.

                  (c)(1) Underwriting and Distribution Agreement between The Manufacturers Life Insurance Company of New York (Depositor) and Manufacturers Securities Services, LLC (Underwriter) is incorporated by reference to Exhibit (b)(3)(a) to post-effective amendment No. 7 to the Registration Statement on Form N-4, file number 33-46217, filed February 25, 1998 on behalf of The Manufacturers Life Insurance Company of New York Separate Account A.

                  (c)(2) Selling Agreement between The Manufacturers Life Insurance Company of New York, Manufactures Securities Services, LLC (Underwriter), Selling Broker Dealers, and General Agent is incorporated by reference to Exhibit (b)(3)(b) to post-effective amendment No. 7 to the Registration Statement on Form N-4, file number 33-46217, filed February 25, 1998 on behalf of The Manufacturers Life Insurance Company of New York Separate Account A.

                  (d) Form of Modified Single Premium Variable Life Insurance Policy Company is incorporated by reference to Exhibit (a)(5) to pre-effective amendment no. 1 to this Registration Statement, filed July 15, 2002 on behalf of The Manufacturers Life Insurance Company of New York Separate Account B.

                  (e) Form of Application for a Modified Single Premium Variable Life Insurance Policy incorporated by reference to Exhibit A(8)(a) to pre-effective amendment No. 1 to a Registration Statement on Form S-6, file number 333-33351, filed on March 16, 1998 on behalf of The Manufacturers Life Insurance Company of New York Separate Account B.

                  (f)(1) Declaration of Intention and Charter of First North American Life Assurance Company is incorporated by reference to Exhibit (b)(6)(i) to post-effective amendment No. 7 to the Registration Statement on Form N-4, file number 33-46217, filed February 25, 1998 on behalf of The Manufacturers Life Insurance Company of New York Separate Account A.

                  (f)(2) Certificate of amendment of the Declaration of Intention and Charter of First North American Life Assurance Company is incorporated by reference to Exhibit (b)(6)(i) to post-effective amendment No. 7 to the Registration Statement on Form N-4, file number 33-46217, filed February 25, 1998 on behalf of The Manufacturers Life Insurance Company of New York Separate Account A.

                  (f)(3) Certificate of amendment of the Declaration of Intention and Charter of The Manufacturers Life Insurance Company of New York is incorporated by reference to Exhibit (b)(6)(i) to post-effective amendment No. 7 to the Registration Statement on Form N-4, file number 33-46217, filed February 25, 1998 on behalf of The Manufacturers Life Insurance Company of New York

                           Separate Account A.

                  (f)(4) By-laws of The Manufacturers Life Insurance Company of New York are incorporated by reference to Exhibit
                           (b)(6)(i) to post-effective amendment No. 7 to the Registration Statement on Form N-4, file number 33-46217, filed February 25, 1998 on behalf of The Manufacturers Life Insurance Company of New York Separate Account A.

                  (g) Form of Reinsurance Agreement between The Manufacturers Life Insurance Company of New York and The Manufacturers Life Insurance Company (USA) is incorporated by reference to Exhibit A(8)(a) to pre-effective amendment No. 1 to a Registration Statement on Form S-6, file number 333-33351, filed on March 16, 1998 on behalf of The Manufacturers Life Insurance Company of New York Separate Account B.

                  (h)      Not Applicable.

                  (i)(1) Administrative Services Agreement between The Manufacturers Life Insurance Company and The Manufacturers Life Insurance Company of New York is incorporated by reference to Exhibit (b)(8)(a) to post-effective amendment No. 7 to the Registration Statement on Form N-4, file number 33-46217, filed February 25, 1998 on behalf of The Manufacturers Life Insurance Company of New York Separate Account A.

                  (i)(2) Investment Services Agreement between The Manufacturers Life Insurance Company of New York and The Manufacturers Life Insurance Company is incorporated by reference to Exhibit A(8)(a) to pre-effective amendment No. 1 to a Registration Statement on Form S-6, file number 333-33351, filed on March 16, 1998 on behalf of The Manufacturers Life Insurance Company of New York Separate Account B.

                  (j) Memorandum Regarding Issuance, Face Amount Increase, Redemption and Transfer Procedures for the Policies incorporated by reference to Exhibit (6) to pre-effective amendment no. 1 to this Registration Statement, filed July 15, 2002 on behalf of The Manufacturers Life Insurance Company of New York Separate Account B.

                  (k) Opinion and consent of Gretchen H. Swanz, Secretary of The Manufacturers Life Insurance Company of New York - incorporated by reference to Exhibit (2)(a) to pre-effective amendment no. 1 to this Registration Statement, filed July 15, 2002 on behalf of The Manufacturers Life Insurance Company of New York Separate Account B.


                  (l)      Actuarial Opinion-Filed Herewith



                  (m)      Calculations for Illustrations-Filed
                           Herewith



                  (n)      Consent of Ernst & Young LLP-Filed
                           Herewith


                  (o)      Not Applicable

                  (p)      Not Applicable

                  (q)      Not Applicable

         POWERS OF ATTORNEY

              (i) Powers of Attorney are incorporated by reference to Exhibit A(7) to pre-effective amendment No. 1 to a Registration Statement on Form S-6, file number 333-33351, filed on March 17, 1998 on behalf of The Manufacturers Life Insurance Company of New York Separate Account B.

              (ii)     Power of Attorney, James O'Malley and Thomas Borshoff
                       - previously filed as Exhibit (b)(14)(b) to post-effective amendment no. 6 to Registrant's Registration Statement on Form N-4 File, No. 33-79112, filed March 2, 1999.

              (iii) Power of Attorney, Bradford J. Race - incorporated by reference to Exhibit 7(iii) to post-effective amendment no. #1 this registration statement file on April 29, 2002

         ITEM 28. DIRECTORS AND OFFICERS OF THE DEPOSITOR

         OFFICERS AND DIRECTORS OF THE MANUFACTURERS LIFE INSURANCE COMPANY OF NEW YORK


        NAME AND                         POSITION WITH THE MANUFACTURERS LIFE INSURANCE COMPANY
PRINCIPAL BUSINESS ADDRESS                                    OF NEW YORK
Bruce Avedon                                                    Director
6601 Hitching Post Lane
Cincinnati, OH 45230

Thomas Borshoff                                                 Director
3 Robin Drive
Rochester, NY 14618

James R. Boyle                                                  Director
500 Boylston Street
Boston, MA 02116

Robert Cook                                                     Director
73 Tremont Street
Boston, MA 02108

John D. DesPrez III                                       Director and Chairman
73 Tremont Street
Boston, MA 02108

Ruth Ann Fleming                                                Director
205 Highland Avenue
Short Hills, NJ 07078

James D. Gallagher                                       Director and President
73 Tremont Street
Boston, MA 02108

David W. Libbey                                                 Treasurer
500 Boylston Street
Boston, MA 02116

Neil M. Merkl, Esq.                                             Director
35-35 161st Street
Flushing, NY 11358

Joseph M. Scott                                                 Director
73 Tremont Street
Boston, MA 02108

        NAME AND                         POSITION WITH THE MANUFACTURERS LIFE INSURANCE COMPANY
PRINCIPAL BUSINESS ADDRESS                                    OF NEW YORK
Bradford J. Race Jr                                             Director
136 East 64th Street
New York, NY 10021

Nicole Humblias                          Assistant Vice President and Chief Administrative Officer
73 Tremont Street
Boston, MA 02108

Kim Ciccarelli                                             Secretary & Counsel
73 Tremont Street
Boston, MA 02108

John Ostler                                                 Appointed Actuary
200 Bloor Street East
Toronto, Ontario
Canada M4W-1E5

         ITEM 29. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR THE REGISTRANT


                         MANULIFE FINANCIAL CORPORATION
                           CORPORATE ORGANIZATION LIST
                            AS OF DECEMBER 31, 2002



                                                                      LEGAL          % OF        JURISDICTION OF
                    AFFILIATE                                          ID           EQUITY        INCORPORATION
----------------------------------------------------------------------------------------------------------------
MANULIFE FINANCIAL CORPORATION                                           2            100            Canada
  The Manufacturers Life Insurance Company                               1            100            Canada
     Manulife Bank of Canada                                            58            100            Canada
     Manulife Financial Services Inc.                                  190            100            Canada
     Manulife Securities International Ltd.                             79            100            Canada
     Enterprise Capital Management Inc.                                                20            Ontario
     Cantay Holdings Inc.                                               51            100            Ontario
          Fna Financial Inc.                                           115            100            Canada
       Elliot & page limited                                           116            100            Ontario
     NAL Resources Limited                                             117            100            Alberta
     3550435 Canada Inc.                                               107            100            Canada
       MFC Insurance Company Limited                                   106            100            Canada
       CMG Life Insurance Company, Inc.                                104            100            Philippines
         CMG Plans, Inc.                                               155            100            Philippines
     Manulife Canada Ltd.                                              157            100            Canada
     1293319 Ontario Inc.                                              170            100            Ontario
     Manulife International Capital Corporation Limited                135            100            Ontario
       Golf Town Canada Inc.                                           145          43.44            Canada

       Regional Power Inc.                                             136             80            Ontario
----------------------------------------------------------------------------------------------------------------

                                                                     LEGAL         % OF       JURISDICTION OF
                    AFFILIATE                                         ID          EQUITY       INCORPORATION
-------------------------------------------------------------------------------------------------------------
                           ADDALAM POWER CORPORATION (1)                              50        Philippines
  VFC Inc.                                                                                           Canada
                                                                                   27.43
  Luxell Technologies Inc.                                                         10.24            Ontario
  Avotus Corp.                                                                     10.45             Canada
Canaccord Holdings Ltd.                                                            12.82            British
                                                                                                   Columbia
3426505 Canada Inc.                                                    161           100             Canada
First North American Insurance Company                                 111           100             Canada
NAL Resources Management Limited                                       120           100             Canada
Seamark Asset Management Ltd.                                          118         35.01             Canada
     Resolute Energy Inc.                                                          11.74            Alberta
Micro Optics Design Corporation                                                    17.69             Nevada
Innova Lifesciences Corporation                                                    14.03            Ontario
PK Liquidating Company I, LLC                                                      18.66           Delaware
2015401 Ontario Inc.                                                                 100            Ontario
2015500 Ontario Inc.                                                                 100            Ontario
PK Liquidating Company II, LLC                                                        18           Delaware
Cavalier Cable, Inc.(2)                                                               78           Delaware
The Manufacturers Investment Corporation                                87           100           Michigan
  Manulife Reinsurance Limited                                          67           100            Bermuda
  The Manufacturers Life Insurance Company (U.S.A.)                     19           100           Michigan
    Ironside Venture Partners II LLC                                   197           100           Delaware
    ESLS Investment Limited, LLC                                       167            25               Ohio
    The Manufacturers Life Insurance Company of America                 17           100           Michigan
    MANULIFE FINANCIAL SECURITIES LLC                                    5           100           Delaware
    ManuLife Service Corporation                                         7           100           Colorado
    Aegis Analytic Corporation                                                     15.41           Delaware
    Manulife Property Management of Washington, D.C., Inc.                           100        Wash., D.C.
    Ennal, Inc.                                                        124           100               Ohio
    Dover Leasing Investments, LLC                                     139            99           Delaware
    Manufacturers Securities Services, LLC                              97            60(3)        Delaware
    The Manufacturers Life Insurance Company of New York                94           100           NEW YORK
    Ironside Venture Partners I LLC                                    196           100           Delaware
      NewRiver Investor Communications Inc.                                        11.97           Delaware
      MCC Asset Management, Inc.                                       186           100           Delaware
    MFC Global Investment Management (U.S.A.) Limited                    6           100           Colorado
    Manulife Leasing Co., LLC                                                         80           Delaware
    Flex Holding, LLC                                                               27.7           Delaware
      Flex Leasing I, LLC                                                          99.99           Delaware
    Flex Leasing II, LLC                                                            19.6           Delaware
    Polymerix Corporation                                                           18.7           Delaware
    Tissueinformatics Inc.                                                         14.71           Delaware
MFC Global Fund Management (Europe) Limited                             64           100               U.K.
    MFC Global Investment Management (Europe) Limited                                100               U.K.
WT (SW) Properties Ltd.                                                 82           100               U.K.
Manulife Europe Ruckversicherungs-Aktiengesellschaft                   138           100            Germany
Manulife International Holdings Limited                                152           100            Bermuda
  Manulife Provident Funds Trust Company Limited                       163           100          Hong Kong
-------------------------------------------------------------------------------------------------------------

                                                                          LEGAL             % OF           JURISDICTION OF
                      AFFILIATE                                             ID             EQUITY           INCORPORATION
--------------------------------------------------------------------------------------------------------------------------
  Manulife Funds Direct (Barbados) Limited                                  78               100               Barbados
    P.T. Manulife Aset Manajemen Indonesia                                                    55              Indonesia
    Manulife Asset Management (Hong Kong) Limited                                            100              Hong Kong
  Manulife (International) Limited                                          28               100                Bermuda
    The Manufacturers (Pacific Asia) Insurance Company Limited              61               100              Hong Kong
                    Manulife Consultants Limited                                             100              Hong Kong
                    Manulife Financial Shareholdings Limited                                 100              Hong Kong
    Manulife Financial Management Limited                                                    100              Hong Kong
    Manulife Financial Group Limited                                                         100              Hong Kong
    Manulife Financial Investment Limited                                                    100              Hong Kong
    Manulife-Sinochem Life Insurance Co. Ltd.                               43                51                  China
Manulife (Vietnam) Limited                                                 188               100                Vietnam
The Manufacturers Life Insurance Co. (Phils.), Inc.                        164               100            Philippines
  Manulife Financial Plans, Inc.                                           187               100            Philippines
P.T. Asuransi Jiwa Manulife Indonesia                                       42                71              Indonesia
  P.T. Buanadaya Sarana Informatika                                                          100              Indonesia
                    P.T. ASURANSI JIWA ARTA MANDIRI PRIMA                                    100              Indonesia
Manulife (Singapore) Pte. Ltd.                                              14                                Singapore
                                                                                             100
Manulife Holdings (Bermuda) Limited                                        147               100                Bermuda
                    Manufacturers Life Reinsurance Limited                  49               100               Barbados
    Manulife Management Services Ltd.                                      191               100               Barbados
    Manufacturers P&C Limited                                               36               100               Barbados
Manulife European Holdings (Alberta) Limited                               146               100                Alberta
  Manulife Hungary Holdings KFT                                            149                99(4)             HUNGARY
MLI Resources Inc.                                                         193               100                Alberta
  Manulife Life Insurance Company                                          180                35(5)               Japan
  Manulife Century Investments (Bermuda) Limited                           172               100                Bermuda
    Manulife Century Investments (Luxembourg) S.A                          173               100             Luxembourg
      Manulife Century Investments (Netherlands) B.V                       174               100            Netherlands
        Daihyaku Manulife Holdings (Bermuda) Limited                       175               100                Bermuda
        Manulife Century Holdings (Netherlands) B.V                        195               100            Netherlands
           Kyoritsu Confirm Co., Ltd.                                      179              99.9(6)               Japan
           Manulife Premium Collection Co., Ltd.                           178                57(7)               Japan
Manulife Holdings (Hong Kong) Limited                                       15               100              Hong Kong
Manulife (Malaysia) SDN.BHD                                                 74               100               Malaysia
Manulife Financial Systems (Hong Kong) Limited                              53               100              Hong Kong
MF Leasing (Canada) Inc.                                                   169               100                ONTARIO
Manulife Data Services Inc.                                                 81               100               Barbados
--------------------------------------------------------------------------------------------------------------------------



(1)      Inactive subsidiaries are noted in italics.



(2) 22% OF Cavalier Cable, Inc. is owned by The Manufacturers Life Insurance Company (U.S.A.).



(3) 40% of Manufacturers Securities Services, LLC is owned by The Manufacturers Life Insurance Company of New York.



(4)      1% of Manulife Hungary Holdings KFT is owned by MLI Resources Inc.

(5) 32.6% of manulife life insurance company is owned by manulife century investments (netherlands) b.v. and 32.4% is owned by manulife century holdings (netherlands) b.v.



(6) 9.1% of kyoritsu confirm co., ltd. is owned by manulife life insurance company.



(7) 33% of manulife premium collection co., ltd. is owned by manulife century Holdings (Netherlands) B.V. and 10% by Manulife Life Insurance Company.


         ITEM 30. INDENIFICATION

         Article 10 of the Charter of the Company provides as follows:

         TENTH: No director of the Corporation shall be personally liable to the Corporation or any of its shareholders for damages for any breach of duty as a director; provided, however, the foregoing provision shall not eliminate or limit (i) the liability of a director if a judgment or other final adjudication adverse to such director established his or her such acts or omissions were in bad faith or involved intentional misconduct or were acts or omissions (a) which he or she knew or reasonably should have known violated the New York Insurance Law or (b) which violated a specific standard of care imposed on directors directly, and not by reference, by a provision of the New York Insurance Law (or any regulations promulgated thereunder) or (c) which constituted a knowing violation of any other law, or establishes that the director personally gained in fact a financial profit or other advantage to which the director was not legally entitled or (ii) the liability of a director for any act or omission prior to the adoption of this Article by the shareholders of the Corporation. Any repeal or modification of this Article by the shareholders of the Corporation shall be prospective only, and shall not adversely affect any limitation on the personal liability of a director of the Corporation existing at the time of such repeal or modification.

         Article VII of the By-laws of the Company provides as follows:

         Section VII.1. Indemnification of Directors and Officers. The Corporation may indemnify any person made, or threatened to be made, a party to an action by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he or she, his or her testator, testatrix or intestate, is or was a director or officer of the Corporation, or is or was serving at the request of the Corporation as a director or officer of any other corporation of any type or kind, domestic or foreign, of any partnership, joint venture, trust, employee benefit plan or other enterprise, against amounts paid in settlement and reasonable expenses, including attorneys' fees, actually and necessarily incurred by him or her in connection with the defense or settlement of such action, or in connection with an appeal therein, if such director or officer acted, in good faith, for a purpose which he or she reasonably believed to be in, or, in the case of service for any other corporation or any partnership, joint venture, trust, employee benefit plan or other enterprise, not opposed to, the best interests of the Corporation, except that no indemnification under this Section shall be made in respect of (1) a threatened action, or a pending action which is settled or is otherwise disposed of, or (2) any claim, issue or matter as to which such person shall have been adjudged to be liable to the Corporation, unless and only to the extent that the court in which the action was brought, or , if no action was brought, any court of competent jurisdiction, determines upon application that, in view of all the circumstances of the case, the person is fairly and reasonably entitled to indemnity for such portion of the settlement amount and expenses as the court deems proper.

         The Corporation may indemnify any person made, or threatened to be made, a party to an action or proceeding (other than one by or in the right of the Corporation to procure a judgment in its favor), whether civil or criminal, including an action by or in the right of any other corporation of any type or kind, domestic or foreign, or any partnership, joint venture, trust, employee benefit plan or other enterprise, which any director or officer of the Corporation served in any capacity at the request of the Corporation, by reason of the fact that he or she, his or her testator, testatrix or intestate, was a director or officer of the Corporation, or served such other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise in any capacity, against judgments, fines, amounts paid in settlement and reasonable expenses, including attorneys' fees actually and necessarily incurred as a result of such action or proceeding, or any appeal therein, if such director or officer acted, in good faith, for a purpose which he or she reasonably believed to be in, or, in the case of service for any other corporation or any partnership, joint venture, trust, employee benefit plan or other enterprise, not opposed to, the best interests of the Corporation and, in criminal actions or proceedings, in addition, had no reasonable cause to believe that his or her conduct was unlawful.

         The termination of any such civil or criminal action or proceeding by judgment, settlement, conviction or upon a plea of nolo contendere, of its equivalent, shall not in itself create a presumption that any such director or officer did not act, in good faith, for a purpose which he or she reasonably believed to be in, or, in the case of service for any other corporation or any partnership, joint venture, trust, employee benefit plan or other enterprise, not opposed to, the best interest of the Corporation or that he or she had reasonable cause to believe that his or her conduct was unlawful.

         Notwithstanding the foregoing, Registrant hereby makes the following undertaking pursuant to Rule 484 under the Securities Act of 1933:

                  Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

         ITEM 31. PRINCIPAL UNDERWRITER

         a.       Name of Investment Company             Capacity In Which
                  Acting

                  Set forth below is information concerning other investment companies for which Manulife Financial Securities LLC, the principal underwriter of the contracts, acts as investment adviser or principal underwriter.

                  The Manufacturers Life Insurance      Principal Underwriter
                  Company (U.S.A.)
                  Separate Account H

                  The Manufacturers Life Insurance      Principal Underwriter
                  Company (U.S.A.)
                  Separate Account I

                  The Manufacturers Life Insurance      Principal Underwriter
                  Company (U.S.A.)
                  Separate Account J

                  The Manufacturers Life Insurance      Principal Underwriter
                  Company (U.S.A.)
                  Separate Account K

                  The Manufacturers Life Insurance      Principal Underwriter
                  Company (U.S.A.)
                  Separate Account M

                  The Manufacturers Life Insurance      Principal Underwriter
                  Company of New York Separate
                  Account A

                  The Manufacturers Life Insurance      Principal Underwriter
                  Company of New York Separate
                  Account B

              b. The Manufacturers Life Insurance Company (U.S.A.) is the sole member of Manulife Financial Securities LLC (MFS LLC) and the following officers of The Manufacturers Life Insurance Company (U.S.A.) have power to act on behalf of Manulife Financial Securities, LLC: John DesPrez* (Chairman and President), John Ostler** (Vice President and Chief Financial Officer) and Jim Gallagher* (Vice President , Secretary and General Counsel) The board of managers of MFS LLC (consisting of Gary Buchanan**, Robert Cook* and John Vrysen***) may also act on behalf of MFS LLC.

         *Principal business office is 73 Tremont Street, Boston, MA 02108

         **Principal business office is 200 Bloor Street, Toronto, Canada M4W
         1E5

         ***Principal business office is 680 Washington Blvd, Stamford, CT 06901

         ITEM 32. LOCATION OF ACCOUNTS AND RECORDS

         All books and records are maintained at 100 Summit Lake Drive, Second Floor, Valhalla, New York 10595.

         ITEM 33. MANAGEMENT SERVICES

         None

         ITEM 34. FEE REPRESENTATION

         Representation of Insurer Pursuant to Section 26 of the Investment Company Act of 1940

         The Manufacturers Life Insurance Company of New York (the "Company") hereby represents that the fees and charges deducted under the contracts issued pursuant to this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.

                                   SIGNATURES


         Pursuant to the requirements of the Securities act of 1933, the Registrant and the Depositor certify that they meet all the requirements for effectiveness of this post-effective amendment to the Registration Statement pursuant to Securities Act of 1933 Rule 485(b) and have caused this post-effective amendment to the Registration Statement to be signed on their behalf in the City of Boston, Massachusetts, on this 29th day of April, 2003.



THE MANUFACTURERS LIFE INSURANCE COMPANY OF NEW YORK
SEPARATE ACCOUNT B
(Registrant)



By: THE MANUFACTURERS LIFE
INSURANCE COMPANY OF NEW YORK
(Depositor)


By: /s/ JAMES D. GALLAGHER
    ---------------------------
    James D. Gallagher
    President

Attest


/s/ KIM CICCARELLI
------------------------
Kim Ciccarelli
Secretary






Pursuant to the requirements of the Securities Act of 1933, the Depositor has duly caused this amended Registration Statement to be signed on its behalf by the undersigned on the 29th day of April, 2003 in the City of Boston, and Commonwealth of Massachusetts.


THE MANUFACTURERS LIFE
INSURANCE COMPANY OF NEW YORK
(Depositor)

BY: /s/ JAMES D. GALLAGHER
    -----------------------
    James D. Gallagher
    President

Attest

/s/ KIM CICCARELLI
--------------------------
Kim Ciccarelli
Secretary

As required by the Securities Act of 1933, this amended Registration Statement has been signed by the following persons in the capacities with the Depositor on the 29th day of April, 2003.



       SIGNATURE                                              TITLE


/s/ JAMES D. GALLAGHER                               Director and President
-------------------------                            (Principal Executive
James D. Gallagher                                   Officer)


*                                                    Director and Chairman
 --------------------
John D. DesPrez, III



*                                                    Director
 ----------------------
Ruth Ann Fleming


*                                                    Director
 -------------------------
Neil M. Merkl

*                                                    Director
 --------------------------
Thomas Borshoff


*                                                    Director
 ----------------------------
Bradford J. Race Jr.



*                                                    Director
 -------------------------
James R. Boyle


*                                                    Director
 --------------------------
Bruce Avedon


                                                     Director
 ---------------------------
Joseph M. Scott



*---------------------------                         Director
Robert Cook





/s/ DAVID W. LIBBEY                                  Treasurer (Principal
---------------------------                          Financial and Accounting
David W. Libbey                                      Officer)

*By: /s/ DAVID W. LIBBEY
     -----------------------
     David W. Libbey
     Attorney-in-Fact Pursuant
     to Powers of Attorney

                                  Exhibit Index



         (l)      Actuarial Opinion



         (m)      Calculations for Illustrations



         (n)      Consent of Ernst & Young LLP